As filed with the Securities and Exchange Commission on April 29, 2009

File No. 033-3920/811-04615

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 52	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 52	☒

HARTFORD HLS SERIES FUND II, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on (May 1, 2009) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HARTFORD HLS FUNDS

Class IA and IB Shares

Prospectus

May 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

Equity Funds	Fixed Income Funds
Hartford Advisers HLS Fund	Hartford High Yield HLS Fund
Hartford Capital Appreciation HLS Fund	Hartford Money Market HLS Fund
Hartford Disciplined Equity HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Dividend and Growth HLS Fund	Hartford U.S. Government Securities HLS Fund
Hartford Equity Income HLS Fund
Hartford Fundamental Growth HLS Fund
Hartford Global Advisers HLS Fund
Hartford Global Equity HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Health HLS Fund
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford Index HLS Fund
Hartford International Growth HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford LargeCap Growth HLS Fund
Hartford MidCap HLS Fund
Hartford MidCap Growth HLS Fund
Hartford MidCap Value HLS Fund
Hartford Small Company HLS Fund
Hartford SmallCap Growth HLS Fund
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund

Hartford HLS Funds c/o Individual Annuity Services P.O. Box 5085 Hartford, CT 06102-5085

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
Hartford Advisers HLS Fund	5
Hartford Capital Appreciation HLS Fund	9
Hartford Disciplined Equity HLS Fund	13
Hartford Dividend and Growth HLS Fund	16
Hartford Equity Income HLS Fund	19
Hartford Fundamental Growth HLS Fund	22
Hartford Global Advisers HLS Fund	25
Hartford Global Equity HLS Fund	29
Hartford Global Growth HLS Fund	32
Hartford Global Health HLS Fund	35
Hartford Growth HLS Fund	39
Hartford Growth Opportunities HLS Fund	42
Hartford High Yield HLS Fund	45
Hartford Index HLS Fund	49
Hartford International Growth HLS Fund	52
Hartford International Opportunities HLS Fund	55
Hartford International Small Company HLS Fund	58
Hartford LargeCap Growth HLS Fund	61
Hartford MidCap HLS Fund	64
Hartford MidCap Growth HLS Fund	67
Hartford MidCap Value HLS Fund	70
Hartford Money Market HLS Fund	73
Hartford Small Company HLS Fund	77
Hartford SmallCap Growth HLS Fund	81
Hartford SmallCap Value HLS Fund	85
Hartford Stock HLS Fund	89
Hartford Total Return Bond HLS Fund	92
Hartford U.S. Government Securities HLS Fund	96
Hartford Value HLS Fund	100
Hartford Value Opportunities HLS Fund	103
Investment Strategies and Risks	106
The Investment Manager and Sub-Adviser(s)	111
Further Information on the Funds	113
Financial Highlights	119
Fees Paid Indirectly	128
Payments from Affiliate	130
For More Information	132

INTRODUCTION

The Hartford HLS Funds

The Hartford HLS Funds are a family of mutual funds (each a “fund” and together the “funds”) which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) formerly Fortis Benefits Insurance Company, Union Security Life Insurance Company of New York (“Union Security Life”) formerly First Fortis Life Insurance Company, and certain qualified retirement plans. Certain Hartford HLS funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Each fund is an investment portfolio of Hartford Series Fund, Inc. except for Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund (“Hartford HLS II Funds”), which are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund offers two classes of shares: Class IA shares and Class IB shares. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Prior to May 1, 2002, the Hartford HLS II Funds offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Each fund is a diversified fund except for the Hartford Global Health HLS Fund, which is a non-diversified fund. Information on each fund, including investment strategy, risk/reward profile and risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager of each fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options offered in this prospectus.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. (EACH A “COMPANY”) HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

•	equities,
•	debt securities, and
•	money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are at the discretion of Wellington Management Company, LLP (“Wellington Management”) and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington Management to be of comparable quality. These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Asset Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower;

less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 10.28% (2nd quarter, 2003) and the lowest quarterly return was

-16.54% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-31.64%	-2.13%	-0.41%
Class IB	-31.81%	-2.38%	-0.63%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%
Barclays Capital Government/Credit Bond Index (reflects no deduction for fees or expenses)	5.70%	4.64%	5.64%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.63%	0.88%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 64	$ 90
Year 3	$ 202	$ 281
Year 5	$ 351	$ 488
Year 10	$ 786	$1,084

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Advisers HLS Fund paid HL Advisors effective management and administrative fees equal to 0.60% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.6800% of the first $250 million, 0.6550% of the next $250 million, 0.6450% of the next $500 million, 0.5950% of the next $4 billion, 0.5925% of the next $5 billion and 0.5900% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.33% (4th quarter, 1999) and the lowest quarterly return was

-25.84% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-45.59%	0.44%	5.41%
Class IB	-45.73%	0.19%	5.17%
Russell 3000 Index (reflects no deduction for fees or expenses)	-37.31%	-1.95%	-0.80%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Indices: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.67%	0.92%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Capital Appreciation HLS Fund paid HL Advisors effective management and administrative fees equal to 0.63% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1991. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional at The Boston Asset Company (1988 - 2005).

Jeffrey L. Kripke, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Kripke joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Marrkand was an investment professional at Putnam Investments (1999 - 2005).

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management’s Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Balance Sheet factors analyze the quality of earnings and capital. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 15.65% (4th quarter, 1999) and the lowest quarterly return was

-21.00% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-37.27%	-2.46%	-0.98%
Class IB	-37.43%	-2.70%	-1.21%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.71%	0.96%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 73	$ 98
Year 3	$ 227	$ 306
Year 5	$ 395	$ 531
Year 10	$ 883	$1,178

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Disciplined Equity HLS Fund paid HL Advisors effective management and administrative fees equal to 0.68% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies within the index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 15.45% (2nd quarter, 2003) and the lowest quarterly return was

-18.99% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-32.43%	0.96%	2.49%
Class IB	-32.60%	0.70%	2.26%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	1.36%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.67%	0.92%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Dividend and Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.64% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 7.91% (4th quarter, 2004) and the lowest quarterly return was

-15.53% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since InceptionOctober 31, 2003
Class IA	-28.76%	1.09%	2.50%
Class IB	-28.94%	0.84%	2.24%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	0.65%

Index: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.81%	0.81%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.84%	1.09%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 86	$ 111
Year 3	$ 268	$ 347
Year 5	$ 466	$ 601
Year 10	$1,037	$1,329

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Equity Income HLS Fund paid HL Advisors effective management and administrative fees equal to 0.81% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8250% of the first $250 million, 0.7750% of the next $250 million, 0.7250% of the next $500 million, 0.6750% of the next $4 billion, 0.6725% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past three years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006.

HARTFORD FUNDAMENTAL GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Fundamental Growth HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. Individual holdings are typically no larger than 5% of the fund’s total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund’s portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-to-earnings valuations comparable to the company’s long-term, sustainable growth rate. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 14.57% (2nd quarter, 2003) and the lowest quarterly return was

-26.46% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since InceptionApril 30, 2001
Class IA	-41.25%	-3.40%	-2.15%
Class IB	-41.39%	-3.64%	-2.38%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.50%

Indices: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total operating expenses	0.85%	1.10%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 87	$ 112
Year 3	$ 271	$ 350
Year 5	$ 471	$ 606
Year 10	$1,049	$1,340

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Fundamental Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8000% of the first $250 million, 0.7500% of the next $250 million, 0.7000% of the next $4.5 billion, 0.6975% of the next $5 billion and 0.6950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. The fund invests in securities denominated in both U.S. dollars and foreign currencies and may trade in both U.S. or in foreign markets.

The fund actively allocates its assets among three categories:

• equity securities,

• debt securities, and

• money market instruments.

The equity portion of the fund invests in common stocks of growth companies located worldwide. The fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will seek to diversify its investments in securities of issuers among a number of different countries throughout the world, one of which may include the United States. There are no limits on the amount of the fund’s assets that may be invested in each country. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid- to large- capitalization companies with market capitalizations greater than $2 billion. Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody’s or S&P or Fitch, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities (also referred to as “junk bonds”). Such securities may be rated as low as “C” by Moody’s or S&P or Fitch, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management’s judgment of the relative attractiveness of each asset category. The fund normally has some portion of its assets invested in each asset category, and shifts in asset allocation generally will be gradual. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Asset Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower;

less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 13.17% (4th quarter, 1999) and the lowest quarterly return was

-14.62% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-32.50%	-0.04%	1.82%
Class IB [1]	-32.67%	-0.29%	1.59%
Morgan Stanley Capital International World Growth Index (reflects no deduction for fees or expenses)	-40.90%	-0.84%	-2.29%
Barclays Capital Global Aggregate Index USD Hedged (reflects no deduction for fees or expenses)	5.56%	4.98%	5.46%

Indices: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Barclays Capital Global Aggregate Index USD Hedged (formerly known as the Lehman Brothers Global Aggregate Index USD Hedged) provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

[1]

Class IB shares commenced operations on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.76%	0.76%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total operating expenses	0.81%	1.06%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 83	$ 108
Year 3	$ 259	$ 337
Year 5	$ 450	$ 585
Year 10	$1,002	$1,294

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Global Advisers HLS Fund paid HL Advisors effective management and administrative fees equal to 0.76% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Matthew D. Hudson.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the fund since 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000 – 2005).

Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been a portfolio manager of the equity component of the fund since 2001 and has been involved in portfolio management and securities analysis for the equity component of the fund since 1997. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity component of the fund since 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the debt component of the fund since its inception in 1995. Mr. Evans joined Wellington Management as an investment professional in 1995.

Evan S. Grace, CFA, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years. Mr. Grace joined Wellington Management as an investment professional in 2003.

HARTFORD GLOBAL EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Global Equity HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund’s diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees[1]	0.95%	0.95%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total operating expenses	1.02%	1.27%
Less waiver/reimbursement[1]	0.10%	0.10%
Total net expenses	0.92%	1.17%

[1]

Effective August 25, 2008, HL Advisors has contractually agreed to waive 0.10% of its management fees until May 1, 2010. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.85% and the total annual operating expenses for class IA and IB are 0.92% and 1.17%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 94	$ 119
Year 3	$ 315	$ 393
Year 5	$ 554	$ 687
Year 10	$1,239	$1,525

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Global Equity HLS Fund paid HL Advisors effective management and administrative fees equal to 0.87% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.9500% of the first $500 million, 0.9000% of the next $500 million, 0.8500% of the next $4 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion annually of the fund’s average daily net assets.1

[1]	Effective August 25, 2008, HL Advisors contractually agreed to waive 0.10% of its management fees until May 1, 2010.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in March 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in March 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

HARTFORD GLOBAL GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Global Growth HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund’s assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 32.82% (4th quarter, 1999) and the lowest quarterly return was

-26.67% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-52.46%	-3.66%	0.54%
Class IB	-52.58%	-3.90%	0.32%
Morgan Stanley Capital International World Growth Index (reflects no deduction for fees or expenses)	-40.90%	-0.84%	-2.29%

Index: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.71%	0.71%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.75%	1.00%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 77	$ 102
Year 3	$ 240	$ 318
Year 5	$ 417	$ 552
Year 10	$ 930	$1,225

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Global Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.71% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000 – 2005).

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund’s investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

The fund’s approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

•	the company’s business franchise is temporarily mispriced,
•	the market under-values the new product pipelines,
•	the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or
•	the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

•	target prices are achieved,
•	fundamental expectations are not met,
•	a company’s prospects become less appealing, or
•	equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 21.57% (2nd quarter, 2003) and the lowest quarterly return was

-17.51% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (May 1, 2000)
Class IA	-25.56%	2.18%	7.35%
Class IB	-25.75%	1.93%	7.10%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-3.65%[1]
S&P North American Health Care Sector Index (reflects no deduction for fees or expenses)	-23.58%	0.77%	1.65%[1]

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P North American Health Care Sector Index (formerly known as the S&P GSSI Healthcare Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

1 Return is from 4/30/2000 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.88%	1.13%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 90	$ 115
Year 3	$ 281	$ 359
Year 5	$ 488	$ 622
Year 10	$1,084	$1,375

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Global Health HLS Fund paid HL Advisors effective management and administrative fees equal to 0.84% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8500% of the first $250 million, 0.8000% of the next $250 million, 0.7500% of the next $4.5 billion, 0.7475% of the next $5 billion and 0.7450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.22% (2nd quarter, 2003) and the lowest quarterly return was

-20.72% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2002)
Class IA	-41.79%	-3.49%	-0.57%
Class IB	-41.93%	-3.73%	-0.81%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-1.92%

Index: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.84%	1.09%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 86	$ 111
Year 3	$ 268	$ 347
Year 5	$ 466	$ 601
Year 10	$1,037	$1,329

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8250% of the first $250 million, 0.7750% of the next $250 million, 0.7250% of the next $500 million, 0.6750% of the next $4 billion, 0.6725% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2002. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Director and Equity Portfolio Manager associated with Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential with a focus on mid to large capitalization stocks. The fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The fund may trade securities actively.

PROPOSED REORGANIZATION. At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganizations (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Wellington Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter, 1999) and the lowest quarterly return was

-25.44% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-45.66%	1.47%	3.37%
Class IB [2]	-45.80%	1.22%	3.12%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.27%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.33%	-4.01%

Indices: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.61%	0.61%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Growth Opportunities HLS Fund paid HL Advisors an effective management fee equal to 0.61% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management’s High Yield Team uses what is sometimes referred to as a “bottom-up” analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer’s business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management’s economic outlook is also an important input in overlaying a “top-down” view of the economy in the construction of the fund’s interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 8.34% (2nd quarter, 2003) and the lowest quarterly return was

-17.85% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-25.23%	-1.29%	1.56%
Class IB	-25.42%	-1.54%	1.33%
Barclays Capital U.S. Corporate High Yield Bond Index (reflects no deduction for fees or expenses)	-26.16%	-0.80%	2.17%

Index: The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers High Yield Corporate Index) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.74%	0.99%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 76	$ 101
Year 3	$ 237	$ 315
Year 5	$ 411	$ 547
Year 10	$ 918	$1,213

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford High Yield HLS Fund paid HL Advisors effective management and administrative fees equal to 0.70% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $500 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6050% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Mark Niland, CFA, Managing Director and co-head of the Leveraged Credit Sector of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and co-head of the Global Credit Research Platform of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and also serves as a Senior Credit Research Analyst responsible for the credit research analysis of leveraged credit issuers. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From 1997-2000, he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the fund's sub-adviser, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund’s portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor’s Corporation (“S&P”)1 chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company’s number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock’s relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2008, approximately 49 percent of the Index was composed of the forty largest companies, the five largest being Exxon Mobil Corporation, Procter & Gamble, General Electric Company, AT&T Inc. and Johnson & Johnson.

Hartford Investment Management does not attempt to “manage” the fund’s portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund’s portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund’s portfolio because of mergers, changes in the composition of the Index and similar reasons.

Due to an internal policy of the sub-adviser, the fund does not invest in the stock of The Hartford Financial Services Group, Inc. (HIG), a component of the Index. Accordingly, the sub-adviser is unable to track the Index in its entirety, which may affect the fund’s performance. The sub-adviser re-allocates the fund’s exposure to HIG across the Life/Health, Property/Casualty and Multi-line Insurance industries. In addition, the fund’s ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund’s portfolio to the Index, to the maximum practicable extent.

The fund’s portfolio is broadly diversified by industry and company.

1 “Standard & Poor’s”® , “S&P”® , “S&P 500”® ,“Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Index Strategy Risk –The fund is not actively “managed.” Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the fund’s portfolio. The fund will remain invested in stocks even when stock prices are generally falling.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested.

Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 15.28% (2nd quarter, 2003) and the lowest quarterly return was

-21.97% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-37.11%	-2.50%	-1.76%
Class IB [1]	-37.27%	-2.74%	-1.99%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

[1]

Class IB shares commenced operations on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total operating expenses	0.32%	0.57%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 33	$ 58
Year 3	$ 103	$ 183
Year 5	$ 180	$ 318
Year 10	$ 406	$ 714

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Index HLS Fund paid HL Advisors effective management and administrative fees equal to 0.30% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.3000% of the first $2 billion, 0.2000% of the next $3 billion, 0.1800% of the next $5 billion and 0.1700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Deane Gyllenhaal, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2006. Mr. Gyllenhaal joined Hartford Investment Management as an investment professional in 2006. Mr. Gyllenhaal has been an investment professional involved in portfolio management, research and product development since 1990.

HARTFORD INTERNATIONAL GROWTH HLS FUND

INVESTMENT GOAL. The Hartford International Growth HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) is researched by the team and global industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.98% (2nd quarter, 2003) and the lowest quarterly return was

-27.62% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	-56.78%	-2.53%	-0.72%
Class IB	-56.89%	-2.77%	-0.96%
MSCI EAFE Growth Index (reflects no deduction for fees or expenses)	-42.46%	1.77%	0.42%

Index: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.84%	1.09%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 86	$ 111
Year 3	$ 268	$ 347
Year 5	$ 466	$ 601
Year 10	$1,037	$1,329

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford International Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8500% of the first $250 million, 0.8000% of the next $250 million, 0.7500% of the next $4.5 billion, 0.7475% of the next $5 billion and 0.7450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World Free ex US Index (“MSCI AC World Free ex US Index”). As of December 31, 2008, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $178 million and $201 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.16% (4th quarter, 1999) and the lowest quarterly return was

-21.71% (3rd quarter, 2002).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-42.25%	4.39%	2.47%
Class IB	-42.39%	4.13%	2.23%
MSCI AC (All Country) World Free ex US Index (reflects no deduction for fees or expenses)	-45.24%	3.00%	2.27%

Index: The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.67%	0.67%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.71%	0.96%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 73	$ 98
Year 3	$ 227	$ 306
Year 5	$ 395	$ 531
Year 10	$ 883	$1,178

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford International Opportunities HLS Fund paid HL Advisors effective management and administrative fees equal to 0.67% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small-capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm’s proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the issuer’s region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

•	a well-articulated business plan,
•	experienced management,
•	a sustainable competitive advantage, and
•	strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.67% (2nd quarter, 2003) and the lowest quarterly return was

-25.62% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	-42.44%	2.40%	5.83%
Class IB	-42.58%	2.14%	5.57%
S&P EPAC SmallCap Index (reflects no deduction for fees or expenses)	-46.62%	3.03%	5.71%

Index: The S&P EPAC SmallCap Index (formerly known as S&P/Citigroup Extended Market Euro-Pacific Index) is a global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total operating expenses	0.89%	1.14%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 91	$ 116
Year 3	$ 284	$ 362
Year 5	$ 493	$ 628
Year 10	$1,096	$1,386

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford International Small Company HLS Fund paid HL Advisors effective management and administrative fees equal to 0.84% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8500% of the first $250 million, 0.8000% of the next $250 million, 0.7500% of the next $4.5 billion, 0.7475% of the next $5 billion and 0.7450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Director and Equity Research Analyst associated with Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years. Mr. Maguire joined Wellington Management as an investment professional in 2004.

HARTFORD LARGECAP GROWTH HLS FUND

PROPOSED REORGANIZATION. At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganizations (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing details concerning the Reorganization is expected to be mailed to the Acquired Fund shareholders in July, 2009.

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund’s sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Hartford Investment Management became the fund’s sub-adviser effective November 13, 2006. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.51% (4th quarter, 1999) and the lowest quarterly return was

-24.69% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-42.96%	-5.60%	-3.05%
Class IB [2]	-43.11%	-5.84%	-3.30%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.27%

Index: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.01%	0.01%
Total operating expenses	0.66%	0.91%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 67	$ 93
Year 3	$ 211	$ 290
Year 5	$ 368	$ 504
Year 10	$ 822	$1,120

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford LargeCap Growth HLS Fund paid HL Advisors an effective management fee equal to 0.65% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.6500% of the first $500 million, 0.6000% of the next $500 million, 0.5500% of the next $4 billion, 0.5300% of the next $5 billion and 0.5200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

HARTFORD MIDCAP HLS FUND

As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the fund no longer offers or sells Class IA shares or Class IB shares to qualified retirement plans (“Plans”) or to separate accounts of insurance companies (“Separate Accounts”), except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain qualified retirement plans and certain state or municipal employee benefit plans in connection with such contracts issued before that date that offer the fund as an investment option, (2) to Separate Accounts through which individual or “corporate-owned” variable life insurance contracts are issued in connection with such contracts issued before that date that offer the fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the fund as an investment option, solely to facilitate certain systematic investment programs or asset allocation programs in which owners of variable annuity contracts enrolled prior to that date, and (4) directly to certain Plans and certain state or municipal employee benefit plans that included The Hartford MidCap Fund or The Hartford MidCap HLS Fund as an investment option prior to August 16, 2004 and that offer the fund as an investment option.

Class IB shares are subject to distribution fees under a distribution plan. The fund continues to pay 12b-1 fees pursuant to its Distribution Plan. These fees are paid for ongoing shareholder services in connection with past sales.

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2008, this range was approximately $24 million to $15 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 30.49% (4th quarter, 1999) and the lowest quarterly return was

-23.47% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-35.32%	2.53%	9.40%
Class IB [1]	-35.49%	2.27%	9.14%
S&P MidCap 400 Index (reflects no deduction for fees or expenses)	-36.23%	-0.08%	4.46%

Index: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market. You cannot invest directly in an index.

[1]

Class IB shares commenced operations on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.66%	0.66%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.69%	0.94%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 70	$ 96
Year 3	$ 221	$ 300
Year 5	$ 384	$ 520
Year 10	$ 859	$1,155

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford MidCap HLS Fund paid HL Advisors effective management and administrative fees equal to 0.66% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

HARTFORD MIDCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford MidCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $15 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings (“IPOs”) that materially affected the performance of the fund. The effect of IPOs on the fund’s performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund’s investments in IPOs, if any, will continue to have a similar impact on the fund’s performance.

Hartford Investment Management became the fund’s sub-adviser effective on or about December 4, 2006. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.69% (4th quarter, 2001) and the lowest quarterly return was

-26.89% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-46.85%	-4.70%	0.35%
Class IB [2]	-46.97%	-4.94%	0.10%
Russell Midcap Growth Index (reflects no deduction for fees or expenses)	-44.32%	-2.33%	-0.19%

Indices: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market. You cannot invest directly in an index.

The Russell Midcap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total operating expenses	0.85%	1.10%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 87	$ 112
Year 3	$ 271	$ 350
Year 5	$ 471	$ 606
Year 10	$1,049	$1,340

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford MidCap Growth HLS Fund paid HL Advisors an effective management fee equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8000% of the first $500 million, 0.7500% of the next $500 million, 0.7000% of the next $4 billion, 0.6800% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Paul Bukowski, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005). Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios.

HARTFORD MIDCAP VALUE HLS FUND

As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the fund no longer offers or sells Class IA shares or Class IB shares to Plans or to Separate Accounts, except as follows: (1) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before that date that offer the fund as an investment option, (2) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, and (3) directly to certain Plans and certain state or municipal employee benefit plans to which shares were issued before August 16, 2004 and that offer the fund as an investment option.

Class IB shares are subject to distribution fees under a distribution plan. The fund continues to pay 12b-1 fees pursuant to its Distribution Plan. These fees are paid for ongoing shareholder services in connection with past sales.

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2008, this range was approximately $24 million to $15 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 20.74% (2nd quarter, 2003) and the lowest quarterly return was

-20.94% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	-40.21%	-1.64%	1.75%
Class IB	-40.36%	-1.88%	1.51%
Russell 2500 Value Index (reflects no deduction for fees or expenses)	-31.99%	-0.15%	4.22%

Index: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.81%	1.06%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 83	$ 108
Year 3	$ 259	$ 337
Year 5	$ 450	$ 585
Year 10	$1,002	$1,294

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford MidCap Value HLS Fund paid HL Advisors effective management and administrative fees equal to 0.78% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8250% of the first $250 million, 0.7750% of the next $250 million, 0.7250% of the next $500 million, 0.6750% of the next $4 billion, 0.6725% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. This fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In certain market conditions, the fund may be more allocated to lower-yielding securities. There can be no guarantee that the fund will achieve or maintain any particular level of yield. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

$1.00 Share Price Risk - Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund’s share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statement, the Board of Directors of the fund has approved the participation of the fund in the U.S. Treasury Department's Temporary Guarantee Program (the “Program”) for money market funds. Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share. The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less. As of the date of this Prospectus, the Program will terminate on September 18, 2009. Please see page 109 for more information concerning the Program.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter, 2000) and the lowest quarterly return was

0.16% (2nd quarter, 2004).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	2.15%	3.10%	3.25%
Class IB	1.89%	2.84%	3.01%
90 Day Treasury Bill Index (reflects no deduction for fees or expenses)	1.40%	2.97%	3.16%

Index: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund’s most recent current and effective yield information. HL Advisors has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of yield. Total Return and yield would have been lower if HL Advisors had not agreed to reimburse expenses or waive fees, including, for certain periods, all or a portion of the Class IB distribution and service (12b-1) fees.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees[1]	0.40%	0.40%
Distribution and service (12b-1) fees[2]	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses[2]	0.44%	0.69%

[1]	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%.

[2]

Effective March 1, 2009, the Board of Directors of the fund has approved a temporary reduction of the Class IB distribution and service (12b-1) fee to zero for a period of six months. The Board’s action can be changed at any time. In addition, HL Advisors may reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 45	$ 70
Year 3	$ 141	$ 221
Year 5	$ 246	$ 384
Year 10	$ 555	$ 859

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Money Market HLS Fund paid HL Advisors effective management and administrative fees equal to 0.38% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.4000% of the first $5 billion, 0.3800% of the next $5 billion and 0.3700% in excess of $10 billion annually of the fund’s average daily net assets.*

*	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing the fees on the first $2 billion of average daily net assets by 0.05%.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

HARTFORD SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2008, this range was approximately $8 million to $3 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

•	have potential for above-average earnings growth,
•	are undervalued in relation to their investment potential,
•	have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or
•	are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings (“IPOs”) that materially affected the performance of the fund. The effect of IPOs on the fund’s performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund’s investments in IPOs, if any, will continue to have a similar impact on the fund’s performance.

Hartford Investment Management became the fund’s sub-adviser effective on or about June 12, 2006. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 35.93% (4th quarter, 1999) and the lowest quarterly return was

-26.17% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-40.60%	1.05%	3.46%
Class IB	-40.73%	0.81%	3.23%
Russell 2000 Growth Index (reflects no deduction for fees or expenses)	-38.54%	-2.35%	-0.76%

Index: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.71%	0.96%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 73	$ 98
Year 3	$ 227	$ 306
Year 5	$ 395	$ 531
Year 10	$ 883	$1,178

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Small Company HLS Fund paid HL Advisors effective management and administrative fees equal to 0.68% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6000% of the next $500 million, 0.5500% of the next $3.5 billion, 0.5300% of the next $5 billion and 0.5200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. Hartford Investment Management and Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management: The portion of the fund allocated to Hartford Investment Management is managed by Hugh Whelan and Kurt Cubbage.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

Wellington Management: The portion of the fund allocated to Wellington Management is managed by Steven C. Angeli, Stephen Mortimer and Mario E. Abularach.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund’s sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2008, this range was approximately $8 million to $3 billion. The fund’s portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund’s market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management’s Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Balance sheet factors analyze the quality of earnings and capital. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

Hartford Investment Management seeks to achieve the fund’s goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Hartford Investment Management became an additional sub-adviser effective November 2006 and Wellington Management became a sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 60.73% (4th quarter, 1999) and the lowest quarterly return was

-29.17% (3rd quarter, 2001).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-37.42%	-3.40%	2.45%
Class IB [2]	-37.57%	-3.63%	2.20%
Russell 2000 Growth Index (reflects no deduction for fees or expenses)	-38.54%	-2.35%	-0.76%

Index: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford SmallCap Growth HLS Fund paid HL Advisors an effective management fee equal to 0.62% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5800% of the next $5 billion and 0.5700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. Hartford Investment Management and Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management: The portion of the fund allocated to Hartford Investment Management is managed by Hugh Whelan and Kurt Cubbage.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

Wellington Management: The portion of the fund allocated to Wellington Management is co-managed by David J. Elliott and Mammen Chally.

David J. Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($3 billion as of December 31, 2008). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices. KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics. The major guideline that drives KAR’s portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

KAR, MetWest Capital and SSgA FM became the fund’s sub-advisers effective March 2006. The following information includes the fund’s performance when it was managed by different investment advisers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.92% (4th quarter, 2001) and the lowest quarterly return was

-23.61% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-29.36%	-0.32%	7.44%
Class IB [2]	-29.57%	-0.51%	7.19%
Russell 2000 Value Index (reflects no deduction for fees or expenses)	-28.92%	0.27%	6.11%

Index: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.89%	0.89%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total operating expenses	0.95%	1.20%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 97	$ 122
Year 3	$ 303	$ 381
Year 5	$ 525	$ 660
Year 10	$1,166	$1,455

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford SmallCap Value HLS Fund paid HL Advisors an effective management fee equal to 0.89% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.9000% of the first $50 million, 0.8500% of the next $4.95 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. KAR, MetWest Capital and SSgA FM

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC: The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf, Julie Kutasov and Craig Stone.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since March 2006. Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Julie Kutasov, CPA, Portfolio Manager of KAR, has served as co-portfolio manager of the fund since April 2008. Ms. Kutasov joined KAR in 2001 and has been involved in the research of the securities for the other small- and mid-cap strategies for the firm since that time.

Craig Stone, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since May 2009. Mr. Stone joined KAR in 2000 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Metropolitan West Capital Management, LLC: The portion of the fund allocated to MetWest Capital is managed by an investment team led by Samir Sikka.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc.: The portion of the fund allocated to SSgA FM is co-managed by William DeRoche and Chuck Martin.

William H. DeRoche, CFA, Principal of SSgA FM, Vice President of SSgA and the Head of the U.S. Enhanced Equity Team, has served as a co-portfolio manager of the fund since January 2009. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund’s assets in equity securities. The fund’s diversified portfolio of equity securities are evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 14.63% (2nd quarter, 2003) and the lowest quarterly return was

-24.41% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-43.13%	-4.64%	-2.99%
Class IB	-43.27%	-4.88%	-3.21%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Stock HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4475% of the next $5 billion and 0.4450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below-investment-grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested.

Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 4.22% (4th quarter, 2002) and the lowest quarterly return was

-4.71% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-7.62%	1.67%	4.40%
Class IB	-7.85%	1.41%	4.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.24%	4.65%	5.63%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Total Return Bond HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

The fund may utilize securities lending arrangements and reverse repurchase transactions. The fund may also utilize derivatives to manage portfolio risk or for other investment purposes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Government-Sponsored Agency Securities Risk - The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the FHFA or guaranteed by the Department of Veterans Affairs.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Securities Lending Risk - Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Hartford Investment Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 5.23% (3rd quarter, 2002) and the lowest quarterly return was

-2.19% (2nd quarter, 2004).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-0.64%	2.26%	4.07%
Class IB [2]	-0.89%	2.00%	3.81%
Barclays Capital Intermediate Government Bond Index (reflects no deduction for fees or expenses)	10.43%	5.30%	5.74%

Index: The Barclays Capital Intermediate Government Bond Index (formerly known as the Lehman Brothers Intermediate Government Bond Index) is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.01%	0.01%
Total operating expenses	0.46%	0.71%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 47	$ 73
Year 3	$ 148	$ 227
Year 5	$ 258	$ 395
Year 10	$ 579	$ 883

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford U.S. Government Securities HLS Fund paid HL Advisors an effective management fee equal to 0.45% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.4500% of the first $5 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the fund’s average daily net assets.1

[1]	Effective September 29, 2008.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008. Mr. Hendricks joined Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group.

Russell M. Regenauer, CFA, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 2002 and as portfolio manager of the fund since June 1, 2008. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985. Prior to joining the firm in 1993, Mr. Regenauer worked for Fleet Bank and Bank of New England.

Timothy Wilhide1, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978. Prior to joining the firm, he was a Vice President and fixed income manager for J.P. Morgan & Company.

[1]	Effective June 1, 2009, Timothy Wilhide will no longer serve as portfolio manager of the fund. The fund will continue to be managed by John Hendricks and Russell Regenauer.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.52% (2nd quarter, 2003) and the lowest quarterly return was

-19.69% (3rd quarter, 2002).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	-34.03%	0.95%	0.56%
Class IB	-34.20%	0.70%	0.32%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	0.12%

Index: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.81%	0.81%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.84%	1.09%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 86	$ 111
Year 3	$ 268	$ 347
Year 5	$ 466	$ 601
Year 10	$1,037	$1,329

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Value HLS Fund paid HL Advisors effective management and administrative fees equal to 0.81% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8250% of the first $250 million, 0.7750% of the next $250 million, 0.7250% of the next $500 million, 0.6750% of the next $4 billion, 0.6725% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past three years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management (2004 – 2006).

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer’s earnings power, and its growth potential. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Wellington Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.05% (2nd quarter, 2003) and the lowest quarterly return was

-19.87% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-41.06%	-3.28%	1.27%
Class IB [2]	-41.21%	-3.52%	1.01%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	1.36%
Russell 3000 Value Index (reflects no deduction for fees or expenses)	-36.25%	-0.72%	1.69%

Indices: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Value Opportunities HLS Fund paid HL Advisors an effective management fee equal to 0.62% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by the Hartford HLS Funds in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[3]
Equity Funds
Advisers HLS Fund	√+	√+	√	√+	√	√	√	15%
Capital Appreciation HLS Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity HLS Fund	√+	--	√	√+	√	√	√	15%
Dividend and Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Equity Income HLS Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Global Advisers HLS Fund	√+	√+	√+	√+	√	√	√	15%
Global Equity HLS Fund	√+	--	√	√+	√+	√+	√	15%
Global Growth HLS Funds	√+	--	√	√+	√+	√	√	15%
Global Health HLS Fund	√+	--	√	√+	√	√+	√	15%
Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%
Index HLS Fund	√+	--	√	√[1]	√	√	√	15%
International Growth HLS Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities HLS Fund	√+	--	√	√+	√+	√	√	15%
International Small Company HLS Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap HLS Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap Value HLS Fund	√+	--	√	√+	√	√	√	15%
Small Company HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Value HLS Fund	√+	--	√	√+	√	√+	√	15%
Stock HLS Fund	√+	--	√	√+	√	√	√	15%
Value HLS Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%

Fixed Income Funds
High Yield HLS Fund	√+	√+	√	√+	√	√	√	15%
Money Market HLS Fund	--	√+	--	√+[1]	--	--	√	10%
Total Return Bond HLS Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities HLS Fund	--	√+	√+	√[2]	--	--	√	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	Securities of foreign issuers or borrowers, but not non-dollar securities.
2	Bonds issued or guaranteed by the Canadian government or its agencies only.
3	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements

•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,
•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Determination of Net Asset Value’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of Money Market HLS Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for a fund and, therefore could adversely affect the fund’s performance. The funds are not managed to achieve a particular tax result for shareholders.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

The Board of Directors of Hartford Series Fund, Inc. (the “Company”) has approved the participation of the Money Market HLS Fund (the “fund”) in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”) until September 18, 2009.

Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”). The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the fund as of close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered.

HL Investment Advisors, LLC has voluntarily agreed to reimburse expenses or waive fees to the extent necessary to prevent the fund’s earnings from falling below the level of expenses. Except as necessary to prevent the fund’s earnings from falling below the level of expenses, the cost to participate in the extended term of the Program will be borne by the fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the fund. Therefore, the cost to participate in the Program is borne by all shareholders of the fund whether or not their shares are covered by the Program. Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the fund’s asset level. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury has extended the Program through the close of business on September 18, 2009.

Neither this Prospectus nor the fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to each Hartford HLS Fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned, indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. HL Advisors had over $41.7 billion in assets under management as of December 31, 2008. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Hartford HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser not affiliated with HL Advisors with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2008, KAR had approximately $3.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC (“MetWest Capital”) oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large-capitalization and small-capitalization value equity, international core value equity, global value equity and balanced portfolios. As of December 31, 2008, MetWest Capital had investment management authority over approximately $8 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As a result of the recent acquisition of Wachovia Corporation (“Wachovia”) by Wells Fargo & Company (“Wells Fargo”), Wells Fargo holds a majority interest in MetWest Capital. In connection with the acquisition, the Board of Directors approved a new sub-advisory agreement with MetWest Capital. The acquisition of Wachovia by Wells Fargo is not expected to affect the day-to-day management of the SmallCap Value HLS Fund.

SSgA Funds Management, Inc. (“SSgA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2008, SSgA FM managed approximately $118 billion in assets, and SSgA managed approximately $1.44 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Hartford HLS Fund Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the “Plans”).

Each Hartford HLS Fund has authorized two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund’s net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund’s Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, the transfer agent accrued approximately $1,950,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $850,000 for any Servicing Intermediary.

As of January 1, 2009, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Edgewood Services, Inc. and Retirement Plan Services Company of America; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Advisers LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Principal Life Insurance Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; The 401(k) Company, Inc. (purchased by Charles Schwab & Co.); Charles Schwab Trust Company; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Class IB Shares Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the “Distribution Plan”) for its Class IB shares pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund’s board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The

Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

With respect to the Money Market HLS Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding the waivers of 12b-1 fees.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. The value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if the Hartford HLS Fund were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Hartford HLS Fund’s Board of Directors. Generally, each Hartford HLS Fund may use fair valuation in regards to debt securities when a Hartford HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford HLS

Money Market Fund’s investments and investments of other Hartford HLS Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

Each fund’s Board of Directors has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. The current policy for each Hartford HLS Fund, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. The Hartford Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund’s shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund’s performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading (i) can force a Hartford HLS Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds’ policy is to discourage investors from trading in a Hartford HLS Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Hartford HLS Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Hartford HLS Funds may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ sub-transfer agent, Hartford Administrative Services Company (“HASCO”) shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the Hartford HLS Funds) for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds’ shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds’ defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Hartford HLS Funds, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a Hartford HLS Fund that is an investment portfolio of Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of Hartford HLS Funds differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Hartford HLS Funds may advertise performance related information. Performance information about a Hartford HLS Fund is based on the Hartford HLS Fund’s past performance only and is no indication of future performance.

Each Hartford HLS Fund may include its total return in advertisements or other sales material. When a Hartford HLS Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Hartford HLS Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Hartford HLS Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the Money Market HLS Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Money Market HLS Fund shares and thus compounded in the course of a 52-week period.

The Hartford HLS Funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the Hartford HLS Funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the Hartford HLS Funds’ performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the Hartford HLS Funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each Hartford HLS Fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Hartford HLS Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004 through December 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any were included, returns would be lower.

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	$20.97	$0.50	$—	$(7.09)	$(6.59)	$(0.58)	$(0.11)	$—	$(0.69)	$(7.28)	$13.69	(31.64)%	$3,404,626	0.63%	0.63%	2.43%	76%
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)	548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64	6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37	1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70(d)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43(d)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24	8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97	1,366,216	0.91	0.90	1.72	—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74	9,699,374	0.67	0.67	2.16	36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48	1,462,319	0.92	0.92	1.91	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)	6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)	1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83	12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53	2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61(d)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32(d)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55	11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26	2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36	10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07	2,505,798	0.95	0.95	0.52	—
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2008
Class IA	15.05	0.14	—	(5.37)	(5.23)	(0.14)	(1.22)	—	(1.36)	(6.59)	8.46	(37.27)	868,799	0.71	0.71	1.14	73
Class IB	14.97	0.12	—	(5.35)	(5.23)	(0.11)	(1.22)	—	(1.33)	(6.56)	8.41	(37.43)	165,848	0.96	0.96	0.89	—
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05	8.34	1,566,652	0.70	0.70	1.04	75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97	8.07	339,877	0.95	0.95	0.79	—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)	—	—	(0.15)	1.42	14.08	12.45(d)	1,401,619	0.72	0.72	1.19	63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)	—	—	(0.10)	1.43	14.01	12.17(d)	354,559	0.97	0.97	0.93	—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)	—	—	(0.15)	0.64	12.66	6.58	1,019,703	0.74	0.74	1.07	58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)	—	—	(0.11)	0.65	12.58	6.31	340,108	0.99	0.99	0.82	—
For the Year Ended December 31, 2004
Class IA	11.20	0.16	—	0.79	0.95	(0.13)	—	—	(0.13)	0.82	12.02	8.41	770,938	0.75	0.75	1.53	62
Class IB	11.14	0.14	—	0.76	0.90	(0.11)	—	—	(0.11)	0.79	11.93	8.14	270,171	1.00	1.00	1.28	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)	(0.41)	—	(0.85)	(7.98)	14.37	(32.43)	3,628,793	0.67	0.67	2.20	41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34	(32.60)	776,959	0.92	0.92	1.95	—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26	5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98	1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36(d)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06(d)	1,603,952	0.92	0.92	1.52	—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96	4,978,773	0.67	0.67	1.70	26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70	1,506,556	0.92	0.92	1.45	—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42	4,719,663	0.68	0.68	1.73	27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14	1,393,412	0.93	0.93	1.48	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Equity Income HLS Fund
For the Year Ended December 31, 2008
Class IA	$14.30	$0.38	$—	$(4.32)	$(3.94)	$(0.38)	$(0.78)	$—	$(1.16)	$(5.10)	$9.20	(28.76)%	$236,728	0.84%	0.84%	3.02%	51%
Class IB	14.30	0.37	—	(4.34)	(3.97)	(0.35)	(0.78)	—	(1.13)	(5.10)	9.20	(28.94)	38,134	1.09	1.09	2.77	—
For the Year Ended December 31, 2007(k)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94	390,396	0.84	0.84	2.21	26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68	72,717	1.09	1.09	1.96	—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79	360,210	0.85	0.75	2.32	28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49	106,733	1.10	1.00	2.07	—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81	231,151	0.86	0.76	2.27	21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56	79,417	1.11	1.01	2.03	—
For the Year Ended December 31, 2004
Class IA	10.75	0.12	—	0.89	1.01	(0.12)	—	—	(0.12)	0.89	11.64	9.43	90,197	0.90	0.90	1.99	18
Class IB	10.74	0.10	—	0.88	0.98	(0.10)	—	—	(0.10)	0.88	11.62	9.16	24,876	1.15	1.15	1.74	—
Hartford Fundamental Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	11.10	0.04	—	(4.24)	(4.20)	(0.02)	(0.96)	—	(0.98)	(5.18)	5.92	(41.25)	35,367	0.85	0.85	0.49	123
Class IB	11.04	0.02	—	(4.22)	(4.20)	—	(0.96)	—	(0.96)	(5.16)	5.88	(41.39)	18,318	1.10	1.10	0.24	—
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12	59,053	0.86	0.86	0.27	177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83	34,968	1.11	1.11	0.02	—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72(d)	48,852	0.94	0.85	0.80	112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45(d)	34,041	1.19	1.10	0.55	—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88	52,679	0.92	0.91	0.77	136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60	41,972	1.17	1.16	0.52	—
For the Year Ended December 31, 2004
Class IA	9.90	0.10	—	0.21	0.31	(0.03)	—	—	(0.03)	0.28	10.18	3.16	49,519	0.90	0.90	1.06	111
Class IB	9.86	0.08	—	0.20	0.28	(0.01)	—	—	(0.01)	0.27	10.13	2.90	41,587	1.15	1.15	0.81	—
Hartford Global Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	13.61	0.24	—	(4.60)	(4.36)	(0.54)	(0.21)	—	(0.75)	(5.11)	8.50	(32.50)	186,855	0.81	0.81	1.83	237
Class IB	13.56	0.22	—	(4.59)	(4.37)	(0.50)	(0.21)	—	(0.71)	(5.08)	8.48	(32.67)	36,265	1.06	1.06	1.58	—
For the Year Ended December 31, 2007
Class IA	12.71	0.23	—	1.83	2.06	(0.12)	(1.04)	—	(1.16)	0.90	13.61	16.59	316,929	0.80	0.80	1.74	85
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30	67,293	1.05	1.05	1.49	—
For the Year Ended December 31, 2006
Class IA	12.48	0.23	0.02	0.83	1.08	(0.38)	(0.47)	—	(0.85)	0.23	12.71	8.84(d)	306,498	0.82	0.82	1.73	88
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56(d)	64,076	1.07	1.07	1.48	—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37	332,169	0.83	0.83	1.59	502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11	71,346	1.09	1.09	1.33	—
For the Year Ended December 31, 2004
Class IA	11.15	0.19	—	1.19	1.38	—	—	—	—	1.38	12.53	12.75	362,757	0.84	0.84	1.27	511
Class IB	11.09	0.14	—	1.21	1.35	—	—	—	—	1.35	12.44	12.47	86,937	1.09	1.09	1.02	—
Hartford Global Equity HLS Fund
From (commencement of operations) January 31, 2008, through December 31, 2008
Class IA (e)	10.00	—	—	(3.78)	(3.78)	(0.05)	—	(0.01)	(0.06)	(3.84)	6.16	(37.87)(f)	48,627	1.02(g)	0.94(g)	1.29(g)	335(j)
Class IB (e)	10.00	(0.08)	—	(3.72)	(3.80)	(0.04)	—	(0.01)	(0.05)	(3.85)	6.15	(38.01)(f)	31,008	1.27(g)	1.19(g)	0.99(g)	—
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)	419,183	0.75	0.75	0.67	76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)	112,226	1.00	1.00	0.42	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05	1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74	299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14(d)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86(d)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59	935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33	280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19	1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89	273,202	1.03	1.03	0.58	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Global Health HLS
For the Year Ended December 31, 2008
Class IA	$15.39	$0.06	$—	$(3.99)	$(3.93)	$(0.06)	$(0.74)	$—	$(0.80)	$(4.73)	$10.66	(25.56)%	$179,087	0.88%	0.88%	0.42%	57%
Class IB	15.11	0.02	—	(3.91)	(3.89)	(0.02)	(0.74)	—	(0.76)	(4.65)	10.46	(25.75)	62,080	1.13	1.13	0.17	—
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12	289,561	0.87	0.87	0.16	39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86	105,898	1.12	1.12	(0.09)	—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19(d)	319,896	0.88	0.88	0.11	34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91(d)	119,000	1.13	1.13	(0.13)	—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43	309,235	0.87	0.87	0.12	46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15	123,593	1.12	1.12	(0.13)	—
For the Year Ended December 31, 2004
Class IA	15.52	—	—	1.95	1.95	(0.01)	(0.54)	—	(0.55)	1.40	16.92	12.80	309,640	0.88	0.88	0.07	46
Class IB	15.43	(0.01)	—	1.90	1.89	—	(0.54)	—	(0.54)	1.35	16.78	12.52	125,592	1.13	1.13	(0.18)	—
Hartford Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	13.39	0.03	—	(5.47)	(5.44)	(0.03)	(0.39)	—	(0.42)	(5.86)	7.53	(41.79)	203,993	0.84	0.84	0.27	93
Class IB	13.18	—	—	(5.37)	(5.37)	—	(0.39)	—	(0.39)	(5.76)	7.42	(41.93)	81,720	1.09	1.09	0.02	—
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78	388,985	0.83	0.83	0.11	101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49	189,987	1.08	1.08	(0.14)	—
For the Year Ended December 31, 2006
Class IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	—	(0.80)	(0.22)	12.32	4.61(d)	379,601	0.84	0.84	0.10	95
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35(d)	190,063	1.09	1.09	(0.14)	—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67(d)	345,558	0.84	0.84	0.02	76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42(d)	206,105	1.09	1.09	(0.23)	—
For the Year Ended December 31, 2004
Class IA	11.16	0.01	—	1.39	1.40	—	(0.09)	—	(0.09)	1.31	12.47	12.49	249,473	0.86	0.86	0.09	79
Class IB	11.11	0.01	—	1.35	1.36	—	(0.09)	—	(0.09)	1.27	12.38	12.21	170,895	1.11	1.11	(0.16)	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)	752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)	123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65	1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33	277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05(d)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79(d)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31(d)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02(d)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18	848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89	112,896	0.88	0.88	(0.03)	—
Hartford High Yield HLS Fund
For the Year Ended December 31, 2008
Class IA	8.87	0.83	—	(3.12)	(2.29)	(0.85)	—	—	(0.85)	(3.14)	5.73	(25.23)	293,839	0.74	0.74	9.05	101
Class IB	8.78	0.83	—	(3.11)	(2.28)	(0.82)	—	—	(0.82)	(3.10)	5.68	(25.42)	124,701	0.99	0.99	8.76	—
For the Year Ended December 31, 2007(k)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79	460,243	0.77	0.72	7.47	148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53	222,712	1.02	0.97	7.20	—
For the Year Ended December 31, 2006(k)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17(d)	471,327	0.77	0.72	7.39	160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89(d)	264,525	1.02	0.97	7.14	—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13(d)	443,859	0.77	0.76	6.51	138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85(d)	272,538	1.02	1.01	6.25	—
For the Year Ended December 31, 2004
Class IA	10.06	0.58	—	0.12	0.70	(0.50)	—	—	(0.50)	0.20	10.26	7.40	518,881	0.77	0.77	6.31	92
Class IB	9.98	0.64	—	0.03	0.67	(0.48)	—	—	(0.48)	0.19	10.17	7.14	309,672	1.02	1.02	6.06	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Index HLS Fund
For the Year Ended December 31, 2008
Class IA	$31.54	$0.59	$—	$(12.16)	$(11.57)	$(0.58)	$(0.64)	$—	$(1.22)	$(12.79)	$18.75	(37.11)%	$718,081	0.32%	0.32%	2.02%	4%
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)	138,014	0.57	0.57	1.77	—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20	1,390,827	0.33	0.33	1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94	271,967	0.58	0.58	1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46(d)	1,598,176	0.42	0.33	1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17(d)	276,850	0.67	0.58	1.36	—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50	1,701,424	0.42	0.42	1.46	5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24	263,579	0.67	0.67	1.21	—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39	1,973,470	0.44	0.44	1.60	5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12	252,959	0.69	0.69	1.35	—
Hartford International Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	14.47	0.14	—	(8.09)	(7.95)	(0.10)	(0.57)	—	(0.67)	(8.62)	5.85	(56.78)	293,243	0.84	0.84	1.25	381
Class IB	14.36	0.12	—	(8.01)	(7.89)	(0.07)	(0.57)	—	(0.64)	(8.53)	5.83	(56.89)	108,766	1.09	1.09	1.00	—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91	791,757	0.83	0.83	0.75	239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60	336,747	1.08	1.08	0.53	—
For the Year Ended December 31, 2006(k)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08(d)	574,806	0.88	0.88	0.70	164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77(d)	302,729	1.13	1.13	0.48	—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16	370,555	0.93	0.93	1.05	179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89	244,572	1.18	1.18	0.79	—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72	208,703	0.97	0.97	0.86	215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40	137,183	1.22	1.22	0.61	—
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	15.62	0.28	—	(6.68)	(6.40)	(0.28)	(0.54)	—	(0.82)	(7.22)	8.40	(42.25)	1,046,234	0.71	0.71	2.21	158
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)	189,221	0.96	0.96	1.96	—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43	2,027,078	0.71	0.71	1.13	135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11	417,144	0.96	0.96	0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46(d)	1,596,055	0.75	0.75	1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15(d)	382,371	1.00	1.00	1.24	—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62	1,251,426	0.78	0.78	1.22	120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33	319,626	1.03	1.03	0.97	—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08	1,054,884	0.80	0.80	1.13	142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79	247,752	1.05	1.05	0.88	—
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2008
Class IA	15.07	0.20	—	(6.45)	(6.25)	(0.15)	(0.37)	—	(0.52)	(6.77)	8.30	(42.44)	133,595	0.89	0.89	1.67	98
Class IB	14.93	0.17	—	(6.37)	(6.20)	(0.12)	(0.37)	—	(0.49)	(6.69)	8.24	(42.58)	39,265	1.14	1.14	1.42	—
For the Year Ended December 31, 2007
Class IA	16.77	0.18	—	1.23	1.41	(0.31)	(2.80)	—	(3.11)	(1.70)	15.07	9.01	312,269	0.88	0.88	0.81	97
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73	105,771	1.13	1.13	0.56	—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34(d)	294,660	0.93	0.93	1.05	99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01(d)	117,251	1.18	1.18	0.82	—
For the Year Ended December 31, 2005
Class IA	14.52	0.11	—	2.44	2.55	(0.38)	(1.85)	—	(2.23)	0.32	14.84	18.60	193,712	1.00	1.00	1.19	95
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30	92,157	1.25	1.25	0.97	—
For the Year Ended December 31, 2004
Class IA	12.62	0.16	—	1.96	2.12	—	(0.22)	—	(0.22)	1.90	14.52	16.96	84,012	1.08	1.08	1.53	119
Class IB	12.56	0.14	—	1.94	2.08	—	(0.22)	—	(0.22)	1.86	14.42	16.67	54,750	1.33	1.33	1.28	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford LargeCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	$19.78	$0.12	$—	$(7.82)	$(7.70)	$(0.12)	$—	$(2.08)	$(2.20)	$(9.90)	$9.88	(42.96)%	$87,150	0.66%	0.66%	0.77%	157%
Class IB (h) .	17.22	0.04	—	(5.19)	(5.15)	(0.12)	—	(2.08)	(2.20)	(7.35)	9.87	(34.61)(f)	2,207	0.91(g)	0.91(g)	1.18(g)	—
For the Year Ended December 31, 2007
Class IA	20.18	0.11	—	1.02	1.13	(0.11)	(1.42)	—	(1.53)	(0.40)	19.78	5.52	171,565	0.68	0.47	0.53	247
For the Year Ended December 31, 2006
Class IA	18.74	0.07	—	1.44	1.51	(0.07)	—	—	(0.07)	1.44	20.18	8.04	139,150	0.89	0.78	0.31	116
For the Year Ended December 31, 2005
Class IA	17.84	0.07	—	0.98	1.05	(0.15)	—	—	(0.15)	0.90	18.74	5.85	155,020	0.91	0.81	0.32	27
For the Year Ended December 31, 2004
Class IA	16.42	0.10	—	1.35	1.45	(0.03)	—	—	(0.03)	1.42	17.84	8.90	173,702	0.90	0.90	0.56	26
Hartford MidCap HLS Fund
For the Year Ended December 31, 2008
Class IA	26.34	0.12	—	(9.03)	(8.91)	(0.12)	(1.10)	—	(1.22)	(10.13)	16.21	(35.32)	1,552,741	0.69	0.69	0.51	92
Class IB	26.08	0.06	—	(8.92)	(8.86)	(0.06)	(1.10)	—	(1.16)	(10.02)	16.06	(35.49)	169,328	0.94	0.94	0.26	—
For the Year Ended December 31, 2007(k)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30	2,716,285	0.69	0.69	0.22	79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01	302,151	0.94	0.94	(0.03)	—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74(d)	2,606,275	0.68	0.68	1.06	89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46(d)	274,695	0.93	0.93	0.82	—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78(d)	2,529,805	0.70	0.70	0.39	70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49(d)	254,833	0.95	0.95	0.14	—
For the Year Ended December 31, 2004
Class IA	24.63	0.12	—	3.93	4.05	(0.07)	—	—	(0.07)	3.98	28.61	16.44	2,193,649	0.70	0.70	0.47	60
Class IB	24.50	0.08	—	3.87	3.95	(0.03)	—	—	(0.03)	3.92	28.42	16.15	221,727	0.95	0.95	0.22	—
Hartford MidCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34	(46.85)	38,447	0.85	0.85	0.53	201
Class IB (h)	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34	(40.17)(f)	8,702	1.10(g)	1.10(g)	0.32(g)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65(d)	51,196	0.85	0.65	0.26	231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27	53,395	0.98	0.78	(0.08)	211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55	55,209	1.01	0.81	(0.39)	112
For the Year Ended December 31, 2004
Class IA	11.21	0.01	—	1.43	1.44	(0.02)	—	—	(0.02)	1.42	12.63	12.83	59,730	0.94	0.94	0.02	179
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	12.34	0.07	—	(4.35)	(4.28)	(0.06)	(2.18)	—	(2.24)	(6.52)	5.82	(40.21)	301,896	0.81	0.81	0.82	51
Class IB	12.30	0.05	—	(4.33)	(4.28)	(0.04)	(2.18)	—	(2.22)	(6.50)	5.80	(40.36)	128,483	1.06	1.06	0.57	—
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13	615,430	0.79	0.79	0.53	50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87	300,502	1.04	1.04	0.28	—
For the Year Ended December 31, 2006
Class IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	—	(2.05)	0.17	14.18	17.88(d)	721,469	0.78	0.78	0.73	41
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59(d)	370,771	1.03	1.03	0.51	—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99(d)	721,631	0.79	0.79	0.35	49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71(d)	391,264	1.04	1.04	0.10	—
For the Year Ended December 31, 2004
Class IA	12.37	0.03	—	1.96	1.99	(0.01)	(0.19)	—	(0.20)	1.79	14.16	16.30	770,328	0.80	0.80	0.34	87
Class IB	12.32	0.02	—	1.93	1.95	—	(0.19)	—	(0.19)	1.76	14.08	16.01	435,812	1.05	1.05	0.09	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	$1.00	$0.02	$—	$—	$0.02	$(0.02)	$—	$—	$(0.02)	$—	$1.00	2.15%	$4,427,230	0.47%	0.42%	2.01%	N/A%
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89	774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95	2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43	319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84	1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58	264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94	1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69	252,808	0.73	0.73	0.68	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)	793,078	0.71	0.71	0.16	194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)	179,411	0.96	0.96	(0.09)	—
For the Year Ended December 31, 2007(k)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23(d)	1,292,444	0.70	0.70	(0.02)	167(i)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94(d)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43(d)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14(d)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01(d)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71(d)	220,310	1.00	1.00	(0.34)	—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18	904,912	0.75	0.75	(0.41)	141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90	230,452	1.00	1.00	(0.66)	—
Hartford SmallCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	18.71	0.05	—	(7.00)	(6.95)	(0.07)	(0.12)	—	(0.19)	(7.14)	11.57	(37.42)	332,330	0.64	0.64	0.24	99
Class IB	18.66	—	—	(6.96)	(6.96)	(0.05)	(0.12)	—	(0.17)	(7.13)	11.53	(37.57)	115,827	0.89	0.89	(0.01)	—
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)	640,853	0.63	0.63	0.52	84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)	227,424	0.88	0.88	0.27	—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86(d)	746,266	0.64	0.64	0.42	92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59(d)	273,736	0.89	0.89	0.17	—
For the Year Ended December 31, 2005
Class IA	20.26	0.05	0.04	2.13	2.22	(0.08)	(1.22)	(0.30)	(1.60)	0.62	20.88	11.02(d)	704,168	0.63	0.63	0.20	77
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78(d)	271,859	0.88	0.88	(0.05)	—
For the Year Ended December 31, 2004
Class IA	17.55	0.04	—	2.67	2.71	—	—	—	—	2.71	20.26	15.43	503,717	0.64	0.64	0.27	88
Class IB	17.55	0.03	—	2.63	2.66	—	—	—	—	2.66	20.21	15.14	201,589	0.89	0.89	0.02	—
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	10.69	0.15	—	(3.27)	(3.12)	(0.12)	(0.08)	—	(0.20)	(3.32)	7.37	(29.36)	58,193	0.95	0.95	1.65	54
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)	2,898	1.20	1.20	1.90	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)	81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)	240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31	102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02	171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11	103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83	146	1.17	1.17	0.71	—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98	114,296	0.92	0.92	0.80	51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06	32	1.17	1.17	0.55	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Stock HLS Fund
For the Year Ended December 31, 2008
Class IA	$47.11	$0.59	$—	$(20.79)	$(20.20)	$(0.81)	$(0.24)	$—	$(1.05)	$(21.25)	$25.86	(43.13)%	$1,810,864	0.49%	0.49%	1.38%	89%
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)	287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90	3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64	652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65(d)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37(d)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62	4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35	770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17	5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91	718,293	0.74	0.74	1.36	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)	3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(k)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(k)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80(d)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54(d)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62	2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36	991,065	0.75	0.75	3.47	—
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.44	—	(0.51)	(0.07)	(0.89)	—	—	(0.89)	(0.96)	10.19	(0.64)	1,243,275	0.46	0.46	4.56	83
Class IB	11.10	0.18	—	(0.29)	(0.11)	(0.83)	—	—	(0.83)	(0.94)	10.16	(0.89)	334,013	0.71	0.71	4.31	—
For the Year Ended December 31, 2007(k)
Class IA	11.13	0.54	—	(0.07)	0.47	(0.45)	—	—	(0.45)	0.02	11.15	4.38	925,088	0.47	0.47	4.86	95
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12	297,934	0.72	0.72	4.61	—
For the Year Ended December 31, 2006(k)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13	4.01	711,639	0.48	0.48	4.48	199
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75	290,963	0.73	0.73	4.21	—
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09	1.55	591,007	0.47	0.47	3.60	257
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30	323,920	0.72	0.72	3.34	—
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24	2.07	523,819	0.47	0.47	3.08	247
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19	1.82	294,711	0.72	0.72	2.83	—
Hartford Value HLS Fund
For the Year Ended December 31, 2008
Class IA	12.83	0.20	—	(4.36)	(4.16)	(0.20)	(0.70)	—	(0.90)	(5.06)	7.77	(34.03)	217,460	0.84	0.84	1.87	57
Class IB	12.81	0.20	—	(4.37)	(4.17)	(0.17)	(0.70)	—	(0.87)	(5.04)	7.77	(34.20)	63,338	1.09	1.09	1.62	—
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98	327,689	0.84	0.84	1.42	35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70	131,651	1.09	1.09	1.14	—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82(d)	277,982	0.85	0.85	1.37	40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52(d)	148,135	1.10	1.10	1.10	—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13	193,655	0.86	0.86	1.42	30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86	129,771	1.11	1.11	1.17	—
For the Year Ended December 31, 2004
Class IA	9.72	0.13	—	0.91	1.04	(0.03)	—	—	(0.03)	1.01	10.73	10.71	162,644	0.87	0.87	1.36	45
Class IB	9.69	0.12	—	0.89	1.01	(0.03)	—	—	(0.03)	0.98	10.67	10.43	120,227	1.12	1.12	1.11	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	$15.42	$0.20	$—	$(6.50)	$(6.30)	$(0.26)	$(0.09)	$—	$(0.35)	$(6.65)	$8.77	(41.06)%	$200,913	0.64%	0.64%	1.42%	59%
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)	46,917	0.89	0.89	1.17	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)	456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)	122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02(d)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73(d)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32	390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05	151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87	259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58	81,772	0.92	0.92	0.85	—

___________

(a)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see page 128.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found on page 130.
(e)	Commenced operations on January 31, 2008.
(f)	Not annualized
(g)	Annualized
(h)	Commenced operations on March 31, 2008.
(i)

During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this Fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

(j)

During the year ended December 31, 2008, Hartford Global Equity HLS Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into Hartford Global Equity HLS Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

(k)	Per share amounts have been calculated using average shares method.
#	Information presented relates to a share outstanding throughout the indicated period.

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended December 31, 2008		Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Advisers HLS Fund
Class IA Shares	0.63%		0.63%	0.62%	0.64%	0.66%
Class IB Shares	0.88%		0.88%	0.87%	0.89%	0.91%
Capital Appreciation HLS Fund
Class IA Shares	0.66%		0.67%	0.66%	0.67%	0.67%
Class IB Shares	0.91%		0.93%	0.91%	0.92%	0.92%
Disciplined Equity HLS Fund
Class IA Shares	0.71%		0.70%	0.71%	0.72%	0.74%
Class IB Shares	0.96%		0.95%	0.96%	0.97%	0.99%
Dividend and Growth HLS Fund
Class IA Shares	0.66%		0.67%	0.66%	0.66%	0.67%
Class IB Shares	0.91%		0.92%	0.91%	0.91%	0.92%
Equity Income HLS Fund
Class IA Shares	0.84%		0.83%	0.74%	0.75%	0.88%
Class IB Shares	1.09%		1.08%	0.99%	1.00%	1.13%
Fundamental Growth HLS Fund
Class IA Shares	0.85%		0.86%	0.83%	0.89%	0.86%
Class IB Shares	1.10%		1.11%	1.08%	1.14%	1.11%
Global Advisers HLS Fund
Class IA Shares	0.81%		0.80%	0.80%	0.77%	0.78%
Class IB Shares	1.06%		1.05%	1.05%	1.03%	1.03%
Global Equity HLS Fund (a)
Class IA Shares	0.93%
Class IB Shares	1.18%
Global Growth HLS Fund
Class IA Shares	0.74%		0.73%	0.74%	0.68%	0.68%
Class IB Shares	0.99%		0.98%	0.99%	0.93%	0.93%
Global Health HLS Fund
Class IA Shares	0.88%		0.87%	0.87%	0.86%	0.86%
Class IB Shares	1.13%		1.12%	1.12%	1.11%	1.11%
Growth HLS Fund
Class IA Shares	0.84%		0.83%	0.82%	0.82%	0.83%
Class IB Shares	1.09%		1.08%	1.07%	1.07%	1.08%
Growth Opportunities HLS Fund
Class IA Shares	0.63%		0.63%	0.63%	0.58%	0.57%
Class IB Shares	0.88%		0.88%	0.88%	0.84%	0.82%
High Yield HLS Fund
Class IA Shares	0.74%		0.72%	0.72%	0.76%	0.77%
Class IB Shares	0.99%		0.97%	0.97%	1.01%	1.02%
Index HLS Fund
Class IA Shares	0.32%		0.33%	0.33%	0.42%	0.44%
Class IB Shares	0.57%		0.58%	0.58%	0.67%	0.69%
International Growth HLS Fund
Class IA Shares	0.84%		0.82%	0.85%	0.86%	0.89%
Class IB Shares	1.09%		1.07%	1.10%	1.11%	1.14%
International Opportunities HLS Fund
Class IA Shares	0.71%		0.70%	0.73%	0.74%	0.74%
Class IB Shares	0.96%		0.95%	0.98%	0.99%	0.99%
International Small Company HLS Fund
Class IA Shares	0.89%		0.88%	0.92%	0.97%	1.01%
Class IB Shares	1.14%		1.13%	1.17%	1.22%	1.26%
LargeCap Growth HLS Fund
Class IA Shares	0.66%		0.47%	0.78%	0.81%	0.90%
Class IB Shares	0.83%	(b)
MidCap HLS Fund
Class IA Shares	0.68%		0.68%	0.66%	0.68%	0.68%
Class IB Shares	0.93%		0.93%	0.91%	0.93%	0.93%
MidCap Growth HLS Fund
Class IA Shares	0.85%		0.65%	0.78%	0.81%	0.94%
Class IB Shares	1.10%	(b)

Fund	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
MidCap Value HLS Fund
Class IA Shares	0.80%	0.79%	0.77%	0.78%	0.78%
Class IB Shares	1.05%	1.04%	1.02%	1.03%	1.03%
Money Market HLS Fund
Class IA Shares	0.42%	0.42%	0.48%	0.49%	0.48%
Class IB Shares	0.67%	0.67%	0.73%	0.74%	0.73%
Small Company HLS Fund
Class IA Shares	0.71%	0.70%	0.70%	0.71%	0.70%
Class IB Shares	0.96%	0.95%	0.95%	0.96%	0.95%
SmallCap Growth HLS Fund
Class IA Shares	0.64%	0.63%	0.62%	0.62%	0.63%
Class IB Shares	0.89%	0.88%	0.87%	0.87%	0.88%
SmallCap Value HLS Fund
Class IA Shares	0.95%	0.96%	0.97%	0.92%	0.92%
Class IB Shares	1.18%	1.21%	1.22%	1.17%	1.17%
Stock HLS Fund
Class IA Shares	0.48%	0.48%	0.47%	0.48%	0.48%
Class IB Shares	0.73%	0.73%	0.72%	0.73%	0.73%
Total Return Bond HLS Fund
Class IA Shares	0.49%	0.49%	0.49%	0.50%	0.50%
Class IB Shares	0.74%	0.74%	0.74%	0.75%	0.75%
U.S. Government Securities HLS Fund
Class IA Shares	0.46%	0.47%	0.48%	0.47%	0.47%
Class IB Shares	0.71%	0.72%	0.73%	0.72%	0.72%
Value HLS Fund
Class IA Shares	0.84%	0.84%	0.84%	0.85%	0.85%
Class IB Shares	1.09%	1.09%	1.09%	1.10%	1.10%
Value Opportunities HLS Fund
Class IA Shares	0.64%	0.63%	0.64%	0.64%	0.66%
Class IB Shares	0.89%	0.88%	0.89%	0.89%	0.91%
(a) From January 31, 2008 (commencement of operations), through December 31, 2008.
(b) From March 31, 2008 (commencement of operations), through December 31, 2008.

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended December 31, 2007	Impact from Payment from Affiliate for Incorrect IPO Allocations for the Year Ended December 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2007

MidCap Growth HLS Fund IA	0.20%	_	11.43%
MidCap Growth HLS Fund IB	_	_	_
Small Company HLS Fund IA	0.16%	0.03%	14.01%
Small Company HLS Fund IB	0.16%	0.03%	13.73%

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended December 31, 2006	Impact from Payment from (to) Affiliate for Unrestricted Transfers for the Year Ended December 31, 2006	Total Return Excluding Payments from (to) Affiliate for the Year Ended December 31, 2006

Advisers HLS Fund IA	0.09%	_	10.61%
Advisers HLS Fund IB	0.09%	_	10.34%
Capital Appreciation HLS Fund IA	0.09%	_	16.52%
Capital Appreciation HLS Fund IB	0.09%	_	16.23%
Disciplined Equity HLS Fund IA	0.03%	0.01%	12.41%
Disciplined Equity HLS Fund IB	0.03%	0.01%	12.13%
Dividend and Growth HLS Fund IA	0.06%	0.01%	20.29%
Dividend and Growth HLS Fund IB	0.06%	0.01%	19.99%
Fundamental Growth HLS Fund IA	0.14%	_	9.58%
Fundamental Growth HLS Fund IB	0.15%	_	9.30%
Global Advisers HLS Fund IA	0.17%	_	8.67%
Global Advisers HLS Fund IB	0.16%	_	8.40%
Global Growth HLS Fund IA	0.31%	_	13.83%
Global Growth HLS Fund IB	0.32%	_	13.54%
Global Health HLS Fund IA	0.03%	_	11.16%
Global Health HLS Fund IB	0.03%	_	10.88%
Growth HLS Fund IA	0.01%	0.04%	4.56%
Growth HLS Fund IB	0.01%	0.04%	4.30%
Growth Opportunities HLS Fund IA	0.07%	0.02%	11.96%
Growth Opportunities HLS Fund IB	0.07%	0.02%	11.70%
High Yield HLS Fund IA	_	0.02%	11.15%
High Yield HLS Fund IB	_	0.02%	10.87%
Index HLS Fund IA	_	0.01%	15.45%
Index HLS Fund IB	_	0.01%	15.16%
International Growth HLS Fund IA	_	_	24.08%
International Growth HLS Fund IB	_	_	23.77%
International Opportunities HLS Fund IA	0.02%	_	24.44%
International Opportunities HLS Fund IB	0.02%	_	24.13%
International Small Company HLS Fund IA	0.01%	_	29.33%
International Small Company HLS Fund IB	_	_	29.01%
MidCap HLS Fund IA	0.15%	_	11.59%
MidCap HLS Fund IB	0.15%	_	11.31%
MidCap Value HLS Fund IA	0.02%	0.08%	17.78%
MidCap Value HLS Fund IB	0.02%	0.09%	17.48%
Small Company HLS Fund IA	0.14%	_	14.29%
Small Company HLS Fund IB	0.14%	_	14.00%
SmallCap Growth HLS Fund IA	0.01%	(0.03)%	6.88%
SmallCap Growth HLS Fund IB	0.01%	(0.03)%	6.61%
Stock HLS Fund IA	0.11%	0.01%	14.53%
Stock HLS Fund IB	0.12%	0.01%	14.24%
Total Return Bond HLS Fund IA	_	_	4.80%
Total Return Bond HLS Fund IB	_	_	4.54%
Value HLS Fund IA	0.01%	_	21.81%
Value HLS Fund IB	0.01%	_	21.51%
Value Opportunities HLS Fund IA	0.01%	0.04%	18.97%
Value Opportunities HLS Fund IB	0.01%	0.05%	18.67%

Fund	Impact from Payment for Unrestricted Transfers for the Year Ended December 31, 2005	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2005

Growth HLS Fund IA	0.09%	4.58%
Growth HLS Fund IB	0.09%	4.33%
Growth Opportunities HLS Fund IA	0.11%	16.20%
Growth Opportunities HLS Fund IB	0.11%	15.91%
High Yield HLS Fund IA	0.57%	1.56%
High Yield HLS Fund IB	0.56%	1.29%
MidCap HLS Fund IA	0.02%	16.76%
MidCap HLS Fund IB	0.02%	16.47%
MidCap Value HLS Fund IA	0.04%	9.95%
MidCap Value HLS Fund IB	0.04%	9.67%
Small Company HLS Fund IA	0.10%	20.91%
Small Company HLS Fund IB	0.10%	20.61%
SmallCap Growth HLS Fund IA	0.22%	10.80%
SmallCap Growth HLS Fund IB	0.22%	10.56%

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

Hartford HLS Funds

c/o Individual Annuity Services

P.O. Box 5085

Hartford, CT 06102-5085

By Phone:

1-800-862-6668

On The Internet:

www.hartfordinvestor.com

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc. 811-08629

Hartford HLS Series Fund II, Inc. 811-04615

COMBINED STATEMENT OF ADDITIONAL INFORMATION

HARTFORD SERIES FUND, INC. Including:

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Fundamental Growth HLS Fund

Hartford Global Advisers HLS Fund

Hartford Global Equity HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Health HLS Fund

Hartford Growth HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Value HLS Fund

HARTFORD HLS SERIES FUND II, INC. Including:

Hartford Growth Opportunities HLS Fund

Hartford LargeCap Growth HLS Fund

Hartford MidCap Growth HLS Fund

Hartford SmallCap Growth HLS Fund

Hartford SmallCap Value HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value Opportunities HLS Fund

CLASS IA and CLASS IB SHARES

This combined Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund (as hereinafter defined) in question and the relevant class thereof. The Funds’ audited financial statements as of December 31, 2008 appearing in the Companies’ (as hereinafter defined) Annual Reports to Shareholders of each Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available upon request by writing to: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 8085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Funds’ website at www.hartfordinvestor.com.

Date of Prospectuses: May 1, 2009 (Class IA and Class IB Shares)

Date of Statement of Additional Information: May 1, 2009

1

Table of Contents

Page No.

General Information	3
Investment Objectives and Policies	4
Fund Management	25
Investment Management Arrangements	33
Portfolio Managers	45
Portfolio Transactions and Brokerage	60
HLS Fund Expenses	67
HLS Fund Administration	67
Distribution Arrangements	70
Purchase and Redemption of Shares	72
Suspension of Redemptions	72
Account Closings	72
Determination of Net Asset Value	72
Ownership and Capitalization of the HLS Funds	74
Taxes	77
Custodian	80
Transfer Agent	80
Distributor	80
Independent Registered Public Accounting Firm	80
Other Information	80
Code of Ethics	81
Proxy Voting Policies and Procedures	81
Financial Statements	116
Appendix A—Information Concerning Credit Ratings	117

2

GENERAL INFORMATION

This SAI relates to the thirty mutual funds listed on the front cover page (each an “HLS Fund” and together the “HLS Funds”) which may serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and other insurance companies, and for certain qualified retirement plans. Each HLS Fund offers two classes of shares: Class IA and Class IB. HL Investment Advisors, LLC (“HL Advisors”) is the investment manager and Hartford Life Insurance Company (“Hartford Life”) provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with $346.9 billion in assets under management as of December 31, 2008. In addition, Wellington Management Company, LLP (“Wellington Management”), Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”), SSgA Funds Management, Inc. (“SSgA FM”) and Hartford Investment Management Company (“Hartford Investment Management”), an affiliate of HL Advisors, are sub-advisers to certain of the HLS Funds and provide the day-to-day investment management of such HLS Funds (each a “sub-adviser” and collectively, the “sub-advisers”). Hartford Investment Management is a wholly-owned subsidiary of The Hartford. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

Each HLS Fund, except Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each of Advisers HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Advisers HLS Fund, Index HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Money Market HLS Fund, Small Company HLS Fund, Stock HLS Fund and Total Return Bond HLS Fund was originally organized as a separate Maryland corporation registered with the SEC as an open-end management investment company. On August 28, 2002 each of these HLS Funds reorganized as an investment portfolio (series) of Hartford Series Fund, Inc. Prior to their reorganizations, these HLS Funds were named, respectively, as follows: Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Small Company HLS Fund, Inc. and Hartford Stock HLS Fund, Inc. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford Series Fund, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes: Class IA and IB.

Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (together with Hartford Series Fund, Inc., the “Companies” and each, a “Company”) registered with the SEC as an open-end management investment company. Hartford HLS Series Fund II, Inc. was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. (“Fortis Series”) and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, these HLS Funds were named, respectively, as follows: Fortis Blue Chip Stock Series (now Hartford LargeCap Growth HLS Fund), Fortis Growth Stock Series (now Hartford Growth Opportunities HLS Fund), Fortis Mid Cap Stock Series (now Hartford MidCap Growth HLS Fund), Fortis Aggressive Growth Series (now Hartford SmallCap Growth HLS Fund), Fortis Small Cap Value Series (now Hartford SmallCap Value HLS Fund), Fortis U.S. Government Securities Series (now Hartford U.S. Government Securities HLS Fund) and Fortis Value Series (now Hartford Value Opportunities HLS Fund). Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford HLS Series Fund II, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes: Class IA and IB.

Each HLS Fund is a diversified fund, other than Global Health HLS Fund, which is a non-diversified fund.

The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. A reference to the “board of directors” shall refer to the board of directors of the corporation in question (or, as the case may be, to the board of directors of the corporation of which the fund in question is a series).

In this SAI the HLS Funds that are series of Hartford HLS Series Fund II, Inc. are sometimes collectively referred to as the “Hartford HLS II Funds.” The other HLS Funds are sometimes collectively referred to as the “Hartford HLS Funds.”

The year of each HLS Fund’s organization is as follows:

Advisers HLS Fund*	1983
Capital Appreciation HLS Fund*	1983

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Disciplined Equity HLS Fund	1998
Dividend and Growth HLS Fund*	1994
Equity Income HLS Fund	2003
Fundamental Growth HLS Fund	2000
Global Advisers HLS Fund*	1995
Global Equity HLS Fund	2008
Global Growth HLS Fund	1998
Global Health HLS Fund	2000
Growth HLS Fund	2002
Growth Opportunities HLS Fund**	1987
High Yield HLS Fund	1998
Index HLS Fund*	1987
International Growth HLS Fund	2001
International Opportunities HLS Fund*	1990
International Small Company HLS Fund	2001
LargeCap Growth HLS Fund **	1996
MidCap HLS Fund*	1997
MidCap Growth HLS Fund**	1998
MidCap Value HLS Fund	2001
Money Market HLS Fund*	1980
Small Company HLS Fund*	1996
SmallCap Growth HLS Fund**	1994
SmallCap Value HLS Fund**	1998
Stock HLS Fund*	1977
Total Return Bond HLS Fund*	1977
U.S. Government Securities HLS Fund**	1987
Value HLS Fund	2001
Value Opportunities HLS Fund**	1996

*	Prior to their reorganization as a series of a Maryland corporation on August 28, 2002, these HLS Funds were each organized as a separate Maryland corporation, as stated above.
**	Prior to their reorganization as a series of a Maryland corporation on April 30, 2002, these HLS Funds were each organized as a series of a Minnesota corporation, as stated above.

INVESTMENT OBJECTIVES AND POLICIES

With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Restrictions of the HLS Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, each HLS Fund’s investment objective and the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.	FUNDAMENTAL RESTRICTIONS OF THE HLS FUNDS

Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund’s outstanding voting securities. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).

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The investment objectives and principal investment strategies of each HLS Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by certain non-fundamental restrictions and policies applicable to each HLS Fund.

1.

Each HLS Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

2.

Each HLS Fund (except Global Health HLS Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

3.	Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.
4.

Each HLS Fund will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

5.

Each HLS Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws.

6.

Each HLS Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

7.

Each HLS Fund will not purchase or sell commodities or commodities contracts, except that the HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

B.	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

Each HLS Fund may not:

1.

Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the HLS Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, and applicable law.

2.	Purchase securities on margin except to the extent permitted by applicable law.
3.

Purchase securities while outstanding borrowings exceed 5% of the HLS Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the HLS Fund’s registration statement are not deemed to be borrowings for purposes of this restriction.

4.

Make short sales of securities or maintain a short position, except to the extent permitted by the HLS Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

5.	Except for Money Market HLS Fund, invest more than 15% of the HLS Fund’s net assets in illiquid securities (10% for Money Market HLS Fund).

Additionally, Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Equity HLS Fund, Global Health HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, LargeCap Growth HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund each have a name that suggests a focus on a particular type of investment, and in accordance with Rule 35d-1 under the 1940 Act, each of these HLS Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the Principal Investment Strategy section of each HLS Fund’s prospectuses.

C.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

Each HLS Fund must:

1.	Maintain its assets so that, at the close of each quarter of its taxable year,
(a)

at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans)

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limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)

no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the applicable board of directors to the extent appropriate in light of changes to applicable tax law requirements.

2.

Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)	no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,
(b)	no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,
(c)	no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and
(d)	no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments.

In determining whether the diversification standards are met, each U.S Government agency or instrumentality shall be treated as a separate issuer.

D.	CLASSIFICATION

Each HLS Fund, other than Global Health HLS Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such HLS Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of such HLS Fund’s assets nor more than 10% of the outstanding voting securities of such issuer. Global Health HLS Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund, such as Global Health HLS Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.	MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Funds’ prospectuses. A further description of certain investment strategies used by various HLS Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased.

Certain descriptions in the prospectuses of the HLS Funds and in this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund’s portfolio assets in accordance with the HLS Fund’s investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

New Fund Risks Global Equity HLS Fund is a new fund, with limited operating history, which may result in additional risk. There can be no assurance that Global Equity HLS Fund will grow to or maintain an economically viable size, in which case the board of directors may determine to liquidate Global Equity HLS Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Liquidation of Funds The Board of Directors may determine to close and liquidate an HLS Fund at any time. Reasonable advance notice of the liquidation will be provided to shareholders. The timing of any liquidation may not be favorable to certain individual shareholders.

Government Intervention in Financial Markets Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also

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change the way in which the funds themselves are regulated. Such legislation or regulation could limit or preclude an HLS Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the HLS Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the HLS Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the HLS Funds. The HLS Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HL Advisors and the sub-advisers will monitor developments and seek to manage the HLS Funds in a manner consistent with achieving each HLS Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments and Temporary Investment Strategies In addition to Money Market HLS Fund, which may hold cash and invest in money market instruments at any time, all other HLS Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HL Advisors. These HLS Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each HLS Fund may also invest in Money Market HLS Fund, an affiliated money market fund which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

Repurchase Agreements A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. If the seller defaults, an HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If an HLS Fund has not perfected a security interest in the security, the HLS Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor. As an unsecured creditor, the HLS Fund could lose some or all of the principal and interest involved in the transaction. Repurchase agreements are subject to risk that the value of collateral may be inadequate in the event that the borrower defaults.

Reverse Repurchase Agreements Each HLS Fund, except Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund’s net asset value.

Inflation-Protected Debt Securities Each HLS Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The HLS Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Fixed Income Securities Each HLS Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMO’s”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

Recent Market Events. Throughout 2008, the market for mortgage-related securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the HLS Funds to the extent they invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets have recently experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-related securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the HLS Funds.

In addition, the value of Federal National Mortgage Association's (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Investment Grade Debt Securities Money Market HLS Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other HLS Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser) (for more information regarding credit ratings see Appendix A). These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and

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interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that an HLS Fund invests in higher-grade securities, the HLS Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

High Yield-High Risk Debt Securities and Bank Loans Any security or loan rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade. Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade. High Yield HLS Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade. Total Return Bond HLS Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. Each of the other HLS Funds, except the Index HLS Fund, MidCap Growth HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund, is permitted to invest up to 5%, and the Global Advisers HLS Fund is permitted to invest up to 15%, of its total assets in fixed income securities rated as low as “C” by Moody’s, “CC” by S&P or “CC” by Fitch or of comparable quality if not rated.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+,” “BB” and “BB-.” In the municipal market, the term “high yield” may often refer to low investment grade and “high yield-high risk debt securities” (as previously defined). If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by an HLS Fund with a commensurate effect on the value of an HLS Fund’s shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Bank Loans and Loan Participations High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. From time to time, all other HLS Funds may invest in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities, but not as part of their principal investment strategy. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, these HLS Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks to High Yield HLS Fund and Total Return Bond HLS Fund. For example, if a secured bank loan is foreclosed, an HLS Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the High Yield HLS Fund or Total Return Bond HLS Fund could be held liable as co-lenders.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, High Yield HLS Fund and Total Return Bond HLS Fund bear a substantial risk of losing the entire amount invested.

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Bank loans may be structured to include both term loans, which are generally fully funded at the time of High Yield HLS Fund and Total Return Bond HLS Fund’s investments, and revolving credit facilities, which would require these HLS Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of High Yield HLS Fund or Total Return Bond HLS Fund were determined to be subject to the claims of the agent bank’s general creditors, such HLS Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

High Yield HLS Fund and Total Return Bond HLS Fund will acquire loan participations only if the lender inter-positioned between an HLS Fund and the borrower is determined by the HLS Fund’s sub-adviser to be creditworthy. Loan participations typically will result in High Yield HLS Fund and Total Return Bond HLS Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. High Yield HLS Fund and Total Return Bond HLS Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, an HLS Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, High Yield HLS Fund and Total Return Bond HLS Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an HLS Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

High Yield HLS Fund and Total Return Bond HLS Fund’s investments in loan participations and bank loans may be subject to an HLS Fund’s limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The High Yield HLS Fund and Total Return Bond HLS Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore High Yield HLS Fund and Total Return Bond HLS Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on High Yield HLS Fund and Total Return Bond HLS Fund’s ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such HLS Fund shares, to meet such HLS Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for High Yield HLS Fund and Total Return Bond HLS Fund to value these investments for purposes of calculating their respective net asset value.

Floating Rate Loans High Yield HLS Fund and Total Return Bond HLS Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the ‘‘Borrower’’), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. These HLS Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. High Yield HLS Fund and Total Return Bond HLS Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate (‘‘LIBOR’’), and secondarily the prime rate offered by one or more major United States banks (the ‘‘Prime Rate’’) and the certificate of deposit (‘‘CD’’) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Many loans in which High Yield HLS Fund and Total Return Bond HLS Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as ‘‘junk bonds’’. Historically, senior secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

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Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such nonpayment would result in a reduction of income to High Yield HLS Fund and Total Return Bond HLS Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these HLS Funds. With respect to senior secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, High Yield HLS Fund and Total Return Bond HLS Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect High Yield HLS Fund and Total Return Bond HLS Fund’s performance.

When High Yield HLS Fund and Total Return Bond HLS Fund invest in loans and securities, each of these HLS Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of High Yield HLS Fund and Total Return Bond HLS Fund’s net asset value will vary, Hartford Investment Management expects the HLS Fund’s policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in High Yield HLS Fund and Total Return Bond HLS Fund’s net asset value.

Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit High Yield HLS Fund and Total Return Bond HLS Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these HLS Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as the recent turmoil in the financial and credit markets, the events of September 11, 2001, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of High Yield HLS Fund and Total Return Bond HLS Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of an HLS Fund’s assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of High Yield HLS Fund and Total Return Bond HLS Fund is also subject to income risk, which is the potential for a decline in an HLS Fund’s income due to falling interest rates or market reductions in spread.

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. High Yield HLS Fund and Total Return Bond HLS Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

Material Non-Public Information. High Yield HLS Fund and Total Return Bond HLS Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, High Yield HLS Fund and Total Return Bond HLS Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

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Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

Mortgage-Related Securities The mortgage-related securities in which each HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of an HLS Fund’s shares.

The value of these securities may be significantly affected by interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

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If the HLS Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, an HLS Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to an HLS Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Asset-Backed Securities Each HLS Fund, except Index HLS Fund, may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the HLS Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, an HLS Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.

Structured Notes The HLS Funds may invest up to 5% of their total assets in structured notes. The values of the structured notes in which the HLS Funds will invest are linked to equity securities or equity indices (“reference instruments”). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the HLS Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments below.

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Municipal Securities High Yield HLS Fund and Total Return Bond HLS Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation, but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their

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payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix A).

The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by an HLS Fund exceeds 10% of the value of the HLS Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors. In the latter months of 2008 that municipal bond market has been subject to greater volatility than it has historically experienced. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced, as it has been in other fixed-income markets, in response to overall economic conditions and credit tightening. During times of reduced market liquidity, such as at the present, an HLS Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the HLS Fund's books.

Other Capital Securities The HLS Funds may invest in other capital securities. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Inverse Floaters Global Advisers HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. An HLS Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.

Inverse floaters may, as short-term interest rates rise, produce less current income. Inverse floaters may have a price volatility which is greater than a traditional security of the same amount. Inverse floaters may produce more current income as interest rates fall. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Equity Securities Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Money Market HLS Fund and U.S. Government Securities HLS Fund may not invest in equity securities. High Yield HLS Fund and Total Return Bond HLS Fund have a limited ability to invest in certain types of equity securities as described below. Each other HLS Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. High Yield HLS Fund and Total Return Bond HLS Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants to

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purchase equity securities or debt securities or loans. High Yield HLS Fund and Total Return Bond HLS Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Initial Public Offerings The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile. The effect of IPOs on an HLS Fund’s performance depends on a variety of factors, including the number of IPOs the HLS Fund invests in relative to the size of the HLS Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As an HLS Fund’s asset base increases, IPOs often have a diminished effect on such HLS Fund’s performance.

Small Capitalization Securities Each HLS Fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

Foreign Issuers and Borrowers and Non-Dollar Securities and Loans Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

HLS Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Advisers HLS Fund, LargeCap Growth HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Fundamental Growth HLS Fund, Growth HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and Value HLS Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Growth Opportunities HLS Fund and Value Opportunities HLS Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Capital Appreciation HLS Fund may invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. High Yield HLS Fund and Total Return Bond HLS Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, each of these HLS Funds may not invest more than 10% of their total assets in non-dollar securities and loans. Global Advisers HLS Fund, Global Equity HLS Fund, Global Growth HLS Fund, Global Health HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund and SmallCap Value HLS Fund may invest all of their assets in the securities of foreign issuers and non-dollar securities. Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. U.S.

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Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Money Market HLS Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers.

Under normal market conditions, International Growth HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund each invest in a number of different countries throughout the world; however these HLS Funds have no limits on the amount of assets that may be invested in each country. Global Advisers HLS Fund, Global Equity HLS Fund and Global Health HLS Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

Investing in foreign government debt securities and loans exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the IMF, the World Bank and other international agencies.

From time to time, International Small Company HLS Fund may invest up to 15% of its total assets; each of Global Advisers HLS Fund, Global Growth HLS Fund, Global Health HLS Fund, International Growth HLS Fund and International Opportunities HLS Fund may invest up to 25% of its total assets; each of High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 30% of its total assets; Capital Appreciation HLS Fund may invest up to 35% of its total assets; SmallCap Value HLS Fund may invest up to 20% if its total assets; and each of Global Equity HLS Fund, LargeCap Growth HLS Fund and MidCap Growth HLS Fund may invest its assets, in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

HLS Funds investing in countries with emerging economies or securities markts may invest a portion of its assets in securities issued by companies located in Nigeria, Croatia, Russia and other countries with recently developed markets and

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market structures. Because of the recent formation of these securities markets as well as the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in a company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While the funds will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interest. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Currency Transactions Each HLS Fund, except Index HLS Fund and Money Market HLS Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter (“OTC”) currency futures contracts and options thereon and exchange listed and OTC options on currencies.

Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See “Swap Agreements” below.

The use of currency transactions to protect the value of an HLS Fund’s assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund’s underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by an HLS Fund. An HLS Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

A “settlement hedge” or “transaction hedge” is designed to protect an HLS Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by an HLS Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

An HLS Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an HLS Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds’ value. Such a hedge, sometimes referred to as a “position hedge,” would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. An HLS Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

An HLS Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if an HLS Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause an HLS Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the sub-adviser’s skill in analyzing currency value. Currency management strategies may substantially change an HLS Fund’s investment exposure to changes in currency exchange rates and could result in losses to an HLS Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency’s value rose at a time when the sub-adviser had hedged an HLS Fund by selling that currency in exchange for dollars, an HLS Fund would not participate in the currency’s appreciation. If the sub-adviser hedges currency exposure through proxy hedges, an HLS Fund could realize currency losses from both the hedge and the security portion if the

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two currencies do not move in tandem. Similarly, if the sub-adviser increases an HLS Fund’s exposure to a foreign currency and that currency’s value declines, an HLS Fund will realize a loss. There is no assurance that the sub-adviser’s use of currency management strategies will be advantageous to an HLS Fund or that it will hedge at appropriate times.

The HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates and for other investment purposes. See “Options and Futures Contracts” below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

Options and Futures Contracts In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and for other investment purposes, each HLS Fund, except Money Market HLS Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each HLS Fund, except Money Market HLS Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. An HLS Fund’s ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities they hold or intend to purchase. For example, if an HLS Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if an HLS Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

The HLS Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds’ immediate obligations. The HLS Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The HLS Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

An HLS Fund may only write covered options. See “Asset Coverage” below.

A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each HLS Fund (except Money Market HLS Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

An HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund’s non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

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An HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. An HLS Fund’s use of these kinds of futures contracts will depend to a large degree on how this market develops.

The HLS Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. Each such HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. Each such HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. Each such HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the HLS Fund’s investment objectives and policies.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Each Company, on behalf of the applicable HLS Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the HLS Funds’ operation. Accordingly, the HLS Funds are not subject to registration or regulation as a CPO.

Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under “Currency Transactions”) would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund’s ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund’s assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a “regulated investment company” for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, an HLS Fund may have been in a better position had it not used such a strategy.

Swap Agreements The HLS Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these HLS Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each HLS Fund, except Index HLS Fund and Money Market HLS Fund, may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund. However, each HLS Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread

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differentials in instances where there is not complete overlap between such HLS Fund’s holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.

Swap agreements will tend to shift an HLS Fund’s investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund’s exposure to rising interest rates. Another example would be for an HLS Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund’s investments and its share price and yield.

The HLS Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of an HLS Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund’s obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such HLS Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

The HLS Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund’s portfolio securities and depends on the applicable sub-adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the applicable sub-adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

The HLS Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the HLS Funds may lose the entire premium paid for purchase options that expire before they can be profitably exercised. The HLS Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Asset Swaps The Advisers HLS Fund and Global Advisers HLS Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the HLS Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components, is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under “Swap Agreements,” is the primary risk of asset swaps.

Illiquid Investments Each HLS Fund is permitted to invest in illiquid securities or other illiquid investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for Money Market HLS Fund) would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund’s net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may

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result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on an HLS Fund’s net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s board of directors.

Under current interpretations of the SEC Staff, the following types of investments in which an HLS Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments in which an HLS Fund may invest that are not readily marketable.

When-Issued and Delayed-Delivery Securities Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

Dollar Rolls In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Value HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may enter into “dollar rolls” in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund’s assets that are subject to market risk to an amount that is greater than the HLS Fund’s net asset value, which could result in increased volatility of the price of the HLS Fund’s shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an HLS Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before an HLS Fund is able to purchase them, or an HLS Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, an HLS Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

Other Investment Companies Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the fund’s investment objective, policies and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector or may be actively managed.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

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Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The HLS Funds may rely on these exemptive orders to invest in ETFs.

REITs Each HLS Fund, except U.S. Government Securities HLS Fund, may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Lending Portfolio Securities Subject to its investment restrictions set forth under “Investment Objectives and Policies”, from time to time and subject to the Board’s approval each HLS Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. From time to time the Board or the HLS Fund’s adviser may determine that the HLS Fund should not engage in securities lending. If a security is on loan, under the lending agreement, a borrower is required to deposit cash or liquid securities as collateral that will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of each respective HLS Fund by each HLS Fund’s lending agent pursuant to collateral investment guidelines approved by the board of directors. An HLS Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the respective HLS Fund any dividends or distributions accruing on the loaned securities. An HLS Fund also does not have the right to vote proxies for securities on loan, but the HLS Fund may recall the loaned securities in order to vote the proxies. The HLS Fund’s right to recall the loaned securities for purposes of voting proxies may not be exercised in order to earn additional income on the loan. For information about additional instances in which each HLS Fund’s sub-adviser may not vote proxies, see “Proxy Voting Policies and Procedures.”

While securities are on loan, each HLS Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Asset Coverage To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund’s books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Borrowing Each HLS Fund may borrow money to the extent set forth under “Investment Objectives and Policies” above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.

Other Derivatives and Structured Investments Advisers HLS Fund, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, Advisers HLS Fund, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may not achieve their goal.

Advisers HLS Fund, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of

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derivative instruments. Such derivative instruments have recently become increasingly available. The sub-adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, Advisers HLS Fund, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may invest in derivative instruments known as the Dow Jones CDX (“CDX”) or other similarly structured products in funded or unfunded form. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which Advisers HLS Fund, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

The HLS Funds (other than Money Market HLS Fund) may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

The HLS Funds (other than Money Market HLS Fund) may also invest in “structured” notes and other similar instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The HLS Funds (other than Money Market HLS Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of an HLS Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the HLS Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, an HLS Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the HLS Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if an HLS Fund uses structured instruments to reduce the duration of an HLS Fund’s portfolio, this may limit the HLS Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

The Total Return Bond HLS Fund may invest in “event-linked bonds.” Event-linked bonds result in gains or losses that usually are contingent upon, or formulaically related to such events. Event-linked bond may also be referred to as “catastrophe bonds”. If a trigger occurs, a fund may lose a portion or its entire principal invested in the bond. Event-linked bonds may provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The HLS Funds (other than Money Market HLS Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, an HLS Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such HLS Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination

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to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

Counterparty Risk With respect to derivative transactions, an HLS Fund will be exposed to the credit of the counterparties to the derivative transaction, and their ability to satisfy the terms of the agreements, which exposes the HLS Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the HLS Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the HLS Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights. The HLS Fund bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a derivative transaction counterparty.

Portfolio Turnover With respect to Global Advisers HLS Fund and International Growth HLS Fund, the portfolio turnover rates were significantly higher in fiscal year 2008 than in fiscal year 2007 due to increased investment opportunities, which resulted from the extremely volatile and unusual market conditions of 2008. The portfolio turnover rate for Fundamental Growth HLS Fund was significantly higher in fiscal year 2008 thank in fiscal year 2007 primarily because of a change in the fund’s portfolio manager in 2007. The turnover was a residual of the investment process and reflective of the opportunity set and market conditions. The portfolio turnover rate for Total Return Bond HLS Fund was significantly lower in fiscal year 2008 than in fiscal year 2007 primarily due to general conditions in fixed income markets providing less opportunity to do tactical trades versus the prior year. With respect to LargeCap Growth HLS Fund, the portfolio turnover rate was significantly lower in fiscal year 2008 as the fund was transitioning in fiscal year 2007 due to a change in sub-adviser that occurred in 2006.

Disclosure of Portfolio Holdings The HLS Funds will disclose their complete month-end portfolio holdings on the HLS Funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The HLS Funds also will disclose their largest ten holdings or largest ten issuers on the HLS Funds’ website no earlier than 15 days after the end of each month. No information concerning portfolio holdings of an HLS Fund that may be harmful to the HLS Fund is permitted to be disclosed except in accordance with the HLS Fund’s policy. The HLS Fund’s CCO and Chief Legal Officer will be responsible for determining whether the release of information may be harmful to the HLS Fund.

Each HLS Fund, the HLS Fund’s investment manager, the HLS Fund’s distributor (collectively, “Hartford”) and the HLS Fund’s investment sub-adviser also may disclose portfolio holdings on a more frequent basis in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved by the HLS Fund’s CCO and at least one other HLS Fund officer, based on a finding that such HLS Fund has a legitimate business purpose for the arrangement or practice, it is in the best interests of HLS Fund shareholders, and that the arrangement or practice is subject to an appropriate confidentiality agreement and a duty not to trade on that information.

Portfolio holdings are disclosed to the HLS Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with HLS Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the HLS Funds, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting an HLS Fund or its sub-adviser in the voting of proxies, securities lending agents, and to an HLS Fund’s bank lenders. In connection with managing an HLS Fund, such HLS Fund’s investment manager or sub-adviser may disclose the HLS Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the HLS Fund’s investment manager or sub-adviser on behalf of the HLS Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements. From time to time, an HLS Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

BlackRock Financial Management, Inc.
Bowne & Co., Inc. (Financial printers)

Broadridge Financial Solutions, Inc.

Brown Brothers Harriman & Co.

Class Action Claims Management

Confluence Technologies

Ernst & Young LLP (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass Lewis

Interactive Data Corporation

Investment Technology Group, Inc.

J.P. Morgan Securities, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

State Street Bank and Trust Company (each Fund’s Custodian and Securities Lending Agent)

State Street Investment Management Solutions

The Goldman Sachs Trust Company, d/b/a Boston Global Advisors

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Wolters Klower Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the HLS Funds. Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Boston Global Advisors, Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis, State Street Bank and Trust Company and State Street Bank Investment Management Solutions (for certain HLS Funds). Portfolio holdings are disclosed on a daily or weekly basis to Investment Technology Group, Inc. with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Wolters Klower Financial Services and Class Action Claims Management on a monthly basis, with lag times of five calendar days, two days and fifteen days, respectively. Portfolio holdings are disclosed to Confluence Technologies, Interactive Data Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc. and Bowne & Co., Inc. on a quarterly basis, with lag times of three business day, three calendar days, five and ten business days, respectively. Portfolio holdings are disclosed to the HLS Funds’ independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the HLS Funds’ independent registered public accounting firm to provide services to the HLS Funds, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the HLS Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or an HLS Fund’s sub-adviser may provide oral or written information (“portfolio commentary”) about an HLS Fund, including, but not limited to, how the HLS Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to HLS Fund’s performance. Hartford or an HLS Fund’s sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on the HLS Fund’s most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in an HLS Fund, persons considering investing in an HLS Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

Hartford and an HLS Fund’s sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of an HLS Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose HLS Fund portfolio holdings are appropriately trained to comply with the HLS Funds’ policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the HLS Funds’ Chief Compliance Officer or his/her designee.

In no event will the Hartford or an HLS Fund’s sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings.

The HLS Funds’ Chief Compliance Officer is responsible for addressing conflicts of interest between the interests of HLS Fund, on the one hand, and the interests of an HLS Fund’s investment manager, investment sub-adviser, principal underwriter, or any affiliated person of an HLS Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds’ Chief Compliance Officer.

The Boards of Directors of the HLS Funds review and approve the HLS Funds’ policy on disclosure of portfolio holdings. The Chief Compliance Officer for the HLS Funds’ investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Boards of Directors of the HLS Funds. There can be no assurance, however, that the HLS Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), while the second table provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

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NAME, AGE AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
LYNN S. BIRDSONG(1) (age 62) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003	Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.	100	Mr. Birdsong is a Director of The Japan Fund.

ROBERT M. GAVIN (age 68) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002(2) Director since 1986(3) Chairman of the Board for each Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	100	N/A

DUANE E. HILL (age 63) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001(2) Since 2002(3)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.	100	N/A

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SANDRA S. JAFFEE (age 67) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005	Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).	100	N/A

WILLIAM P. JOHNSTON (age 64) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				100	Mr. Johnston is a Director of HCR-Manor Care, Inc., LifeCare Holdings, Inc. and MultiPlan, Inc.

PHILLIP O. PETERSON (age 64) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002(2) Since 2000(3)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	100	Mr. Peterson is a Trustee of the William Blair Funds, and the Strong Fund Liquidating Trust.

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LEMMA W. SENBET (age 62) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

			100	N/A

[1]

Mr. Birdsong holds a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of MetWest Capital, a sub-adviser to the SmallCap Value HLS Fund (“SmallCap Value HLS Fund”). On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong is not considered to be an independent director with respect to the SmallCap Value HLS Fund effective as of October 20, 2008. The value of the stock as of December 31, 2008 was approximately $174,000.

[2]	For Hartford Series Fund, Inc.

[3]	For Hartford HLS Series Fund II, Inc.

*	Term of Office: Each director may serve until his or her successor is elected and qualifies.

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OFFICERS AND INTERESTED DIRECTORS

NAME, AGE AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
THOMAS M. MARRA** (age 50) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002	Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL, Inc. from 2000 to 2008 and as President of HLS, Inc. from 2002-2008.	100	N/A

LOWNDES A. SMITH** (age 69) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996(1) Since 2002(2)	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.	100	Mr. Smith is a Director of White Mountains Insurance Group, Ltd., Symetra Financial One Beacon Insurance and Managing Director Whittington Gray Associates.

JOHN C. WALTERS (age 47) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director, President and Chief Executive Officer	Director since 2008*** President and Chief Executive Officer since 2007

Mr. Walters currently serves as Chief Executive Officer, President and Director of Hartford Life, Inc., (“HL, Inc.”) Mr. Walters previously served as President of the U.S. Wealth Management Division of Hartford Life, Inc. (2006-2007) as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2005). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford Financial Services Group. In addition, Mr. Walters serves as Manager of HL Investment Advisors, LLC.

				100

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ROBERT M. ARENA, JR. (age 40) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and Chief Executive Officer, Manager and President of HL Investment Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

			N/A	N/A

TAMARA L. FAGELY (age 50) c/o Hartford HLS Funds 500 Bielenberg Drive Woodbury, MN 55125	Vice President, Controller and Treasurer	Since 2002(1) Since 1993(2)

Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through May 2005. In addition Ms. Fagely is Controller and Chief Financial Officer of HIFSCO

			N/A	N/A

BRIAN FERRELL (age 46) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network (“FinCEN”) from 2005 - 2006.

			N/A	N/A

THOMAS D. JONES III (age 44) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President and Chief Compliance Officer	Since 2006

Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments (“SEI”), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

			N/A	N/A

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EDWARD P. MACDONALD (age 41) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management, with Prudential Financial (formerly American Skandia Investment Services, Inc.).

			N/A	N/A

VERNON J. MEYER (age 45) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer served as Vice President and managing director of MassMutual, which he joined in 1987.

			N/A	N/A

[1]	For Hartford Series Fund, Inc.

[2]	For Hartford HLS Series Fund II, Inc.

*	Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**

“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HL Investment Advisors, Hartford Investment Management or affiliated companies.

***

David M. Znamierowski tendered his resignation as an interested director of each Company effective as of November 6, 2008. Mr. Walters was elected as an interested director of each Company by the Board of Directors as of November 6, 2008.

All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. are also directors and officers of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

Standing Committees The boards of directors of the Companies have each established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the HLS Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the HLS Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the HLS Funds’ financial statements and the independent audit thereof; and the performance of the HLS Fund’s internal audit function, and (iii) acts as a liaison between the HLS Funds’ independent registered public accounting firm and the respective full board. The HLS Funds’ independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the boards of directors.

Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the HLS Funds of policies and procedures that are reasonably designed to prevent the HLS Funds from violating the Federal Securities Laws.

Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and John Walters. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the HLS Funds’ investment performance and related matters.

Each Nominating Committee currently consists of all non-interested directors of the HLS Funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

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During the fiscal year ended December 31, 2008, the above-referenced committees of each of the Companies met the following number of times: Audit Committees – 6 times, Compliance Committees – 4 times, Investment Committees – 4 times and Nominating Committees – 1 time.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2008 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies. Shares of the HLS Funds are offered to separate accounts of participating insurance companies for the purpose of funding various annuity contracts and variable life insurance policies and to certain qualified retirement plans and are not available for direct investment by the Directors.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Lynn S. Birdsong	None	Over $100,000

Dr. Robert M. Gavin	None	Over $100,000

Duane E. Hill	None	Over $100,000

Sandra S. Jaffee	None	$10,001-$50,000

William P. Johnston	None	Over $100,000

Phillip O. Peterson	None	$10,001-$50,000

Lemma W. Senbet	None	$50,001- $100,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Thomas M. Marra	Hartford Capital Appreciation HLS Fund	$1 - $10,000	Over $100,000
	Hartford International Opportunities HLS Fund	$1 - $10,000
	Hartford Stock HLS Fund	$1 - $10,000

Lowndes A. Smith	Hartford Capital Appreciation HLS Fund	Over $100,000	Over $100,000
	Hartford International Opportunities HLS Fund	Over $100,000
	Hartford Small Company HLS Fund	$10,001-$50,000
	Hartford Total Return Bond HLS Fund	Over $100,000

John C. Walters	Hartford Capital Appreciation HLS Fund	Over $100,000	Over $100,000
	Hartford International Opportunities HLS Fund	$1 - $10,000
	Hartford Global Health HLS Fund	$1 - $10,000
	Hartford MidCap HLS Fund	$1 - $10,000

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COMPENSATION OF OFFICERS AND DIRECTORS The HLS Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2008 and certain other information.

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Aggregate Compensation From Hartford HLS Series Fund II, Inc.	Pension Or Retirement Benefits Accrued As Part of HLS Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the HLS Funds And Fund Complex Paid To Directors*
Lynn S. Birdsong,	$89,697	$8,195	$ 0	$ 0	$186,250
Director
Dr. Robert M. Gavin,	$125,698	$11,484	$ 0	$ 0	$261,000
Director
Duane E. Hill,	$79,463	$7,260	$ 0	$ 0	$165,000
Director
Sandra S. Jaffee,	$76,574	$6,996	$ 0	$ 0	$159,000
Director
William P. Johnston,	$91,986	$8,404	$ 0	$ 0	$191,000
Director
Phillip O. Peterson,	$91,504	$8,360	$ 0	$ 0	$190,000
Director
Lemma W. Senbet,	$74,166	$6.776	$ 0	$ 0	$154,000
Director
Lowndes A. Smith,	$88,133	$8,052	$ 0	$ 0	$183,000
Director
*	As of December 31, 2008, five registered investment companies in the Complex paid compensation to the directors.

As of March 31, 2009, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant HLS Funds, has entered into an investment management agreement with HL Investment Advisors, LLC (“HL Advisors”). Each such agreement provides that HL Advisors, subject to the supervision and approval of the applicable Company’s board of directors, is responsible for the management of the HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreements do not require HL Advisors to bear the costs of the HLS Funds’ transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the Hartford HLS II Funds are covered by the management fee paid by each Hartford HLS II Fund to HL Advisors under the applicable investment management agreement. Each Hartford HLS Fund pays a separate fee to Hartford Life for administrative services as discussed below under “HLS Fund Administration.” Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.

With respect to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund and Total Return Bond HLS Fund, HL Advisors has entered into an investment services agreement with Hartford Investment Management, and with respect to LargeCap Growth HLS Fund, MidCap Growth HLS Fund and U.S. Government Securities HLS Fund, HL Advisors has entered into an investment sub-advisory agreement with Hartford Investment Management. Under the services and sub-advisory agreements, Hartford Investment Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securites of the HLS Fund. With respect to the remaining HLS Funds, except for Small Company HLS Fund, SmallCap Growth HLS Fund and SmallCap Value HLS Fund, HL Advisors has entered into investment sub-advisory agreements with Wellington Management. Under the sub-advisory agreements, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and

33

reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the HLS Fund. Small Company HLS Fund and SmallCap Growth HLS Fund employ a "multi-manager" approach whereby portions of each such HLS Fund's cash flows are allocated among its sub-advisers. HL Advisors has entered into investment sub-advisory agreements with each of Wellington Management and Hartford Investment Management. Pursuant to the agreements, and subject to the general supervision of the board of directors and HL Advisors, Hartford Investment Management and Wellington Management each serve as a sub-adviser to each such HLS Fund, and are responsible for (among other things) the day-to-day investment management and reinvestment of the assets of a portion of the HLS Fund's portfolio. Each of Hartford Investment Management and Wellington Management are also responsible for furnishing advice and recommendations with respect to investment and the purchase and sale of appropriate securities for their respective portions of each such HLS Fund's portfolio. With respect to SmallCap Value HLS Fund, HL Advisors has entered into sub-advisory agreements with KAR, MetWest Capital and SSgA FM. Under the sub-advisory agreements, subject to the general supervision of the board of directors and HL Advisors, KAR, MetWest Capital and SSgA FM are responsible for (among other things) the day-to-day investment and reinvestment of the assets of SmallCap Value HLS Fund and furnishing SmallCap Value HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for SmallCap Value HLS Fund.

The HLS Funds rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the applicable board of directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors with the approval of the applicable board of directors and without obtaining approval from those shareholders/contract holders that participate in the applicable HLS Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.

The specific conditions of the exemptive order are as follows:

1.

Before HLS Funds may rely on the exemptive order, the operation of HLS Funds under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in shareholder meetings held on August 12, 1999 and September 7, 2005.

2.

HLS Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, HLS Funds must be held out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3.

Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the relevant HLS Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as modified by the order to permit aggregate fee disclosure.

4.

HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.

5.

At all times, a majority of the board of directors of HLS Funds will be directors who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the company (“Independent Directors”), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6.

When a sub-adviser change is proposed for an HLS Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors’ minutes, that the change is in the best interests of the HLS Fund and the shareholders/contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7.

HL Advisors will provide general management services to HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund’s securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of an HLS Fund’s assets; (c) allocate and, when appropriate, reallocate an HLS Fund’s assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant HLS Fund’s investment objective, policies and restrictions.

8.

No director or officer of the HLS Funds or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL

34

Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9.	HLS Funds will include in its registration statement the aggregate fee disclosure.
10.

Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11.

HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors’ profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12.	When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors’ profitability.

As provided by the investment management agreements, the Hartford HLS II Funds each pay a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). The Hartford HLS Funds pay a monthly investment management fee to HL Advisors, and an administration fee pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of presentation in the table below). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund’s average daily net asset value as follows:

Investment Management Fees

Global Equity HLS Fund1

Average Daily Net Assets	Annual Rate
First $500 million	0.9500%
Next $500 million	0.9000%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

[1]	Effective August 25, 2008 HL Advisors has contractually agreed to waive 0.10% of its management fees until May 1, 2010.

SmallCap Value HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.9000%
Next $4.95 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Global Health HLS Fund, International Growth HLS Fund and International Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8500%
Next $250 million	0.8000%
Next $4.5 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

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Equity Income HLS Fund, Growth HLS Fund, MidCap Value HLS Fund and Value HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8250%
Next $250 million	0.7750%
Next $500 million	0.7250%
Next $4 billion	0.6750%
Next $5 billion	0.6725%
Amount Over $10 billion	0.6700%

Fundamental Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8000%
Next $250 million	0.7500%
Next $4.5 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

MidCap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6700%

Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Advisers HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund and MidCap HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250million	0.7250%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6225%
Amount Over $10 billion	0.6200%

Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250million	0.7250%
Next $500 million	0.6750%
Next $500 million	0.6000%
Next $3.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5200%

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High Yield HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7000%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6050%
Amount Over $10 billion	0.5950%

Growth Opportunities HLS Fund and Value Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

SmallCap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Advisers HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.6800%
Next $250million	0.6550%
Next $500 million	0.6450%
Next $4 billion	0.5950%
Next $5 billion	0.5925%
Amount Over $10 billion	0.5900%

LargeCap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.6500%
Next $500 million	0.6000%
Next $4 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5200%

Stock HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250million	0.5000%
Next $500 million	0.4750%
Next $4 billion	0.4500%
Next $5 billion	0.4475%
Amount Over $10 billion	0.4450%

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Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250million	0.5000%
Next $500 million	0.4750%
Next $4 billion	0.4500%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Rate
First $5 billion	0.4500%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Money Market HLS Fund

Average Daily Net Assets	Annual Rate
First $5 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Index HLS Fund

Average Daily Net Assets	Annual Rate
First $2 Billion	0.3000%
Next $3 billion	0.2000%
Next $5 billion	0.1800%
Amount Over $10 billion	0.1700%

HL Advisors, not any HLS Fund, pays the sub-advisory fees to the sub-advisers. HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds. The sub-advisory fee rates are as follows:

Sub-advisory Fees

Hartford Investment Management:

LargeCap Growth HLS Fund, Index HLS Fund, High Yield HLS Fund, MidCap Growth HLS Fund, Money Market HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Rate
All Assets	At Cost

Wellington Management:

Advisers HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.200%
Next $100 million	0.150%
Next $350 million	0.130%
Amount Over $500 million	0.120%

Capital Appreciation HLS Fund (Team I)

38

Average Daily Net Assets	Annual Rate
All Assets	0.250%

Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
All Assets	0.270%

Small Company HLS Fund

Average Daily Net Assets	Annual Rate
All Assets	0.375%

Disciplined Equity HLS Fund, Dividend and Growth HLS Fund and Stock HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.325%
Next $100 million	0.250%
Next $350 million	0.200%
Amount Over $500 million	0.150%

Value HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.350%
Next $100 million	0.275%
Next $350 million	0.225%
Next $500 million	0.200%
Amount Over $ 1 billion	0.175%

Equity Income HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.350%
Next $100 million	0.275%
Next $350 million	0.225%
Amount Over $500 million	0.175%

Global Advisers HLS Fund, Global Growth HLS Fund, Growth HLS Fund, International Opportunities HLS Fund, MidCap Value HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.400%
Next $100 million	0.300%
Next $350 million	0.250%
Amount Over $500 million	0.200%

MidCap HLS Fund

39

Average Daily Net Assets	Annual Rate
First $50 million	0.400%
Next $100 million	0.300%
Next $350 million	0.250%
Amount Over $500 million	0.2167%

Fundamental Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.400%
Next $100 million	0.300%
Amount Over $150 million	0.250%

International Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.400%
Next $100 million	0.300%
Next $350 million	0.250%
Amount Over $500 million	0.225%

International Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $50 million	0.400%
Next $100 million	0.350%
Amount Over $150 million	0.275%

Global Health HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.450%
Next $400 million	0.350%
Amount Over $500 million	0.300%

Capital Appreciation HLS Fund (Team II)

Average Daily Net Assets	Annual Rate
First $250 million	0.500%
Next $250 million	0.450%
Next $500 million	0.400%
Amount Over $1 billion	0.350%

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.500%
Next $250 million	0.450%
Next $500 million	0.400%
Amount Over $1 billion	0.350%

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For the last three fiscal years, each of the Hartford HLS Funds paid management fees to HL Advisors as follows:

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2008

Advisers HLS Fund	$23,318,675	--	$23,318,675
Capital Appreciation HLS Fund	$50,234,892	--	$50,234,892
Disciplined Equity HLS Fund	$7,138,953	--	$7,138,953
Dividend and Growth HLS Fund	$26,371,097	--	$26,371,097
Equity Income HLS Fund	$2,226,405	--	$2,226,405
Fundamental Growth HLS Fund	$509,035	--	$509,035
Global Advisers HLS Fund	$1,816,941	--	$1,816,941
Global Equity HLS Fund*	$340,068	$33,484	$306,584
Global Growth HLS Fund	$4,786,841	--	$4,786,841
Global Health HLS Fund	$2,037,311	--	$2,037,311
Growth HLS Fund	$2,615,769	--	$2,615,769
Growth Opportunities HLS Fund	$7,929,034	--	$7,929,034
High Yield HLS Fund	$2,848,981	--	$2,848,981
Index HLS Fund	$1,271,037	--	$1,271,037
International Growth HLS Fund	$4,607,076	--	$4,607,076
International Opportunities HLS Fund	$8,744,093	--	$8,744,093
International Small Company HLS Fund	$1,884,061	--	$1,884,061
LargeCap Growth HLS Fund	$852,480	--	$852,480
MidCap HLS Fund	$11,356,720	--	$11,356,720
MidCap Growth HLS Fund	$388,456	--	$388,456
MidCap Value HLS Fund	$3,856,860	--	$3,856,860
Money Market HLS Fund	$8,886,322	$1,973,954	$6,912,368
Small Company HLS Fund	$6,541,612	--	$6,541,612
SmallCap Growth HLS Fund	$4,180,291	--	$4,180,291
SmallCap Value HLS Fund	$614,371	--	$614,371
Stock HLS Fund	$8,875,368	--	$8,875,368
Total Return Bond HLS Fund	$11,297,220	--	$11,297,220
U.S. Government Securities HLS Fund	$6,142,085	--	$6,142,085
Value HLS Fund	$2,356,660	--	$2,356,660
Value Opportunities HLS Fund	$2,469,608	--	$2,469,608

* Global Equity HLS Fund did not commence operations until January 31, 2008.

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2007
Advisers HLS Fund	$32,359,211	--	$32,359,211
Capital Appreciation HLS Fund	$64,244,145	--	$64,244,145
Disciplined Equity HLS Fund	$8,965,336	--	$8,965,336
Dividend and Growth HLS Fund	$32,743,181	--	$32,743,181
Equity Income HLS Fund	$2,928,400	--	$2,928,400
Fundamental Growth HLS Fund	$527,923	--	$527,923
Global Advisers HLS Fund	$2,067,959	--	$2,067,959
Global Growth HLS Fund	$6,212,236	--	$6,212,236
Global Health HLS Fund	$2,696,988	--	$2,696,988
Growth HLS Fund	$3,292,453	--	$3,292,453
Growth Opportunities HLS Fund	$8,936,746	--	$8,936,746
High Yield HLS Fund	$3,887,154	$369,710	$3,517,444
Index HLS Fund	$1,811,474	--	$1,811,474
International Growth HLS Fund	$5,799,338	--	$5,799,338
International Opportunities HLS Fund	$10,028,460	--	$10,028,460
International Small Company HLS Fund	$2,853,186	--	$2,853,186
LargeCap Growth HLS Fund	$1,237,949	$398,282	$839,667
MidCap HLS Fund	$14,015,444	--	$14,015,444
MidCap Growth HLS Fund	$435,244	$109,841	$325,403
MidCap Value HLS Fund	$6,049,844	--	$6,049,844
Money Market HLS Fund	$5,525,142	$1,134,398	$4,390,744
Small Company HLS Fund	$7,423,094	--	$7,423,094
SmallCap Growth HLS Fund	$5,969,408	--	$5,969,408
SmallCap Value HLS Fund	$855,291	--	$855,291
Stock HLS Fund	$13,087,775	--	$13,087,775
Total Return Bond HLS Fund	$11,203,246	--	$11,203,246
U.S. Government Securities HLS Fund	$5,061,484	--	$5,061,484

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Value HLS Fund	$2,685,291	--	$2,685,291
Value Opportunities HLS Fund	$4,253,823	--	$4,253,823

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2006
Advisers HLS Fund	$35,508,704	--	$35,508,704
Capital Appreciation HLS Fund	$61,248,509	--	$61,248,509
Disciplined Equity HLS Fund	$7,447,174	--	$7,447,174
Dividend and Growth HLS Fund	$29,538,781	--	$29,538,781
Equity Income HLS Fund	$2,256,895	$370,762	$1,886,133
Fundamental Growth HLS Fund	$554,766	--	$554,766
Global Advisers HLS Fund	$2,149,052	--	$2,149,052
Global Growth HLS Fund	$6,040,080	--	$6,040,080
Global Health HLS Fund	$2,704,901	--	$2,704,901
Growth HLS Fund	$3,348,546	--	$3,348,546
Growth Opportunities HLS Fund	$7,628,561	--	$7,628,561
High Yield HLS Fund	$3,757,043	$356,014	$3,401,029
Index HLS Fund	$3,455,951	$1,571,696	$1,884,255
International Growth HLS Fund	$4,408,309	--	$4,408,309
International Opportunities HLS Fund	$8,327,310	--	$8,327,310
International Small Company HLS Fund	$2,215,729	--	$2,215,729
LargeCap Growth HLS Fund	$1,233,912	$165,282	$1,068,630
MidCap HLS Fund	$13,102,434	--	$13,102,434
MidCap Growth HLS Fund	$487,051	$108,235	$378,816
MidCap Value HLS Fund	$6,105,128	--	$6,105,128
Money Market HLS Fund	$4,418,722	--	$4,418,722
Small Company HLS Fund	$6,545,372	--	$6,545,372
SmallCap Growth HLS Fund	$6,024,811	--	$6,024,811
SmallCap Value HLS Fund	$886,326	--	$886,326
Stock HLS Fund	$13,697,009	--	$13,697,009
Total Return Bond HLS Fund	$10,201,632	--	$10,201,632
U.S. Government Securities HLS Fund	$4,286,013	--	$4,286,013
Value HLS Fund	$2,199,276	--	$2,199,276
Value Opportunities HLS Fund	$3,619,553	--	$3,619,553

For the last three fiscal years, HL Advisors paid the following sub-advisory fees to Wellington Management:

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2008

Advisers HLS Fund	$7,003,127	--	$7,003,127
Capital Appreciation HLS Fund	$31,730,199	--	$31,730,199
Disciplined Equity HLS Fund	$2,573,889	--	$2,573,889
Dividend and Growth HLS Fund	$9,361,220	--	$9,361,220
Equity Income HLS Fund	$934,804	--	$934,804
Fundamental Growth HLS Fund	$304,484	--	$304,484
Global Advisers HLS Fund	$932,037	--	$932,037
Global Equity HLS Fund*	$226,712	--	$226,712
Global Growth HLS Fund	$ 2,247,045	--	$ 2,247,045
Global Health HLS Fund	$1,216,599	--	$1,216,599
Growth HLS Fund	$1,206,426	--	$1,206,426
Growth Opportunities HLS Fund	$3,379,540	--	$3,379,540
International Growth HLS Fund	$1,980,292	--	$1,980,292
International Opportunities HLS Fund	$4,078,116	--	$4,078,116
International Small Company HLS Fund	$948,451	--	$948,451
MidCap HLS Fund	$5,307,593	--	$5,307,593
MidCap Value HLS Fund	$1,695,036	--	$1,695,036
Small Company HLS Fund	$2,998,181**	--	$2,998,181**
SmallCap Growth HLS Fund	$1,794,599**	--	$1,794,599**
Stock HLS Fund	$5,425,262	--	$5,425,262
Value HLS Fund	$985,774	--	$985,774
Value Opportunities HLS Fund	$1,110,070	--	$1,110,070

*	Global Equity HLS Fund did not commence operations until January 31, 2008.

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** Includes the sub-advisory fees, in aggregate, paid to the fund’s sub-advisers, Hartford Investment Management and Wellington Management, for the fiscal year ended December 31, 2008.

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2007
Advisers HLS Fund	$9,760,548	--	$9,760,548
Capital Appreciation HLS Fund	$35,767,776	--	$35,767,776
Disciplined Equity HLS Fund	$3,217,931	--	$3,217,931
Dividend and Growth HLS Fund	$11,610,159	--	$11,610,159
Equity Income HLS Fund	$1,207,367	--	$1,207,367
Fundamental Growth HLS Fund	$309,109	--	$309,109
Global Advisers HLS Fund	$1,050,220	--	$1,050,220
Global Growth HLS Fund	$2,886,657	--	$2,886,657
Global Health HLS Fund	$1,600,322	--	$1,600,322
Growth HLS Fund	$1,486,413	--	$1,486,413
Growth Opportunities HLS Fund	$3,637,772	--	$3,637,772
International Growth HLS Fund	$2,469,052	--	$2,469,052
International Opportunities HLS Fund	$4,682,548	--	$4,682,548
International Small Company HLS Fund	$1,387,929	--	$1,387,929
MidCap HLS Fund	$6,558,798	--	$6,558,798
MidCap Value HLS Fund	$2,555,853	--	$2,555,853
Small Company HLS Fund	$3,680,315*	--	$3,680,315*
SmallCap Growth HLS Fund	$2,378,928*	--	$2,378,928*
Stock HLS Fund	$7,952,709	--	$7,952,709
Value HLS Fund	$1,114,352	--	$1,114,352
Value Opportunities HLS Fund	$1,759,594	--	$1,759,594

* Includes the sub-advisory fees, in aggregate, paid to the fund’s sub-advisers, Hartford Investment Management and Wellington Management, for the fiscal year ended December 31, 2007.

HLS Fund Name	Gross Fees	Fee Waiver	Net Paid
		2006
Advisers HLS Fund	$10,698,914	--	$10,698,914
Capital Appreciation HLS Fund	$28,786,385	--	$28,786,385
Disciplined Equity HLS Fund	$2,682,106	--	$2,682,106
Dividend and Growth HLS Fund	$10,479,188	--	$10,479,188
Equity Income HLS Fund	$946,718	--	$946,718
Fundamental Growth HLS Fund	$306,048	--	$306,048
Global Advisers HLS Fund	$1,088,836	--	$1,088,836
Global Growth HLS Fund	$2,805,641	--	$2,805,641
Global Health HLS Fund	$1,604,938	--	$1,604,938
Growth HLS Fund	$1,507,782	--	$1,507,782
Growth Opportunities HLS Fund	$2,884,530	--	$2,884,530
International Growth HLS Fund	$1,899,993	--	$1,899,993
International Opportunities HLS Fund	$3,881,998	--	$3,881,998
International Small Company HLS Fund	$1,095,748	--	$1,095,748
MidCap HLS Fund	$6,129,142	--	$6,129,142
MidCap Value HLS Fund	$2,577,222	--	$2,577,222
Small Company HLS Fund	$3,819,552*	--	$3,819,552*
SmallCap Growth HLS Fund	$2,699,756*	--	$2,699,756*
Stock HLS Fund	$8,318,251	--	$8,318,251
Value HLS Fund	$924,171	--	$924,171
Value Opportunities HLS Fund	$1,548,185	--	$1,548,185

* Includes the sub-advisory fees, in aggregate, paid to the fund’s sub-advisers, Hartford Investment Management and Wellington Management, for the fiscal year ended December 31, 2006.

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For the last three fiscal years, HL Advisors paid the following investment services fees to Hartford Investment Management:

HLS Fund Name	2008	2007	2006
High Yield HLS Fund	$757,744	$887,437	$2,195,553
Index HLS Fund	$1,553,662	$1,894,921	$889,450
LargeCap Growth HLS Fund	$402,154	$438,765	$121,734
MidCap Growth HLS Fund	$236,932	$239,981	$306,010*
Money Market HLS Fund	$2,773,268	$2,040,934	$684,754
Total Return Bond HLS Fund	$3,906,366	$4,010,570	$3,471,203
Small Company HLS Fund	$2,998,181**	$3,680,315**	$3,819,552**
SmallCap Growth HLS Fund	$1,794,599**	$2,378,928**	$2,699,756**
U.S. Government Securities HLS Fund	$1,405,680	$1,024,791	$470,730
*	Includes fees earned (or accrued) by the fund’s previous sub-adviser for the period January 1, 2006 through December 4, 2006.

**     Includes the sub-advisory fees, in aggregate, paid to the fund’s sub-advisers, Hartford Investment Management and Wellington Management, for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

For the last three fiscal years, HL Advisors paid the following investment services fees, in aggregate, to KAR, MetWest Capital and SSgA FM:

HLS Fund Name	2008	2007	2006
SmallCap Value HLS Fund	$370,596	$520,929	$528,901*
*	Includes fees earned (or accrued) by the fund’s previous sub-advisers for the period January 1, 2006 through March 20, 2006.

Pursuant to the investment management agreement and investment sub-advisory and investment services agreements, neither HL Advisors, nor the sub-advisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of funds sub-advised by KAR and MetWest Capital and U.S. Government Securities HLS Fund) on the part of HL Advisors, or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. KAR, MetWest Capital, SSgA FM and Wellington Management (except with respect to Advisers HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Advisers HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small Company HLS Fund and Stock HLS Fund) have agreed to indemnify HL Advisors to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys’ fees incurred by HL Advisors, which result in whole or in part from any of KAR, MetWest Capital, SSgA FM or Wellington Management’s misfeasance, bad faith, negligence (gross negligence in the case of Wellington Management) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.

HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2008, HL Advisors had approximately $41.7 billion in assets under management.

Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2008, Hartford Investment Management had investment authority over approximately $138.7 billion in assets.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2008, KAR had approximately $3.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity, global value equity and balanced portfolios. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As a result of the recent acquisition of Wachovia Corporation (“Wachovia”) by Wells Fargo & Company (“Wells Fargo”), Wells Fargo holds a majority interest in MetWest Capital. Wells Fargo & Company agreed to acquire Wachovia on October 3, 2008. In connection with the acquisition, on October 20, 2008, Wachovia issued preferred

44

shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Wells Fargo completed the acquisition of Wachovia, and therefore acquired Wachovia’s majority interest in MetWest Capital, on December 31, 2008. On November 6, 2008, the Board of Directors (the “Board”) approved a new sub-advisory agreement with MetWest Capital. This agreement supersedes an interim sub-advisory agreement with MetWest Capital, approved by the Board on October 20, 2008, which became effective upon the issuance of the preferred shares. The acquisition of Wachovia by Wells Fargo is not expected to affect the day-to-day management of the SmallCap Value HLS Fund. As of December 31, 2008, MetWest Capital had investment management authority over approximately $8.0 billion in assets under management.

SSgA FM is registered with the SEC as an investment adviser under the 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2008, SSgA FM managed approximately $118 billion in assets, and SSgA managed approximately $1.44 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

PORTFOLIO MANAGERS

Other Accounts Managed by Hartford Investment Management’s Portfolio Managers

The following tables list the number and types of other accounts managed by the Hartford Investment Management portfolio managers and assets under management in those accounts as of December 31, 2008:

High Yield HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Mark Niland	3	$457.1	2	$39.9	4	$1,094.3

James Serhant	1	$171.8	-	$-	1	$82.6

Index HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Deane Gyllenhaal	4	$978.1	7	$2,327.2	-	$-

MidCap Growth HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Paul Bukowski	1	$6.6	-	$-	-	$-

Hugh Whelan	16	$2,694.7	-	$-	-	$-

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LargeCap Growth HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Edward Caputo	9	$1,769.7	-	$-	-	$-

Hugh Whelan	16	$2,652.5	-	$-	-	$-

Money Market HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Robert Crusha	2	$1,061.7	3	$9,070.8	13	$2,369.2

Adam Tonkinson	1	$880.6	9	$12,660.6	7	$2,288.7

Small Company HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Kurt Cubbage	3	$82.3	-	$-	-	$-

Hugh Whelan	16	$2,265.9	-	$-	-	$-

SmallCap Growth HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Kurt Cubbage	3	$516.3	-	$-	-	$-

Hugh Whelan	16	$2,699.9	-	$-	-	$-

Total Return Bond HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Nasri Toutoungi	5	$2,431.7	-	$-	12	$4,000.7

U.S. Government Securities HLS Fund1

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
John Hendricks	1	$830.9	-	$-	2	$6,446.6

Russell Regenauer	1	$289.1	-	$-	2	$3,406.3

Timothy Wilhide	1	$830.9	-	$-	4	$1,644.0

[1]	Effective June 1, 2009, Timothy Wilhide will no longer serve as portfolio manager of the fund. The fund will continue to be managed by John Hendricks and Russell Regenauer.

Conflicts of Interest between the HLS Funds Sub-advised by Hartford Investment Management’s Portfolio Managers and Other Accounts

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In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HLS Funds. Portfolio managers make investment decisions for each portfolio, including the HLS Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of an HLS Fund, or make investment decisions that are similar to those made for an HLS Fund, both of which have the potential to adversely impact that HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the HLS Funds to Hartford Investment Management. Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with HLS Funds’ primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the HLS Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy, which is described in Hartford Investment Management’s Form ADV. Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

Compensation of Hartford Investment Management’s Portfolio Managers

Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific HLS Fund.

The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each HLS Fund and the benchmark by which such HLS Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the performance of Hartford Investment Management. A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards granted in 2008 and prior years will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors and will be

47

paid in cash at the end of the vesting period. The awards to be granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted stock units of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which each HLS Fund’s performance is measured for compensation purposes is as follows:

HLS Fund	Benchmark
LargeCap Growth HLS Fund	Russell 1000 Growth Index
High Yield HLS Fund	Lehman Corporate High Yield Index
Index HLS Fund	S&P 500 Index
MidCap Growth HLS Fund	Russell Midcap Growth Index
Money Market HLS Fund	60 Day T-Bill
Small Company HLS Fund	Russell 2000 Growth Index
Lipper MF Small Cap Growth Average

SmallCap Growth HLS Fund	Russell 2000 Growth Index
Total Return Bond HLS Fund	Lehman Aggregate Index
U.S. Government Securities HLS Fund	Lehman U.S. Intermediate Government Index

Equity Securities Beneficially Owned by Hartford Investment Management’s Portfolio Managers

The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the HLS Funds they sub-advise are as follows as of December 31, 2008:

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Portfolio Manager	HLS Fund(s) Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Paul Bukowski	MidCap Growth HLS Fund	None

Edward Caputo	LargeCap Growth HLS Fund	None

Robert Crusha	Money Market HLS Fund	None

Kurt Cubbage	Small Company HLS Fund	$1-$10,000
	SmallCap Growth HLS Fund	None

Deane Gyllenhaal	Index HLS Fund	None

John Hendricks	U.S. Government Securities HLS Fund	None

Mark Niland	High Yield HLS Fund	$50,001-$100,000

Russell Regenauer	U.S. Government Securities HLS Fund	None

James Serhant	High Yield HLS Fund	$10,001-$50-000

Adam Tonkinson	Money Market HLS Fund	None

Nasri Toutoungi	Total Return Bond HLS Fund	None

Hugh Whelan	LargeCap Growth HLS Fund	None
	MidCap Growth HLS Fund	None
	Small Company HLS Fund	$10,001-$50,000
	SmallCap Growth HLS Fund	None

Timothy Wilhide	U.S. Government Securities	$1-$10,000

Other Accounts Managed by Wellington Management’s Portfolio Managers

The following table lists the number and types of other accounts sub-advised by the Wellington Management portfolio managers and assets under management in those accounts as of December 31, 2008:

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PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Mario E. Abularach	13(a)	$4,421.9	2	$79.4	8(1)	$683.9
Steven C. Angeli	6	$804.8	13(2)	$612	31(2)	$978.4
Jean-Marc Berteaux	11(b)	$1,518.7	17	$2,341.2	17(3)	$2,189.3
Francis J. Boggan	8	$466.1	8	$373.2	22(4)	$1,132.7
John A. Boselli	0	$0	1	$1.1	0	$0
Edward P. Bousa	4(5)	$27,752.4	3	$114.8	7(5)	$923
Michael T. Carmen	8	$3,907.1	11(6)	$486.9	8	$520.1
Mammen Chally	6(c)	$1,270.4	12	$559.7	10(7)	$2,625.1
Nicolas M. Choumenkovitch	4(d)	$526	6(8)	$429.1	13(8)	$1,687.8
Robert L. Deresiewicz	3	$118.7	12(9)	$81.8	30(9)	$93.4
Cheryl M. Duckworth	2	$25.6	1	<$1	13(10)	$517.4
David J. Elliott	6	$410.5	5	$84.8	9(11)	$1,135.1
Robert L. Evans	1	$8.9	5	$589.5	14(12)	$3,708.2
David R. Fassnacht	6	$999	10	$984.7	3(13)	$901.5
Ann C. Gallo	8	$174	28(14)	$190.1	98(14)	$608.3
Christopher L. Gootkind	8(15)	$2,184.7	0	$0	0	$0
Evan S. Grace	5	$213.7	18(16)	$1,703.3	8(16)	$555.6
Karen H. Grimes	3(e)	$1,582.7	3	$96.3	6	$288.6
Peter I. Higgins	7(f)(17)	$1,300.9	3	$5.8	3(17)	$237.6
Matthew D. Hudson	11(b)	$1,518.7	16	$2,340.4	17(3)	$2,189.3
Jean M. Hynes	5	$18,776	29(18)	$492.5	100(18)	$2,745.5
Steven T. Irons	3(g)	$945.4	1	$2.5	3(19)	$237.6
John C. Keogh	7(20)	$24,122.3	0	$0	20	$3,032
Jeffrey L. Kripke	7	$280.4	2	$27.5	4(21)	$239.1
Ian R. Link	3(e)	$854.1	0	$0	1(22)	$330.4
Daniel Maguire	1	$128.2	0	$0	0	$0
Mark D. Mandel	1	$13.8	0	$0	0	$0
Paul E. Marrkand	3(23)	$2,708.9	6	$451.9	3	$199
Kirk J. Mayer	4	$182.6	28(24)	$238.7	98(24)	$637.8
James N. Mordy	10(h)(25)	$8,871.3	3	$65.7	11(25)	$1,068.4
Stephen Mortimer	10	$1,865.4	1	$78.5	5(1)	$420.6
Andrew S. Offit	11(b)	$1,518.7	16	2,340.4	17(3)	$2,189.3
David W. Palmer	3(i)	$376.2	1	$2.1	0	$0
Saul J. Pannell	2	$13,077.9	12(26)	$604.6	4	$179.5
Phillip H. Perelmuter	2	$1,872.5	5	$583.4	37	$1,739.6
W. Michael Reckmeyer, III	5(e)(27)	$7,212.4	0	$0	6	$615.8
James A. Rullo	4	$653.9	14	$738.6	14(7)	$2,786.8
Andrew J. Shilling	4	$1,194.5	7	$1,087.5	39(28)	$4,842.2
Simon H. Thomas	2	$178.9	10	$246.4	6	$253.4

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Capital Appreciation HLS Fund, Small Company HLS Fund and Growth Opportunities HLS Fund). Assets under management in those Funds total approximately $7,282.6 million, $494.5 million and $875.8 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Global Advisers HLS Fund, Global Growth HLS Fund and International Growth HLS Fund). Assets under management in those Funds total approximately $221.7 million, $526.6 million and $392.9 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Disciplined Equity HLS Fund and SmallCap Growth HLS Fund). Assets under management in those Funds total approximately $1,033 million and $406.2 million, respectively.

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(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Capital Appreciation HLS Fund and International Opportunities HLS Fund). Assets under management in those Funds total approximately $7,282.6 million and $1,211.1 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Value HLS Fund and Equity Income HLS Fund). Assets under management in those Funds total approximately $280.3 million and $274 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Capital Appreciation HLS Fund, Stock HLS Fund and Advisers HLS Fund). Assets under management in those Funds total approximately $7,282.6 million, $2,097.9 million and $3,949.7 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Advisers HLS Fund and Stock HLS Fund). Assets under management in those Funds total approximately $3,949.7 million and $2,097.9 million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (MidCap Value HLS Fund and Value Opportunities HLS Fund). Assets under management in those Funds total approximately $431 million and $248.2 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford HLS Fund (Capital Appreciation HLS Fund and Value Opportunities HLS Fund). Assets under management in those Funds total approximately $7,282.6 million and $248.2 million, respectively.

(1) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $81 million.

(2) The advisory fee for 4 of these pooled accounts and 1 of these other accounts is based upon performance. Assets under management in those pooled accounts and that other account total approximately $312.7 million and $81 million, respectively.

(3) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $115.2 million.
(4) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $232.8 million.

(5) The advisory fee for 2 of these registered investment company accounts and 2 of these other accounts is based upon performance. Assets under management in those registered investment company accounts and that other account total approximately $24,251.6 million and $401.6 million, respectively.

(6) The advisory fee for 4 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $285.5 million.
(7) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $94.9 million.

(8) The advisory fee for 1 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in that pooled account and those other accounts total approximately $10.4 million and $559.6 million, respectively.

(9) The advisory fee for 3 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in those pooled accounts and those other accounts total approximately $30.9 million and $3.7 million, respectively.

(10) The advisory fee for 4 of these other accounts is based upon performance. Assets under management in those accounts total approximately $18.3 million.
(11) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $107.8 million.
(12) The advisory fee for 3 of these other accounts is based upon performance. Assets under management in those accounts total approximately $422.8 million.
(13) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $825.2 million.

(14) The advisory fee for 4 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and those other accounts total approximately $45.6 million and $72 million, respectively.

(15) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $445.3 million.

(16) The advisory fee for 7 of these pooled accounts and 1 of these other accounts is based upon performance. Assets under management in those pooled accounts and that other account total approximately $993.7 million and $10.1 million, respectively.

(17) The advisory fee for 1 of these registered investment company accounts and 3 of these other accounts is based upon performance. Assets under management in that registered investment company account and those other accounts total approximately $277.8 million and $237.6 million, respectively.

(18) The advisory fee for 4 of these pooled accounts and 15 of these other accounts is based upon performance. Assets under management in those pooled accounts and those other accounts total approximately $145.2 million and $1,079.6 million, respectively.

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(19) The advisory fee for all of these other accounts is based upon performance.
(20) The advisory fee for 3 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $22,428.6 million.
(21) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $90.3 million.
(22) The advisory fee for this other account is based upon performance.
(23) The advisory fee for 1 of these registered investment company accounts is based upon performance. Assets under management in that account total approximately $2,260.2 million.

(24) The advisory fee for 4 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and those other accounts total approximately $49.4 million and $80.5 million, respectively.

(25) The advisory fee for 1 of these registered investment company accounts and 2 of these other accounts is based upon performance. Assets under management in that registered investment company account and those other accounts total approximately $7,021.1 million and $44.2 million, respectively.

(26) The advisory fee for 5 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $361.1 million.
(27) The advisory fee for 3 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $6,698.8 million.
(28) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $61.7 million.

Conflicts of Interest between the HLS Funds Sub-advised by Wellington Management’s Portfolio Managers and Other Accounts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each HLS Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of that HLS Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant HLS Fund. The Investment Professionals make investment decisions for each account, including the relevant HLS Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant HLS Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant HLS Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant HLS Fund, or make investment decisions that are similar to those made for the relevant HLS Fund, both of which have the potential to adversely impact the relevant HLS Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant HLS Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant HLS Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the HLS Funds. Messrs. Angeli, Carmen, Deresiewicz, Mayer and Pannell, and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of

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Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management’s Portfolio Managers

Wellington Management receives a fee based on the assets under management of each HLS Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HL Advisors on behalf of each HLS Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each HLS Fund. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the HLS Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each eligible Investment Professional’s incentive payment relating to the relevant HLS Fund is linked to the gross pre-tax performance of the portion of the HLS Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to the other Investment Professionals, which are not listed below, is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington applies similar incentive structures to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following individuals are partners of the firm:

Steven C. Angeli	Steven T. Irons
Jean-Marc Berteaux	John C. Keogh
Francis J. Boggan	Mark D. Mandel
John A. Boselli	Paul E. Marrkand
Edward P. Bousa	Kirk J. Mayer
Michael T. Carmen	James N. Mordy
Nicolas M. Choumenkovitch	Stephen Mortimer
Cheryl M. Duckworth	Andrew S. Offit
Robert L. Evans	Saul J. Pannell
David R. Fassnacht	Phillip H. Perelmuter
Ann C. Gallo	W. Michael Reckmeyer, III
Karen H. Grimes	James A. Rullo
Peter I. Higgins	Andrew J. Shilling
Jean M. Hynes

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period[1]
Advisers HLS Fund[2]	S&P 500 Index
Lipper EQ MF Large Cap Core (Gross) Average

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Capital Appreciation HLS Fund[3]

Russell 2500 Growth (Abularach)

Russell 3000 Value (Palmer)

Russell 3000 (Higgins, Pannell)

MSCI World (Choumenkovitch)

Russell 1000 (Kripke)

Russell 1000 Growth (Marrkand)

Lipper EQ MF Average: Multi-Cap Core (All except Pannell)

Gross Lipper Multi Cap Core Index (Pannell)

Disciplined Equity HLS Fund	S&P 500 Index

Dividend and Growth HLS Fund	S&P 500 Index
Lipper EQ MF Equity Income (Gross) Average

Equity Income HLS Fund	Russell 1000 Value Index
Lipper EQ MF Equity Income Average[4]

Fundamental Growth HLS Fund	Russell 1000 Growth Index
Lipper EQ MF Large Cap Growth (Gross) Average

Global Advisers HLS Fund	MSCI World Growth Index (Berteaux, Hudson, Offit)
Lipper EQ MF Global Large-Cap Growth (Gross) Average (Berteaux, Hudson, Offit)
Barclays Global Aggregate Hedged US (Evans)

Global Equity HLS Fund[5]	MSCI All Country World Lipper EQ MF Global Multi Cap Core (Gross) Average

Global Growth HLS Fund	MSCI World Growth Index
Lipper EQ MF Global Large Cap Growth (Gross) Average

Global Health HLS Fund	S&P North American Health Care Sector Index
Lipper EQ MF Health & Biotechnology (Gross) Average

Growth HLS Fund	Russell 1000 Growth Index
Lipper EQ MF Large Cap Growth Average

Growth Opportunities HLS Fund	Russell 3000 Growth Index
Lipper EQ MF Multi Cap Growth (Gross) Average

International Growth HLS Fund	MSCI International EAFE Growth Index
Lipper EQ MF International Multi-Cap Growth (Gross) Average

International Opportunities HLS Fund	MSCI AC World ex US Index
Lipper EQ MF International Large Cap Core (Gross) Average

International Small Company HLS Fund	S&P EPAC SmallCap less than USD $10 billion[6]

MidCap HLS Fund	S&P MidCap 400 Index
Lipper EQ MF Mid Cap Core (Gross) Average

MidCap Value HLS Fund	Russell 2500 Value Index
Lipper EQ MF Mid Cap Value (Gross) Average

Small Company HLS Fund	Russell 2000 Growth Index

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Lipper EQ MF Small Cap Growth (Gross) Average

SmallCap Growth HLS Fund	Russell 2000 Growth Index

Stock HLS Fund	S&P 500 Index
Lipper EQ MF Large Cap Core (Gross) Average

Value HLS Fund	Russell 1000 Value Index
Lipper EQ MF Large Cap Value (Gross) Average

Value Opportunities HLS Fund[7]	Russell 3000 Value Index
Lipper EQ MF Multi-Cap Value (Gross) Average

[1]	For HLS Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

[2]	Applies to Higgins and Irons only.

[3]

Prior to January 1, 2007, the benchmark/peer groups allocations for Mr. Pannell were weighted equally. Prior to January 1, 2008, the benchmark/peer groups allocations were weighted 60%/40%, respectively, for this fund. The benchmark/peer groups allocations are weighted 80%/20%, respectively, for this fund.

[4]	Prior to January 1, 2008, the peer group was the Lipper VP Average Equity Income Funds UF.

[5]	The benchmark/peer groups are weighted 80%/20%, respectively, for this fund.

[6]	Prior to January 1, 2008, the Fund did not have an incentive benchmark tied to compensation.

[7]	Prior to January 1, 2008, the incentive allocation was tied only to the Russell 3000 Value Index.

Equity Securities Beneficially Owned by Wellington Management’s Portfolio Managers

The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in the HLS Funds they sub-advise are as follows as of December 31, 2008:

Portfolio Manager	HLS Fund(s) Sub-advised	Dollar Range of Equity Securities Beneficially Owned
Mario E. Abularach	Capital Appreciation HLS Fund Growth Opportunities HLS Fund Small Company HLS Fund	None None None
Steven C. Angeli	Small Company HLS Fund	None
Jean-Marc Berteaux	Global Advisers HLS Fund Global Growth HLS Fund International Growth HLS Fund	None None None
Francis J. Boggan	Fundamental Growth HLS Fund	None
John A. Boselli	Growth HLS Fund	None
Edward P. Bousa	Dividend and Growth HLS Fund	None

Michael T. Carmen	Growth Opportunities HLS Fund	$100,001-$500,000
Mammen Chally	Disciplined Equity HLS Fund SmallCap Growth HLS Fund	None None
Nicolas M. Choumenkovitch	Capital Appreciation HLS Fund International Opportunities HLS Fund	None None

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Robert L. Deresiewicz	Global Health HLS Fund	None
Cheryl M. Duckworth	Global Equity HLS Fund	$10,001-$50,000
David J. Elliott	SmallCap Growth HLS Fund	None
Robert L. Evans	Global Advisers HLS Fund	None
David R. Fassnacht	Value Opportunities HLS Fund	None
Ann C. Gallo	Global Health HLS Fund	None
Christopher L. Gootkind	Advisers HLS Fund	None
Evan S. Grace	Global Advisers HLS Fund	None
Karen H. Grimes	Equity Income HLS Fund Value HLS Fund	None None
Peter I. Higgins	Advisers HLS Fund Capital Appreciation HLS Fund Stock HLS Fund	None None None
Matthew D. Hudson	Global Advisers HLS Fund Global Growth HLS Fund International Growth HLS Fund	None None None
Jean M. Hynes	Global Health HLS Fund	None
Steven T. Irons	Advisers HLS Fund Stock HLS Fund	None None
John C. Keogh	Advisers HLS Fund	None
Jeffrey L. Kripke	Capital Appreciation HLS Fund	None
Ian R. Link	Equity Income HLS Fund Value HLS Fund	None None
Daniel Maguire	International Small Company HLS Fund	None
Mark D. Mandel	Global Equity HLS Fund	None
Paul E. Marrkand	Capital Appreciation HLS Fund	None
Kirk J. Mayer	Global Health HLS Fund	None
James N. Mordy	MidCap Value HLS Fund Value Opportunities HLS Fund	None None
Stephen Mortimer	Small Company HLS Fund	None
Andrew S. Offit	Global Advisers HLS Fund Global Growth HLS Fund International Growth HLS Fund	None None None

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David W. Palmer	Capital Appreciation HLS Fund Value Opportunities HLS Fund	None None
Saul J. Pannell	Capital Appreciation HLS Fund	$100,001-$500,000
Philip H. Perelmuter	MidCap HLS Fund	None
W. Michael Reckmeyer, III	Equity Income HLS Fund Value HLS Fund	None None
James A. Rullo	Disciplined Equity HLS Fund	None
Andrew J. Shilling	Growth HLS Fund	None
Simon H. Thomas	International Small Company HLS Fund	None

Other Accounts Managed by Kayne Anderson Rudnick Investment Management, LLC

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of December 31, 2008:

SmallCap Value HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)

Craig Stone	4	$117.0	0	0	5,603	$586.2

Robert A. Schwarzkopf	6	$164.6	0	$0	11,351	$1,876.7

Julie Kutasov	4	$117.0	0	0	5,603	$586.2

Conflicts of Interest between the HLS Fund Sub-advised by KAR and Other Accounts

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit the Fund or such other accounts. There are no material conflicts of interest between the investment strategies of the Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products.  Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process.  Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

Compensation of KAR’s Portfolio Managers

Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and Fund investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including, but not limited to, this

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Fund, and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Following is a more detailed description of the compensation structure of the portfolio’s managers.

Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual’s experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager’s participation is based on the performance of each fund overseen and is weighted roughly by total assets in each of those funds.

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager’s investment area.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

Long-Term Incentive Bonus. KAR investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Phoenix Restricted Stock Units with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative Fund performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, 401(k), health, and other employee benefit plans.

Equity Securities Beneficially Owned by KAR’s Portfolio Managers

The dollar range of equity securities beneficially owned by the KAR portfolio managers in the HLS Fund they sub-advise are as follows as of December 31, 2008:

Portfolio Manager	HLS Fund Sub-advised	Dollar Range of Equity Securities Beneficially Owned

Craig Stone	SmallCap Value HLS Fund	None

Robert A. Schwarzkopf	SmallCap Value HLS Fund	None

Julie Kutasov	SmallCap Value HLS Fund	None

Other Accounts Managed by Metropolitan West Capital Management, LLC

The portion of the fund allocated to MetWest Capital is managed by and investment team led by Samir Sikka.

The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of December 31, 2008:

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SmallCap Value HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ mil)	Pooled Accounts	AUM ($ mil)	Other Accounts	AUM ($ mil)
Samir Sikka	4	$269.2	3	$50.0	8	$41.1

Conflicts of Interest between the HLS Fund Sub-advised by MetWest Capital and Other Accounts

MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client’s requirements.

While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client’s restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client’s investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client’s account.

In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital’s President and its Chief Investment Officer, both of whom are owners of the firm.

Compensation of MetWest Capital’s Portfolio Manager

MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary. While Wells Fargo & Company (“Wells Fargo”) holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark and small cap value peer group. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce the long-term focus, relative performance is measured over three- and five-year periods. Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Equity Securities Beneficially Owned by the MetWest Capital’s Portfolio Manager

As of December 31, 2008, the portfolio manager did not own any shares of the SmallCap Value HLS Fund.

Other Accounts Managed by SSgA FM

The portion of SmallCap Value HLS Fund that is managed by SSgA FM is managed by the Enhanced Equity Team, with portfolio managers Chuck Martin and William DeRoche having day-to-day management responsibility.

The following table lists the number and types of other accounts managed by the Enhanced Equity Team portfolio managers and assets under management in those accounts as of December 31, 2008:

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SmallCap Value HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($ bil)	Pooled Accounts	AUM ($ bil)	Other Accounts	AUM ($ bil)
Chuck Martin*	5	$0.30	31[1]	$11.99	41[1]	$12.01

William H. DeRoches*	5	$0.30	31[1]	$11.99	41[1]	$12.01

1 The advisory fee for 13 of these pooled accounts and 12 of these other accounts is based upon performance. Assets under management in those pooled accounts and those other accounts total $6.27 billion and $5.14 billion, respectively.

* Please note that the enhanced assets are managed on a team basis. This table refers to accounts of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interest between the HLS Fund Sub-advised by SSgA FM and Other Accounts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

Compensation of SSgA FM’s Portfolio Managers

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

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Equity Securities Beneficially Owned by SSgA FM’s Portfolio Managers

The dollar range of equity securities beneficially owned by the SSgA FM portfolio managers in the HLS Fund they sub-advise are as follows as of December 31, 2008:

Portfolio Manager	HLS Fund Sub-advised	Dollar Range of Equity Securities Beneficially Owned
Chuck Martin	SmallCap Value HLS Fund	None

William H. DeRoche	SmallCap Value HLS Fund	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company’s board of directors and HL Advisors, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. HL Advisors may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.

The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may affect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market HLS Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market HLS Fund for such purchases or sales.

While the sub-advisers seek to obtain the most favorable net results in effecting transactions in an HLS Fund’s portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause an HLS Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by an HLS Fund is not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising several of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds.

To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund, then, as authorized by the applicable Company’s board of directors, available securities may be allocated to the HLS Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Likewise, if accounts managed by multiple sub-advisers are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

Accounts managed by the sub-advisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by a sub-adviser for one or more clients when one or more clients are selling the same security.

Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining

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access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting trade.

For the last three fiscal years, the HLS Funds paid the following brokerage commissions:

HLS Fund Name	2008	2007	2006
Advisers HLS Fund	$6,963,913	$9,778,725	$11,416,312
Capital Appreciation HLS Fund	$25,173,213	$25,607,236	$21,172,700
Disciplined Equity HLS Fund	$962,801	$1,143,102	$1,266,695
Dividend and Growth HLS Fund	$3,953,316	$2,832,888	$2,899,972
Equity Income HLS Fund	$282,841	$155,985	$193,218
Fundamental Growth HLS Fund	$80,358	$94,899	$137,280
Global Advisers HLS Fund	$379,535	$459,867	$677,011
Global Equity HLS*	$169,085	--	--
Global Growth HLS Fund	$1,459,552	$1,959,975	$3,257,700
Global Health HLS Fund	$381,271	$323,261	$371,323
Growth HLS Fund	$541,742	$706,120	$716,351
Growth Opportunities HLS Fund	$3,081,161	$2,782,549	$3,586,958
High Yield HLS Fund	$8,693	$11,731	$7,621
Index HLS Fund	$77,116	$72,951	$84,368
International Growth HLS Fund	$6,437,338	$5,721,642	$3,250,845
International Opportunities HLS Fund	$6,122,486	$6,341,094	$5,142,304
International Small Company HLS Fund	$869,167	$1,200,400	$968,483
LargeCap Growth HLS Fund	$112,695	$162,677	$136,375
MidCap HLS Fund	$4,279,255	$3,855,216	$4,739,717
MidCap Growth HLS Fund	$84,006	$91,641	$239,345
MidCap Value HLS Fund	$944,505	$1,321,729	$1,039,324
Small Company HLS Fund	$4,369,292	$3,889,889	$5,340,781
SmallCap Growth HLS Fund	$1,580,033	$2,465,584	$2,236,071
SmallCap Value HLS Fund	$98,603	$114,881	$153,403
Stock HLS Fund	$5,921,952	$8,900,073	$10,123,804
Total Return Bond HLS Fund	$519,220	$515,669	$80,779
U.S. Government Securities HLS Fund	$664,886	$123,585	$10,439
Value HLS Fund	$342,997	$229,250	$270,237
Value Opportunities HLS Fund	$635,768	$783,424	$542,990

* Global Equity HLS Fund commenced operations January 31, 2008.

Money Market HLS Fund did not pay any brokerage commissions during the last three fiscal years.

In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2008.

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HLS Fund Name	Commissions Paid to Firms Selected in Recognition of Research Services*	Total Amount of Transactions to Firms Selected in Recognition of Research Services
Advisers HLS Fund	$263,682	$301,197,393
Capital Appreciation HLS Fund	$948,817	$1,234,964,906
Disciplined Equity HLS Fund	$35,964	$91,124,111
Dividend and Growth HLS Fund	$156,024	$214,617,173
Equity Income HLS Fund	$11,261	$15,404,438
Fundamental Growth HLS Fund	$3,537	$12,618,996
Global Advisers HLS Fund	$12,945	$14,703,475
Global Equity HLS Fund	$7,452	$14,667,792
Global Growth HLS Fund	$65,423	$70,255,352
Global Health HLS Fund	$13,047	$16,719,993
Growth HLS Fund	$20,233	$35,381,402
Growth Opportunities HLS Fund	$123,096	$166,864,636
International Growth HLS Fund	$269,903	$268,676,663
International Opportunities HLS Fund	$284,396	$297,759,652
International Small Company HLS Fund	$31,466	$27,179,680
MidCap HLS Fund	$159,354	$18,234,439
MidCap Value HLS Fund	$29,720	$30,882,437
Small Company HLS Fund	$110,403	$112,135,955
SmallCap Growth HLS Fund	$43,256	$47,163,411
Stock HLS Fund	$222,091	$242,107,772
Value HLS Fund	$13,103	$18,034,209
Value Opportunities HLS Fund	$18,618	$20,039,980

* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that broker. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firm. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the HLS Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2008 and the value of each HLS Fund’s aggregate holdings of each such issuer as of December 31, 2008.

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (thousands)

Advisers HLS Fund	Banc of America Securities LLC	$62,675
	Citigroup Global Markets, Inc.	$37,382
	Countrywide Securities Corp.	$1,636
	Credit Suisse Capital LLC	$13,924
	Deutsche Bank Securities, Inc.	$9,871
	Goldman Sachs & Co.	$68,755
	HSBC Securities, Inc.	$11,871
	JP Morgan Securities, Inc.	$109,737
	Merrill Lynch Pierce Fenner & Smith	$16,539
	Morgan Stanley & Co., Inc.	$11,191
	Prudential Securities, Inc.	$9,086
	UBS Securities LLC	$28,899
	Wachovia Securities LLC	$9,315
	Wells Fargo & Co.	$116,550

Capital Appreciation HLS Fund	Banc of America Securities LLC	$113,459
	Citigroup Global Markets, Inc.	$57,589

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	Credit Suisse Capital LLC	$1,047
	Deutsche Bank Securities, Inc.	$23,041
	Goldman Sachs & Co.	$156,515
	HSBC Securities, Inc.	$10,221
	JP Morgan Securities, Inc.	$40,692
	Julius Baer Securities Inc.	$72,104
	Morgan Stanley & Co., Inc.	$68,297
	State Street Global Markets LLC	$9,729
	U.S. Bancorp Investments, Inc.	$2,521
	UBS Securities LLC	$65,859
	Wells Fargo & Co.	$59,236

Disciplined Equity HLS Fund	Banc of America Securities LLC	$5,888
	Credit Suisse Capital LLC	$258
	Deutsche Bank Securities, Inc.	$5,680
	JP Morgan Securities, Inc.	$13,142
	Morgan Stanley & Co., Inc.	$6,094
	UBS Securities LLC	$710
	Wells Fargo & Co.	$18,658

Dividend and Growth HLS Fund	Banc of America Securities LLC	$65,275
	Credit Suisse Capital LLC	$735
	Deutsche Bank Securities, Inc.	$16,167
	Goldman Sachs & Co.	$15,173
	JP Morgan Securities, Inc.	$65,622
	Morgan Stanley & Co., Inc.	$24,811
	State Street Global Markets LLC	$57,375
	U.S. Bancorp Investments, Inc.	$17,900
	UBS Securities LLC	$42,466
	Wells Fargo & Co.	$52,651

Equity Income HLS Fund	Banc of America Securities LLC	$7,024
	Credit Suisse Capital LLC	$87
	Deutsche Bank Securities, Inc.	$1,919
	JP Morgan Securities, Inc.	$10,831
	U.S. Bancorp Investments, Inc.	$5,537
	UBS Securities LLC	$240
	Wells Fargo & Co.	$9,908

Fundamental Growth HLS Fund	Banc of America Securities LLC	$318
	Credit Suisse Capital LLC	$14
	Deutsche Bank Securities, Inc.	$307
	JP Morgan Securities, Inc.	$982
	UBS Securities LLC	$38

Global Advisers HLS Fund	Banc of America Securities LLC	$1,119
	Credit Suisse Capital LLC	$832
	Deutsche Bank Securities, Inc.	$450
	Goldman Sachs & Co.	$2,059
	HSBC Securities, Inc.	$361
	JP Morgan Securities, Inc.	$3,519
	Julius Baer Securities Inc.	$1,932
	Morgan Stanley & Co., Inc.	$573
	Prudential Securities, Inc.	$498

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	UBS Securities LLC	$56
	Wachovia Securities LLC	$438
	Wells Fargo & Co.	$1,760

Global Equity HLS Fund	Banc of America Securities LLC	$618
	BNP Paribas Securities Corp.	$135
	Citigroup Global Markets, Inc.	$110
	Credit Suisse Capital LLC	$22
	Deutsche Bank Securities, Inc.	$472
	Goldman Sachs & Co.	$493
	JP Morgan Securities, Inc.	$640
	Julius Baer Securities Inc.	$612
	UBS Securities LLC	$290
	Wells Fargo & Co.	$537

Global Growth HLS Fund	Banc of America Securities LLC	$3,865
	Credit Suisse Capital LLC	$170
	Deutsche Bank Securities, Inc.	$3,729
	Goldman Sachs & Co.	$8,211
	JP Morgan Securities, Inc.	$11,612
	Julius Baer Securities Inc.	$8,137
	UBS Securities LLC	$466
	Wells Fargo & Co.	$7,673

Global Health HLS Fund	Banc of America Securities LLC	$1,405
	Credit Suisse Capital LLC	$62
	Deutsche Bank Securities, Inc.	$1,356
	JP Morgan Securities, Inc.	$1,248
	UBS Securities LLC	$169

Growth HLS Fund	Banc of America Securities LLC	$1,162
	Credit Suisse Capital LLC	$51
	Deutsche Bank Securities, Inc.	$1,121
	Goldman Sachs & Co.	$5,581
	JP Morgan Securities, Inc.	$1,031
	UBS Securities LLC	$140
	Wells Fargo & Co.	$4,296

Growth Opportunities HLS Fund	Banc of America Securities LLC	$13,671
	Credit Suisse Capital LLC	$424
	Deutsche Bank Securities, Inc.	$9,330
	Goldman Sachs & Co.	$10,557
	JP Morgan Securities, Inc.	$14,141
	State Street Global Markets LLC	$9,164
	UBS Securities LLC	$1,166
	Wells Fargo & Co.	$11,008

High Yield HLS Fund	Banc of America Securities LLC	$1,798
	BNP Paribas Securities Corp.	$9,650
	Citigroup Global Markets, Inc.	$1,453
	Goldman Sachs & Co.	$2,595
	JP Morgan Securities, Inc.	$11,970
	RBS Greenwich Capital Markets	$6,397
	UBS Securities LLC	$1,488

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	Wells Fargo & Co.	$10,000

Index HLS Fund	Banc of America Securities LLC	$7,474
	BNP Paribas Securities Corp.	$8,411
	Citigroup Global Markets, Inc.	$3,868
	Goldman Sachs & Co.	$3,949
	JP Morgan Securities, Inc.	$12,451
	Merrill Lynch Pierce Fenner & Smith	$1,972
	Morgan Stanley & Co., Inc.	$1,803
	RBS Greenwich Capital Markets	$5,576
	State Street Global Markets LLC	$1,796
	U.S. Bancorp Investments, Inc.	$4,642
	UBS Securities LLC	$1,297
	Wachovia Securities LLC	$1,267
	Wells Fargo & Co.	$11,820

International Growth HLS Fund	Banc of America Securities LLC	$1,992
	Credit Suisse Capital LLC	$87
	Deutsche Bank Securities, Inc.	$1,921
	JP Morgan Securities, Inc.	$1,768
	Julius Baer Securities Inc.	$5,999
	UBS Securities LLC	$7,583

International Opportunities HLS Fund	Banc of America Securities LLC	$24,620
	Credit Suisse Capital LLC	$1,080
	Deutsche Bank Securities, Inc.	$23,753
	HSBC Securities, Inc.	$22,841
	JP Morgan Securities, Inc.	$21,863
	Julius Baer Securities Inc.	$16,035
	UBS Securities LLC	$32,738

International Small Company HLS Fund	Julius Baer Securities Inc.	$1,326

LargeCap Growth HLS Fund	BNP Paribas Securities Corp.	$649
	RBS Greenwich Capital Markets	$431
	UBS Securities LLC	$100

MidCap HLS Fund	Banc of America Securities LLC	$20,994
	Credit Suisse Capital LLC	$921
	Deutsche Bank Securities, Inc.	$20,255
	JP Morgan Securities, Inc.	$18,644
	State Street Global Markets LLC	$15,795
	UBS Securities LLC	$2,532

MidCap Growth HLS Fund	BNP Paribas Securities Corp.	$457
	RBS Greenwich Capital Markets	$303
	UBS Securities LLC	$70

MidCap Value HLS Fund	Banc of America Securities LLC	$1,327
	Credit Suisse Capital LLC	$58
	Deutsche Bank Securities, Inc.	$1,280
	JP Morgan Securities, Inc.	$1,178
	UBS Securities LLC	$160

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Money Market HLS Fund	Banc of America Securities LLC	$21,487
	BNP Paribas Securities Corp.	$223,464
	Citigroup Global Markets, Inc.	$105,466
	JP Morgan Securities, Inc.	$182,464
	RBS Greenwich Capital Markets	$139,272
	State Street Global Markets LLC	$111,495
	UBS Securities LLC	$26,400
	Wachovia Securities LLC	$34,000
	Wells Fargo & Co.	$126,000

Small Company HLS Fund	Banc of America Securities LLC	$3,722
	BNP Paribas Securities Corp.	$9,508
	Credit Suisse Capital LLC	$163
	Deutsche Bank Securities, Inc.	$3,591
	JP Morgan Securities, Inc.	$3,305
	RBS Greenwich Capital Markets	$6,303
	UBS Securities LLC	$1,915

SmallCap Growth HLS Fund	Banc of America Securities LLC	$3,124
	BNP Paribas Securities Corp.	$585
	Credit Suisse Capital LLC	$137
	Deutsche Bank Securities, Inc.	$3,015
	JP Morgan Securities, Inc.	$2,775
	RBS Greenwich Capital Markets	$387
	UBS Securities LLC	$467

SmallCap Value HLS Fund	State Street Global Markets LLC	$2,411

Stock HLS Fund	Banc of America Securities LLC	$41,965
	Citigroup Global Markets, Inc.	$9,818
	Credit Suisse Capital LLC	$117
	Deutsche Bank Securities, Inc.	$2,570
	Goldman Sachs & Co.	$39,646
	JP Morgan Securities, Inc.	$70,990
	UBS Securities LLC	$22,400
	Wells Fargo & Co.	$71,235

Total Return Bond HLS Fund	Banc of America Securities LLC	$25,870
	BNP Paribas Securities Corp.	$11,137
	Citigroup Global Markets, Inc.	$72,227
	Countrywide Securities Corp.	$26,692
	Credit Suisse Capital LLC	$7,407
	Deutsche Bank Securities, Inc.	$7,981
	Goldman Sachs & Co.	$8,471
	JP Morgan Securities, Inc.	$151,073
	Lehman Brothers, Inc.	$11,448
	Merrill Lynch Pierce Fenner & Smith	$929
	Morgan Stanley & Co., Inc.	$14,165
	Prudential Securities, Inc.	$21,615
	RBS Greenwich Capital Markets	$33,738
	State Street Global Markets LLC	$5,743
	U.S. Bancorp Investments, Inc.	$5,511
	UBS Securities LLC	$1,717
	Wachovia Securities LLC	$10,759

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	Wells Fargo & Co.	$68,707

U.S. Government Securities HLS Fund	Banc of America Securities LLC	$18,796
	BNP Paribas Securities Corp.	$278
	Citigroup Global Markets, Inc.	$7,702
	Countrywide Securities Corp,	$15,211
	Credit Suisse Capital LLC	$10,277
	Deutsche Bank Securities, Inc.	$12,884
	JP Morgan Securities, Inc.	$2,449
	Lehman Brothers, Inc.	$7,812
	Merrill Lynch Pierce Fenner & Smith	$12,740
	Morgan Stanley & Co., Inc.	$5,401
	RBS Greenwich Capital Markets	$12,493
	UBS Securities LLC	$43
	Wachovia Securities LLC	$8,198

Value HLS Fund	Banc of America Securities LLC	$5,098
	Citigroup Global Markets, Inc.	$674
	Credit Suisse Capital LLC	$56
	Deutsche Bank Securities, Inc.	$1,243
	Goldman Sachs & Co.	$5,123
	JP Morgan Securities, Inc.	$10,538
	U.S. Bancorp Investments, Inc.	$3,059
	UBS Securities LLC	$155
	Wells Fargo & Co.	$9,342

Value Opportunities HLS Fund	Banc of America Securities LLC	$5,607
	Citigroup Global Markets, Inc.	$52
	Credit Suisse Capital LLC	$52
	Deutsche Bank Securities, Inc.	$1,139
	Goldman Sachs & Co.	$1,241
	JP Morgan Securities, Inc.	$4,207
	UBS Securities LLC	$1,700

HLS FUND EXPENSES

Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting (Hartford HLS Funds), auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund’s shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to HLS Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund’s shareholders, expenses related to distribution activities as provided under an HLS Fund’s Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds’ operations and interest.

HLS FUND ADMINISTRATION

An Administrative Services Agreement between each Hartford HLS Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Hartford HLS Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Hartford HLS Funds. Hartford Life has also agreed to arrange for the provision of additional

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services necessary for the proper operation of the Hartford HLS Funds, although the Hartford HLS Funds pay for these services directly. As compensation for the services to be performed by Hartford Life, each Hartford HLS Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee at the annual rate of 0.20% of the average daily net assets of the Hartford HLS Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate. Hartford Life also provides administrative services to the Hartford HLS II Funds. The management fee paid by the Hartford HLS II Funds to HL Advisors covers, in addition to investment advisory services, certain administrative services, which are provided by Hartford Life.

For the last three fiscal years, each HLS Fund, except for Global Equity HLS Fund, Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, paid the following administrative fees to Hartford Life:

HLS Fund Name	2008	2007	2006
Advisers HLS Fund	$11,496,875	$16,074,442	$17,669,139
Capital Appreciation HLS Fund	$23,228,306	$29,821,120	$28,411,392
Disciplined Equity HLS Fund	$2,948,505	$3,807,255	$3,092,817
Dividend and Growth HLS Fund	$11,998,224	$14,996,961	$13,488,990
Equity Income HLS Fund	$730,942	$976,312	$741,534
Fundamental Growth HLS Fund	$169,679	$172,739	$170,699
Global Advisers HLS Fund	$645,632	$740,181	$771,074
Global Equity HLS Fund*	$90,685	--	--
Global Growth HLS Fund	$1,872,504	$2,511,663	$2,430,648
Global Health HLS Fund	$638,060	$857,336	$859,974
Growth HLS Fund	$867,300	$1,111,420	$1,132,789
High Yield HLS Fund	$1,148,910	$1,478,814	$1,424,030
Index HLS Fund	$2,542,120	$3,623,013	$3,770,203
International Growth HLS Fund	$1,542,979	$1,972,503	$1,466,670
International Opportunities HLS Fund	$3,703,119	$4,307,554	$3,507,004
International Small Company HLS Fund	$589,797	$909,415	$696,916
MidCap HLS Fund	$4,932,597	$6,183,805	$5,754,148
MidCap Value HLS Fund	$1,330,355	$2,180,859	$2,202,228
Money Market HLS Fund	$7,895,962	$4,537,514	$3,535,339
Small Company HLS Fund	$2,717,766	$3,172,054	$2,691,689
Stock HLS Fund	$6,750,312	$10,120,331	$10,607,724
Total Return Bond HLS Fund	$8,687,800	$8,612,691	$7,811,391
Value HLS Fund	$776,249	$890,543	$721,493

* Global Equity HLS commenced operation on January 31, 2008.

Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the HLS Funds, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds’ prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable HLS Funds and all classes thereof; preparation of various reports; and such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.

With respect to the Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Hartford HLS Funds, and Hartford Life dated January 3, 2000, as amended July 23, 2001. For the period January 1, 2006 to December 31, 2007, Hartford Life received monthly compensation of 0.015% of each Hartford HLS Fund’s average daily net assets. Effective January 1, 2008 in consider.ation of services rendered and expenses assumed pursuant to this agreement, the Hartford HLS Funds pay Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below

Capital Appreciation HLS Fund, Global Advisors HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.016%
Amount Over $10 billion	0.014%

Advisers HLS Fund, Global Equity HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund
Average Daily Net Assets	Annual Fee

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First $5 billion	0.016%
Next $5 billion	0.014%
Amount Over $10 billion	0.012%

Dividend and Growth HLS Fund and Global Growth HLS Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Disciplined Equity HLS Fund, MidCap HLS Fund and Small Company HLS Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

Equity Income HLS Fund, Fundamental Growth HLS Fund, Global Health HLS Fund, Growth HLS Fund, Index HLS Fund, MidCap Value HLS Fund, Money Market HLS Fund, Stock HLS Fund and Value HLS Fund
Average Daily Net Assets	Annual Fee
All Assets	0.010%

With respect to the Hartford HLS II Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the Hartford HLS II Funds, Hartford Life and HL Advisors dated May 1, 2002.

The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

	2008	2007	2006
Advisers HLS Fund	$899,994	$1,205,693	$1,325,306
Capital Appreciation HLS Fund	$1,912,878	$2,236,788	$2,131,049
Disciplined Equity HLS Fund	$176,926	$285,570	$231,982
Dividend and Growth HLS Fund	$816,561	$1,124,875	$1,011,767
Equity Income HLS Fund	$36,544	$73,230	$55,620
Fundamental Growth HLS Fund	$8,483	$12,957	$12,804
Global Advisers HLS Fund	$58,106	$55,519	$57,836
Global Equity HLS Fund*	$7,255	--	--
Global Growth HLS Fund	$131,070	$188,392	$182,315
Global Health HLS Fund	$31,900	$64,306	$64,504
Growth HLS Fund	$43,361	$83,364	$84,967
High Yield HLS Fund	$103,401	$110,921	$106,812
Index HLS Fund	$127,094	$271,751	$282,791
International Growth HLS Fund	$123,449	$147,951	$110,010
International Opportunities HLS Fund	$296,277	$323,096	$263,049
International Small Company HLS Fund	$47,188	$68,212	$52,274
MidCap HLS Fund	$295,983	$463,828	$431,600
MidCap Value HLS Fund	$66,512	$163,579	$165,182
Money Market HLS Fund	$394,762	$340,345	$265,175
Small Company HLS Fund	$163,081	$237,926	$201,895
Stock HLS Fund	$337,485	$759,094	$795,652
Total Return Bond HLS Fund	$781,894	$646,011	$585,908
Value HLS Fund	$38,809	$66,797	$54,117

* Global Equity HLS commenced operation on January 31, 2008.

For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement between Hartford HLS Series Fund II, Inc., on behalf of the Hartford HLS II Funds, Hartford Life and HL Advisors.

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Through December 31, 2006, Hartford Life, an affiliate of HL Advisors, provided certain legal services to the HLS Funds. As of January 1, 2007, Hartford Life no longer provides these services. The compensation paid to Hartford Life for such services for the fiscal years ended December 31, 2007 and December 31, 2006 is as follows:

	2007	2006
Advisers HLS Fund	$7,765	$31,459
Capital Appreciation HLS Fund	$13,306	$50,468
Disciplined Equity HLS Fund	$1,636	$5,446
Dividend and Growth HLS Fund	$6,679	$23,856
Equity Income HLS Fund	$432	$1,301
Fundamental Growth HLS Fund	$76	$307
Global Advisers HLS Fund	$342	$1,368
Global Equity HLS Fund*	--	--
Global Growth HLS Fund	$1,129	$4,328
Global Health HLS Fund	$408	$1,531
Growth HLS Fund	$524	$1,996
Growth Opportunities HLS Fund	$1,200	$4,472
High Yield HLS Fund	$685	$2,529
Index HLS Fund	$1,731	$6,720
International Growth HLS Fund	$805	$2,593
International Opportunities HLS Fund	$1,810	$6,210
International Small Company HLS Fund	$384	$1,246
LargeCap Growth HLS Fund	$195	$582
MidCap HLS Fund	$2,678	$10,248
MidCap Growth HLS Fund	$49	$194
MidCap Value HLS Fund	$1,015	$3,930
Money Market HLS Fund	$1,731	$5,962
Small Company HLS Fund	$1,338	$4,824
SmallCap Growth HLS Fund	$936	$3,560
SmallCap Value HLS Fund	$93	$267
Stock HLS Fund	$4,825	$18,914
Total Return Bond HLS Fund	$3,794	$13,739
U.S. Government Securities HLS Fund	$943	$3,331
Value HLS Fund	$395	$1,273
Value Opportunities HLS Fund	$626	$2,109

* Global Equity HLS commenced operation on January 31, 2008.

DISTRIBUTION ARRANGEMENTS

Each HLS Fund’s shares are sold by Hartford Securities Distribution Company, Inc. (the “distributor”) on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans. Certain HLS Fund’s shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

Each Company, on behalf of its respective HLS Funds, has adopted a separate distribution plan (the “Plans”) for Class IB shares pursuant to appropriate resolutions of each HLS Fund’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the Financial Industry Regulatory Authority (“FINRA”) regarding asset based sales charges.

The distributor is authorized by the Companies to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds’ policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that HLS Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. The HLS Fund’s net asset value is determined in the manner described in the HLS Fund’s prospectuses.

Pursuant to the Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of each HLS Fund’s average daily net assets attributable

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to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund’s shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in Class IB shares of the HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the HLS Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.

In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by each HLS Fund’s board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.

The Plans were adopted by a majority vote of the respective HLS Fund’s board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the HLS Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the HLS Funds through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of each HLS Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2008, the Class IB Shares of the HLS Funds paid the 12b-1 fees listed below.

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HLS Fund Name	Class IB
Advisers HLS Fund	$2,053,915
Capital Appreciation HLS Fund	$5,491,763
Disciplined Equity HLS Fund	$633,945
Dividend and Growth HLS Fund	$2,884,594
Equity Income HLS Fund	$133,505
Fundamental Growth HLS Fund	$73,561
Global Advisers HLS Fund	$138,572
Global Equity HLS Fund	$34,007
Global Growth HLS Fund	$513,570
Global Health HLS Fund	$206,861
Growth HLS Fund	$331,777
Growth Opportunities HLS Fund	$500,900
High Yield HLS Fund	$443,850
Index HLS Fund	$516,471
International Growth HLS Fund	$541,786
International Opportunities HLS Fund	$753,591
International Small Company HLS Fund	$177,379
LargeCap Growth HLS Fund	$1,201
MidCap HLS Fund	$607,411
MidCap Growth HLS Fund	$6,975
MidCap Value HLS Fund	$515,004
Money Market HLS Fund	$1,575,364
Small Company HLS Fund	$648,157
SmallCap Growth HLS Fund	$446,480
SmallCap Value HLS Fund	$2,316
Stock HLS Fund	$1,187,813
Total Return Bond HLS Fund	$2,321,004
U.S. Government Securities HLS Fund	$763,306
Value HLS Fund	$240,719
Value Opportunities HLS Fund	$198,160

The entire amount of 12b-1 fees listed above was paid as compensation to the distributor, which remitted the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds’ shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of HLS Fund shares, see “Purchase and Redemption of Fund Shares” in the HLS Funds’ prospectuses.

SUSPENSION OF REDEMPTIONS

Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a US jurisdiction in which the fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the funds; your account balance falls to $1,000 or less and your fail to bring the

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account above the $1,000 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell fund shares; or closing the account is determined to be in the best interests of the fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of all classes of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds’ prospectuses. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange (the “Exchange”). Except for the Money Market HLS Fund, the HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each HLS Fund uses a fair value pricing service approved by that HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any HLS Fund could obtain the fair value assigned to a security if the HLS Fund were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that HLS Fund’s Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

The Money Market HLS Fund’s investments and investments of other funds that mature in 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium. The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity. In connection with its use of the amortized cost method, the Money Market HLS Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The amortized cost method of valuation permits the Money Market HLS Fund to maintain a stable $1.00 net asset value per share. The Board of Directors of the Hartford Series Fund, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. See below for information on the Capital Support Agreement for the Money Market HLS Fund.

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Exchange traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (The “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock market, Inc. System (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which over time they are traded most extensively. If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/asked prices as of the Valuation Time.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the HLS Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices or custom valuations furnished by an independent pricing service. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the HLS Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the HLS Fund’s Board of Directors.

Capital Support Agreement for the Money Market HLS Fund The Money Market HLS Fund has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Money Market HLS Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes are identified in the schedule of investments in the most recent annual report to shareholders.

The CSA provides that Hartford Life will pay a capital contribution to the Money Market HLS Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Money Market HLS Fund to maintain its market-based calculation of net asset value (“NAV”) per share at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Money Market HLS Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Money Market HLS Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the

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amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Money Market HLS Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA have entered into an amendment that permits the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualify as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment requires that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725,000 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Money Market HLS Fund.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1)  September 26, 2009; (2)  if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Money Market HLS Fund, it is possible that no capital contribution would be required even if the Money Market HLS Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Money Market HLS Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Money Market HLS Fund's NAV.

As of May 1, 2009, the Money Market HLS Fund did not receive a capital contribution under the terms of the CSA and the Money Market HLS Fund did not rely on the CSA to maintain $1.00 NAV per share.

OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

Capital Stock The board of directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all HLS Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contract holders and policy owners). As of March 31, 2009, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following HLS Funds:

Fund	Percentage of Ownership
	Class IA	Class IB

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Advisers HLS Fund	96%	100%
Capital Appreciation HLS Fund	90%	83%
Disciplined Equity HLS Fund	92%	100%
Dividend and Growth HLS Fund	96%	100%
Equity Income HLS Fund	98%	100%
Fundamental Growth HLS Fund	98%	100%
Global Advisers HLS Fund	99%	100%
Global Equity HLS Fund	100%	100%
Global Growth HLS Fund	66%	100%
Global Health HLS Fund	91%	100%
Growth HLS Fund	84%	100%
Growth Opportunities HLS Fund	56%	97%
High Yield HLS Fund	87%	100%
Index HLS Fund	87%	100%
International Growth HLS Fund	91%	93%
International Opportunities HLS Fund	84%	100%
International Small Company HLS Fund	96%	98%
LargeCap Growth HLS Fund	8%	100%
MidCap HLS Fund	55%	59%
MidCap Growth HLS Fund	51%	100%
MidCap Value HLS Fund	95%	100%
Money Market HLS Fund	97%	100%
Small Company HLS Fund	59%	58%
SmallCap Growth HLS Fund	54%	78%
Stock HLS Fund	97%	100%
Total Return Bond HLS Fund	96%	100%
U.S. Government Securities HLS Fund	95%	100%
Value HLS Fund	99%	100%
Value Opportunities HLS Fund	78%	100%

Pursuant to state insurance law, Union Security Insurance Company (formerly Fortis Benefits Insurance Company) (“Union Security”), or its affiliates, is the owner of all HLS Fund shares held in separate accounts of Union Security or its affiliates (such shares are held for the benefit of contract holders and policy owners). As of March 31, 2009, Union Security (or its affiliates) owned 5% or more of the outstanding shares in the following HLS Funds:

Fund	Percentage of Ownership
	Class IA	Class IB

Disciplined Equity HLS Fund	8%	0%
Global Growth HLS Fund	24%	0%
Growth Opportunities HLS Fund	42%	0%
High Yield HLS Fund	5%	0%
Index HLS Fund	13%	0%
International Opportunities HLS Fund	7%	0%
LargeCap Growth HLS Fund	92%	0%
MidCap Growth HLS Fund	49%	0%
SmallCap Growth HLS Fund	29%	0%
SmallCap Value HLS Fund	74%	0%
U.S. Government Securities HLS Fund	5%	0%
Value Opportunities HLS Fund	22%	0%

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An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2009, owned an aggregate of 7% of the outstanding Class IA shares of Global Growth HLS Fund.

Certain employee retirement plans of State Street Bank and Adventist Healthcare, as of March 31, 2009, owned an aggregate of 9% of the outstanding Class IA shares of Global Health HLS Fund.
Certain employee retirement plans of CitiStreet Advisors LLC and Mastercard Shared Profit, as of March 31, 2009, owned an aggregate of 9% of the outstanding Class IA shares of Growth HLS Fund.
Certain employee retirement plans of Vanguard Fiduciary Trust and Sierra Pacific, as of March 31, 2009, owned an aggregate of 6% of the outstanding Class IA shares of Growth HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2009, owned an aggregate of 8% of the outstanding Class IA shares of High Yield HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of March 31, 2009, owned an aggregate of 7% of the outstanding Class IA shares of International Growth HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2009, owned an aggregate of 8% of the outstanding Class IA shares of International Opportunites HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of March 31, 2009, owned an aggregate of 10% of the outstanding Class IA shares of MidCap HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2009, owned an aggregate of 10% of the outstanding Class IA shares of MidCap HLS Fund.

Certain employee retirement plans of Wachovia Bank National Association, as of March 31, 2009, owned an aggregate of 22% of the outstanding Class IA shares of MidCap HLS Fund.

Certain employee retirement plans of National Financial Services LLC and State Street Bank & Trust Co., as of March 31, 2009, owned an aggregate of 19% of the outstanding Class IB shares of MidCap HLS Fund.

Certain employee retirement plans of T. Rowe Price and The Simplot Company, as of March 31, 2009, owned an aggregate of 8% of the outstanding Class IB shares of MidCap HLS Fund.
Certain employee retirement plans of Wachovia Bank National Association and Limited Brands, Inc., as of March 31, 2009, owned an aggregate of 10% of the outstanding Class IB shares of MidCap HLS Fund.
Certain employee retirement plans of Fidelity Investments, as of March 31, 2009, owned an aggregate of 6% of the outstanding Class IA shares of Small Company HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2009, owned an aggregate of 10% of the outstanding Class IA shares of Small Company HLS Fund.

Certain employee retirement plans of CitiStreet Advisors LLC and 3Com Corporation, as of March 31, 2009, owned an aggregate of 10% of the outstanding Class IB shares of Small Company HLS Fund.
Certain employee retirement plans of Fidelity Investments, as of March 31, 2009, owned an aggregate of 15% of the outstanding Class IB shares of Small Company HLS Fund.
Certain employee retirement plans of JP Morgan Chase & Co. and Bemis Co., Inc., as of March 31, 2009, owned an aggregate of 9% of the outstanding Class IB shares of SmallCap Growth HLS Fund.

Share Classes Under each applicable HLS Fund’s multi-class plan, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by

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each Company’s board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

Voting Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HLS Funds in a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

Other Rights Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

TAXES

Federal Tax Status of the HLS Funds

The following discussion of the federal tax status of the HLS Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each HLS Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If an HLS Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Companies intend each HLS Fund to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

An HLS Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the HLS Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund’s taxable year, (a) at least 50% of the value of the HLS Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the HLS Funds’ only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management

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investment company such as the HLS Funds which meets certain additional requirements. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives. In addition, certain HLS Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If HLS Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected HLS Funds may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the affected HLS Funds.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to how much of each HLS Fund’s assets may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of an HLS Fund’s total assets may be represented by any one investment no more than 70% by any two investments

no more than 80% by any three investments

no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds’ assets to be invested within various countries is not now known. The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

An HLS Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund’s books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds’ investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund’s investment sub-adviser might otherwise select.

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As of December 31, 2008, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carryforwards are available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.

HLS Fund Name	Amount (in thousands)	Expiration Dates: December 31,
Advisers HLS Fund	$455,474	2016
Capital Appreciation HLS Fund	$735,471	2016
Disciplined Equity HLS Fund	$146,580	2016
Disciplined Equity HLS Fund	$758	2010
Disciplined Equity HLS Fund	$8,430	2009
Dividend and Growth HLS Fund	$39,088	2016
Fundamental Growth HLS Fund	$10,398	2016
Global Advisers HLS Fund	$19,548	2016
Global Equity HLS Fund	$8,899	2016
Global Equity HLS Fund	$1,880	2015
Global Equity HLS Fund	$23,115	2009
Global Growth HLS Fund	$92,362	2016
Growth HLS Fund	$23,720	2016
Growth Opportunities HLS Fund	$153,498	2016
High Yield HLS Fund	$62,492	2016
High Yield HLS Fund	$2,846	2014
High Yield HLS Fund	$13,116	2011
High Yield HLS Fund	$875	2009
International Growth HLS Fund	$280,646	2016
International Opportunities HLS Fund	$209,068	2016
International Opportunities HLS Fund	$1,046	2010
International Opportunities HLS Fund	$3,630	2009
International Small Company	$50,452	2016
LargeCap Growth HLS Fund	$21,190	2016
LargeCap Growth HLS Fund	$346	2012
LargeCap Growth HLS Fund	$1,605	2011
LargeCap Growth HLS Fund	$24,574	2010
MidCap HLS Fund	$142,519	2016
MidCap Growth HLS Fund	$5,666	2016
MidCap Value HLS Fund	$72,457	2016
Money Market HLS Fund	$13,032	2016
Small Company HLS Fund	$156,735	2016
SmallCap Growth HLS Fund	$92,145	2016
SmallCap Value HLS Fund	$6,834	2016
Stock HLS Fund	$431,980	2016
Total Return Bond HLS Fund	$141,751	2016
Total Return Bond HLS Fund	$22,202	2014
U.S. Government Securities HLS Fund	$15,888	2014
U.S. Government Securities HLS Fund	$16,217	2013
Value HLS Fund	$4,650	2016
Value Opportunities HLS Fund	$102,725	2016

If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that HLS Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward

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contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the HLS Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of each HLS Fund are held pursuant to a separate Mater Custodian Contract between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company (“HASCO”), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the HLS Funds by qualified retirement plans. For its services, HASCO is paid $2,300 annually per HLS Fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTOR

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the HLS Funds’ distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and the financial highlights appearing in the annual reports for the fiscal year ended December 31, 2008 have been audited by Ernst & Young LLP, the Companies’ independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

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OTHER INFORMATION

The Hartford Index HLS Fund uses the Standard & Poor’s 500 Index as its benchmark. “Standard & Poor’s”®, “S&P”®, “S&P 500”®, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the fund or the timing of the issuance or sale of shares in the fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

CODE OF ETHICS

Each HLS Fund, HL Advisors, Hartford Securities Distribution Company, Inc. and each sub-adviser have each adopted a code of ethics designed to protect the interests of each HLS Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. The HLS Funds have adopted a policy for each sub-advised HLS Fund that an HLS Fund’s sub-adviser vote proxies, subject to oversight by the HLS Funds’ investment manager. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the HLS Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser’s policies and procedures, as well as, the HLS Funds’ voting records. For a complete copy of each sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

Hartford Investment Management Company

The HLS Funds for which Hartford Investment Management Company (“Hartford Investment Management”) serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets it manages. The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, Hartford Investment Management will follow Glass Lewis’s voting recommendations, but it may deviate from Glass Lewis’s recommendations on

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specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Hartford Investment Management votes proxies solicited by an affiliated investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Material Conflict of Interest Identification and Resolution Processes

The use of Glass Lewis minimizes the number of potential conflicts of interest Hartford Investment Management faces in voting proxies, but it does maintain procedures designed to identify and address those conflicts that do exist. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve the conflict and direct the vote. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

•	The issuer that is soliciting Hartford Investment Management’s proxy vote is also a client of Hartford Investment Management or an affiliate;
•	A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;
•	A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or
•	A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances. Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines. In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, Hartford Investment Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted. Mutual fund and third party client accounts may have a securities lending program. In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities). In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on

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ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically1 recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.2 Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•

Stock Split – Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

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2Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

1In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

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•

Financing for Acquisitions – Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•

Financing for Operations – Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks the these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

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Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they

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face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

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Kayne Anderson Rudnick Investment Management

A.	Policy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

1. KAR votes all proxies so as, in its opinion, to maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2. Absent special circumstances it is the policy of KAR to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

3. KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B.	Procedure

As an integral part of the investment process and where authorized by its clients. KAR has the responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to RiskMetrics Group, an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves RiskMetrics’ Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believed that any RiskMetrics recommendation would be to the detriment of KAR’s investment clients, KAR will override a RiskMetrics recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, KAR ensures that (a) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

1.	Conflicts of Interest

KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, KAR may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients’ proxies the following procedures are followed:

•	Where the RiskMetrics Proxy Voting Guidelines outline the firm’s voting position, either as “for” or “against” such proxy proposal, voting is in accordance with the KAR’s Proxy Voting Guidelines.
•

Where the RiskMetrics Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, KAR will vote according to the RiskMetrics recommendation, unless special circumstances prevail.

2.	Other Special Circumstance

KAR may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, KAR will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is

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received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which KAR has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

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RiskMetrics Group Proxy Voting Guidelines Summary

State of Incorporation

Reincorporation Proposals. Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Mergers and Corporate Restructuring

Overall Approach. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Appraisal Rights. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases. Vote CASE-BY-CASE on asset purchase proposals.

Asset Sales. Vote CASE-BY-CASE on asset sales.

Bundled Proposals. Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities. Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans. Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company. Vote CASE-BY-CASE on proposals regarding the formation of a holding company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
•	Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark). Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk. Vote CASE-BY-CASE on “going dark” transactions.

Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures.

Liquidations. Vote CASE-BY-CASE on liquidations. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition. Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures. Vote CASE-BY-CASE on proposals regarding private placements. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Special Purpose Acquisition Corporations (SPACs).Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions.

Spinoffs. Vote CASE-BY-CASE on spin-offs.

Value Maximization Proposals. Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Anti-Takeover Provisions

Advance Notice Requirements for Shareholder Proposals/Nominations. Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the

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meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills. Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Shareholder Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings. Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Control Share Acquisition Provisions. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions. Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions. Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions. Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions. Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail. Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes. Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Elections of Directors

Voting on Director Nominees in Uncontested Elections. Vote CASE-BY-CASE on director nominees. WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company or funeral obligations);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against rate;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one and three year total shareholder returns in the bottom half of a company’s four digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

The company receives an adverse opinion on the company’s financial statements from its auditor; or

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE by CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.

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Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit onetime transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options;
•

The company has poor compensation practices. Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well. Poor compensation practices include, but are not limited to:

•	Egregious employment contracts;
•	Excessive perks/tax reimbursements;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	New CEO with overly generous new hire package;
•	Excessive severance and/or change in control provisions;
•	Poor disclosure practices: ;
•	Internal pay disparity
•	Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Voting for Director Nominees in Contested Elections. Vote CASE-BY-CASE on the election of directors in contested elections.

Election of Directors (Mutual Fund Proxies). Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Appointment of Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position,
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Shareholder Voting

Confidential Voting. Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

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Changes to Capital Structure

Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;
•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
•	The board’s governance structure and practices; and
•	Risks to shareholders of not approving the request.

Dual-Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;
•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock. Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Recapitalization. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities).

Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

Tracking Stock. Vote CASE-BY-CASE on the creation of tracking stock.

Compensation Plans

Equity Compensation Plans. Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group;
•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

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•

Cost of Equity Plans. Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

•

Repricing Provisions. Vote AGAINST plans that expressly permit the repricing or exchange of underwater of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

•	Pay-for Performance Disconnect. Generally vote AGAINST plans and/or WITHHOLD votes from the Compensation Committee members if:
•	there is a pay for performance disconnect between the CEO’s pay and company’s stock performance;
•	the main source of the pay increase (over half) is equity-based, and
•	the CEO is a participant of the equity proposal.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect. On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure.

•

Three-Year Burn Rate/Burn Rate Commitment. Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year. However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

•

Poor Pay Practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices.

Specific Treatment of Certain Award Types in Equity Plan Evaluations.

Dividend Equivalent Rights. Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions. Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies.

401(k) Employee Benefit Plans. Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation. Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or29

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•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•

Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs). Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans. Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans. Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASEBYCASE basis using a proprietary, quantitative model developed by RMG. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested. Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.

Option Exchange Programs/Repricing Options. Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash. Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange. Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Programs of Stock Options. One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit onetime transfers to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;
•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Shareholder Proposals on Compensation.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors. Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing. Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting. Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Severance Agreements for Executives/Golden Parachutes. Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.

Supplemental Executive Retirement Plans (SERPs). Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social and Corporate Responsibility

Consumer Issues and Public Safety.

Animal Rights. Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers;
•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and

There are no recent, significant fines or litigation related to the company’s treatment of animals.

Drug Pricing. Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing.

Drug Reimportation. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods. Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients. Generally vote AGAINST proposals seeking a report on the

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social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Consumer Lending. Vote CASE-BY-CASE on requests for reports on the company’s lending guidelines and procedures.

Tobacco. Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products and proposals regarding secondhand smoke. Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spinoff tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers. Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Toxic Chemicals. Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain. Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials. Generally vote AGAINST resolutions requiring that a company reformulate its products

Environment and Energy.

Climate Change. Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments

Concentrated Animal Feeding Operations (CAFOs). Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
•	The company publicly discloses company and supplier farm environmental performance data; or
•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency .Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Facility and Operational Safety/Security. Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities

Global Warming. Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless:

•

The company already provides current, publicly available information on the impacts that greenhouse gas emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s greenhouse gas emissions.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas. Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or,
•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling. Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy.

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Renewable Energy. Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report. Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues.

Charitable/Political Contributions. Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending. Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance. Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring. Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed. Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies.

MacBride Principles. Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles.

Military Business.

Foreign Military Sales/Offsets. Vote AGAINST reports on foreign military sales or offsets

Nuclear and Depleted Uranium Weapons. Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and nonmilitary uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets. Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high risk” markets, such as a terrorism sponsoring state or politically/socially unstable region.

Workplace Diversity.

Board Diversity. Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business; or

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•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board.

Equal Employment Opportunity (EEO). Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs;
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company. Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Metropolitan West Capital Management

Metropolitan West Capital Management, LLC (“MetWest Capital”) acts as discretionary investment adviser for various clients. MetWest’s authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, MetWest Capital will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with its Proxy Voting Policy.

Although most proxy proposals can be voted in accordance with MetWest Capital’s established Guidelines (see the “Guidelines” below), MetWest Capital recognizes that it is possible that proposals may require special consideration which may dictate that MetWest Capital make an exception to its Guidelines. Periodically, MetWest Capital may review the Guidelines and revise them if applicable. The Lead Strategist or designee reviews all proxies and determines which proxies require special consideration. After reviewing the proxies, the Lead Strategist or designee submits the voting template for processing. The Managing Director of Operations is responsible for ensuring that all proxies received by MetWest Capital in advance of the voting deadline are voted in a timely manner and in a manner consistent with the Lead Strategist’s voting instructions. The Lead Strategist or designee is responsible for ensuring that all corporate action notices received by MetWest Capital in advance of any deadline and that require shareholder actions are addressed. The Managing Director of Operations is responsible for ensuring that corporate action notices received in advance of any deadline are processed appropriately in a manner consistent with the Lead Strategist’s decisions, if applicable.

When voting proxies or acting on corporate actions for clients, MetWest Capital’s utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients’ accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between MetWest Capital’s interests and that of one or more its clients, MetWest Capital shall resolve such conflict in the manner described below. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital or an affiliate of MetWest Capital is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of MetWest Capital or (iii) companies that have a known material business relationship with MetWest Capital.

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Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), MetWest Capital shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a case-by-case basis, MetWest Capital will take action as described in items 2 or 3 below. For proxy proposals not described herein, MetWest Capital will take action as described in items 2 or 3 below;

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Obtain Consent of Clients. MetWest Capital shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of MetWest Capital’s conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MetWest Capital will abstain from voting the securities held by that client’s account; or;

•

Use of an Independent Third Party. Alternatively, MetWest Capital may forward all proxy matters in which MetWest Capital has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, MetWest Capital will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, MetWest Capital will abstain from voting the securities held by that client’s account.

The Lead Strategist or designee will review proxies received for conflicts of interest as part of MetWest Capital’s overall vote review process. All material conflicts of interest identified by MetWest Capital will be addressed as described above.

Guidelines

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer’s management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

Anti-takeover Provisions

Proposals to stagger board members’ terms. Approve.

Proposals to limit the ability of shareholders to call special meetings. Approve.

Proposals to require super majority votes. Oppose.

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Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use of need for these additional shares. Oppose

Proposals regarding “poison pill” provisions. Oppose.

Permitting “green mail.” Oppose.

Directors

Election of directors recommended by management, except if there is a proxy fight. Approve.

Ratification of director’s actions on routine matters since previous annual meeting. Approve.

Limiting directors’ liability. Approve.

Eliminating director mandatory retirement policies. Case-by-case.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested. Case-by-case.

Appointment of Auditors

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies. Approve.

Shareholder Voting Rights

Providing cumulative voting rights. Oppose.

Confidential voting. Approve.

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

Changes to Capital Structure

Eliminate preemptive rights. Approve.

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management’s ability to raise new capital.

MetWest Capital generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

Option and stock grants to management and directors. Case-by-case.

Compensation

Employee Stock Purchase Plan. Approve.

Establish 401(k) Plan. Approve.

Pay directors solely in stocks. Case-by-case.

Social and Corporate Responsibility

Limitation on charitable contributions or fees paid to lawyers. Approve.

“Social issues,” unless specific client guidelines supersede. Case-by-case.

Annual Meetings

Date and place of annual meeting. Approve.

Rotate annual meeting location/date. Case-by-case.

Situations in which MetWest Capital may not vote proxies

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where MetWest Capital has determined that it is in the client’s best interest, MetWest Capital will not vote proxies received. The following are some circumstances in which MetWest Capital will limit its role in voting proxies received on client securities:

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•

Client Maintains Proxy Voting Authority. Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MetWest Capital will not vote the proxies and will direct the relevant custodian to send the proxy material directly to the client. If MetWest Capital receives any proxy material, MetWest Capital will promptly forward it to the client or specified third party.

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Terminated Account. Once a client’s account has been terminated with MetWest Capital in accordance with its investment advisory agreement, MetWest Capital will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

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Unjustifiable Costs. In certain circumstances, based on the results of a cost-benefit analysis, if MetWest Capital determines that the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal, MetWest Capital may abstain from voting.

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SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, SSgA FIM votes proxies on a particular matter in the same way for all clients regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit SSgA FM’s direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee which is supported by the SSgA Governance Team. SSgA FM retains the final authority and responsibility for voting.

In addition to voting proxies, SSgA FM:

(1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;
(2)	provides the client with this written proxy policy, upon request;
(3)	discloses to its clients how they may obtain information on how SSgA FM voted the client’s proxies;
(4)	matches proxies received with holdings as of record date;
(5)	reconciles holdings as of record date and rectifies any discrepancies;
(6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;
(7)	documents the reason(s) for voting for all non-routine items; and
(8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising SSgA FM as to current and emerging governance issues that SSgA FM may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. SSgA FM’s policy (the “Policy”) does not address all issues as to which SSgA FM may receive proxies nor does it seek to describe in detail all factors that SSgA FM may consider relevant to any particular proposal. To assist RMG in interpreting and applying the Policy, SSgA FM meets with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply the Policy without consulting SSgA FM as to each proxy but in a manner that is consistent with SSgA FM’s investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by the Policy or SSgA FM’s prior guidance to RMG, RMG refers the proxy to SSgA FM for direction on voting. On issues that SSgA FM does not believe affect the economic value of SSgA FM’s portfolio holdings or are considered to be routine matters as to which SSgA FM has not provided specific guidance, SSgA FM has agreed with RMG to act as SSgA FM’s voting agent in voting such proxies in accordance with RMG’s own recommendations which, to the extent possible, take into account the Policy and SSgA FM’s general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with SSgA FM’s policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)

proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

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(ii)

proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in-house governance research notifications from RMG and often third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that SSgA FM will depart from its guidelines; these third parties are all treated as information sources. If they raise issues that SSgA FM determines to be prudent before voting a particular proxy or departing from our prior guidance to RMG, SSgA FM will weigh the issue along with other relevant factors before making an informed decision. In all cases, SSgA FM votes proxies as to which SSgA FM has voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, SSgA FM seeks to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, SSgA FM exercises greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, SSgA FM examines the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

SSgA FM reviews proxies of non-US issuers in the context of these guidelines. However, SSgA FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, SSgA will follow market practice. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by SSgA FM’s clients do not offer proxy voting in every non-US jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, SSgA FM abides by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, SSgA FM may determine that it would be in the best interests of SSgA FM’s clients to deviate from these guidelines.

•	Generally, SSgA FM votes for the following ballot items:

Board of Directors

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Elections of directors who (i) SSgA FM determines to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by SSgA FM) number of other boards (other than those affiliated with the issuer). Factors that SSgA FM considers in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA FM), or whether the nominee receives non-board related compensation from the issuer.

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Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, SSgA FM reviews whether the compensation is overly dilutive to existing shareholders.

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Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

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•	Discharge of board members’ duties[3], in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern
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The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the Board of Directors
•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee
•	Elimination of cumulative voting
•	Establishment of confidential voting
•	Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

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Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

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Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[4]
•	Approval of financial statements, auditor reports and allocation of income
•	Requirements that auditors attend the annual meeting of shareholders
•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; SSgA FM generally supports a dividend which constitutes 30% or more of net income
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Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights
•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

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3Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)
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Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

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Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination
•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)
•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value
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Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, SSgA FM divides the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer, in order to make its determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet
•	Expansions to reporting of financial or compensation-related information, within reason
•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
•	Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

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General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

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Other

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Adoption of anti-"greenmail" provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of "greenmail" provisions
•	"Opting-out" of business combination provision

II. Generally, SSgA FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),
•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees
•	Limits to tenure of directors
•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
•	Restoration of cumulative voting in the election of directors
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Removal of a director, unless SSgA FM determines the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that SSgA FM considers in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA FM).
•	Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy
•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares
•	Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

o

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or
o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

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•	Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders
•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Adjournment of Meeting to Solicit Additional Votes
•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive)
•	Retirement bonuses for non-executive directors and auditors

Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
•	Reincorporation in a location which has more stringent anti-takeover and related provisions
•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature
•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions
•	Proposals asking companies to adopt full tenure holding periods for their executives

III.  SSgA FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with SSgA FM’s proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA FM uses its discretion in order to maximize shareholder value. SSgA FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•	Against offers when SSgA FM believes that reasonable prospects exist for an enhanced bid or other bidders
•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

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•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
•	For offers made at a premium where no other higher bidder exists

Potential Conflicts

As discussed above under Process, from time to time, SSgA FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously While SSgA FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by SSgA FM’s potential conflict, there are a number of courses SSgA FM may take. Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of SSgA FM or its affiliates which are among the top 100 clients of SSgA FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by SSgA FM to RMG and the proxy is to be voted in accordance with that guidance, SSgA FM does not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, SSgA FM will employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the

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underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

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Wellington Management Company, LLP

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the users of such securities. Wellington Management established Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while the Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Wellington Management’s Global Proxy Voting Guidelines, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Global Proxy Voting Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.
2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3.

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between Wellington Management and its clients in the best interests of the client.
6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8.

Provides all clients, upon request, with copies of the Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Global Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of Wellington Management’s Executive Committee, that is responsible for the review and approval of Wellington Management’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. Wellington Management’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

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Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Wellington Management conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a list of common proposals and guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of

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shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. We will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director. For.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

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Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case.

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

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Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. For.

Issue Debt Instruments. Case-by-Case.

Social Issues

Endorse the Ceres Principles (SP). Case-by-Case.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

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FINANCIAL STATEMENTS

The Companies’ audited financial statements, together with the notes thereto and reports of Ernst & Young LLP, the Companies’ independent registered public accounting firm, contained in the Companies’ annual reports for the year ended December 31, 2008 as filed with the SEC, are incorporated by reference into this SAI.

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will

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likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

-	Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

▪	Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.
▪	Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.
▪	Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

-The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

-	The issuer has access to at least two additional channels of borrowing.
-	Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.
-	Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.
-	The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation

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and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

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Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

123

PART C

OTHER INFORMATION

Item 23.	Exhibits

a.(i)	Amended and Restated Articles of Incorporation (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

a.(ii)	Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

a.(iii)	Articles Supplementary (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

a.(iv)	Articles of Amendment, dated December 11, 2006 (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

b.	By-Laws (incorporated by reference to Post-Effective Amendment #37 filed on May 27, 2004)

c.	Not Applicable

d.(i)	Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

d.(ii)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

d.(iii)	Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

d.(iv)	Amendment to Investment Management Agreement (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

d.(v)	Amendment to Investment Management Agreement (filed herein)

d.(vi)	Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

d.(vii)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated November 13, 2006 (SmallCap Growth) (incorporated by reference to Post-Effective Amendment #50 filed on April 29, 2008)

d.(viii)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated November 13, 2006 (Blue Chip Stock) (incorporated by reference to Post-Effective Amendment #50 filed on April 29, 2008)

d. (ix)

Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company, dated December 4, 2006 (MidCap Stock) (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

d. (x)	Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

d.(xi)	First Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #47 filed on February 14, 2007)

d.(xii)	Second Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

d.(xiii)	Third Amendment to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

d.(xiv)	Investment Sub-Advisory Agreement with Kayne, Anderson, Rudnick Investment Management (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

d.(xv)	Interim Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

d. (xvi)	Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

d. (xvii)	Investment Sub-Advisory Agreement with SSgA Funds Management Inc. (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

e.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

e.(ii)	Amendment to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #32 filed on January 24, 2003)

f.	Not Applicable

g.(i)	Master Custodian Contract (incorporated by reference to Post-Effective Amendment #48 filed on April 30, 2007)

h.(i)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

h.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

h.(iii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

h.(iv)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

h.(v)	Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

h.(vi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

i.	Opinion and Consent of Counsel (filed herein)

j.	Consent of Independent Registered Public Accounting Firm (filed herein)

k.	Not Applicable

l.	Not Applicable

m.	Distribution Plan – Class IB Shares (incorporated by reference to Post-Effective Amendment #50 filed on April 29, 2008)

n.	Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

o.	Not Applicable

p.(i)	Code of Ethics of HL Investment Advisors, LLC (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

p.(ii)	Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

p.(iii)	Code of Ethics of Hartford Securities Distribution Company, Inc. (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

p. (iv)	Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

p.(v)	Code of Ethics of Kayne, Anderson, Rudnick Investment Management (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

p.(vi)	Code of Ethics Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

p.(vii)	Code of Ethics SSgA Funds Management Inc. (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

q.(i)	Power of Attorney dated February 4, 2009 (incorporated by reference to Post-Effective Amendment #51 filed on February 13, 2009)

Item 24.	Persons Controlled by or Under Common Control with Registrant

Certain persons that are affiliates of and controlled by Hartford Financial Services Group, Inc., a Maryland corporation, are controlling shareholders of the Hartford HLS Series Fund II, Inc. Information about all such persons is incorporated herein by references to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 12, 2009. With regard to Hartford HLS Series Fund II, Inc. matters for which the Investment Company Act of 1940, as amended (the “1940 Act”) required a shareholder vote, shares offered to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates, Union Security Insurance Company and Union Security Life Insurance Company of New York (the “Accounts”) are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. With respect to certain qualified retirement plans (“Plans”). Plan trustees generally vote Hartford HLS Series Fund II, Inc. shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Item 25.	Indemnification

The relevant portion of Article V of the Articles of Incorporation provides:

(f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

Name	Position with HL Investment Advisors, LLC	Other Business
Robert Arena	President, Chief Executive Officer and Manager	Executive Vice President of HLIC and Manager of HISC
John C. Walters	Manager

Executive Vice President of The Hartford Financial Services Group, Inc. (1) (“The Hartford”); Chief Executive Officer, President and Director at Hartford Life, Inc. (2) (“HL, Inc.”); and Chief Executive Officer, President, Director and Chairman of the Board of Hartford Life Insurance Company (3) (“HLIC”)

Colleen B. Pernerewski	Chief Compliance Officer	Assistant Vice President of The Hartford; Chief Compliance Officer of Separate Accounts of HLIC
John N. Giamalis	Senior Vice President and Treasurer

Senior Vice President and Treasurer of HL Inc., The Hartford, HLIC, Hartford Investor Services Company, LLC (4) (“HISC”) and Treasurer of Hartford Investment Management Company (5) (“Hartford Investment Management”)

Stephen T. Joyce	Senior Vice President	Executive Vice President of HLIC and Senior Vice President of HISC
Kenneth A. McCullum	Senior Vice President	Senior Vice President and Actuary of HLIC and Senior Vice President of HISC

Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC
D. Keith Sloane	Senior Vice President	Senior Vice President of HLIC and HISC
Diana Benken	Controller	Assistant Vice President of HLIC
Thomas D. Jones	Vice President	Vice President of The Hartford and HLIC
Edward P. Macdonald	Vice President, Chief Legal Officer and Secretary	Assistant Vice President of HLIC
Michael A. Mecca	Vice President	Senior Vice President of Hartford Investment Management
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, The Hartford, HL, Inc. and HISC
Catherine Marshall	Assistant Vice President	Assistant Vice President of HLIC and HISC
Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HLIC
Alice Pellegrino	Assistant Vice President	Assistant Vice President of HLIC and HISC

[1]	The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.
2	The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
3	The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
4	The principal business address for HISC is 200 Hopmeadow Street, Simsbury, CT 06089.
5	The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27.	Principal Underwriters

Hartford Securities Distribution Company, Inc. (“HSD”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Hartford Life Insurance Company

Separate Account One

Separate Account Two

Separate Account Two (DC Variable Account I)

Separate Account Two (DC Variable Account II)

Separate Account Two (QP Variable Account)

Separate Account Two (Variable Account “A”)

Separate Account Two (NQ Variable Account)

Separate Account Ten

Separate Account Three

Separate Account Five

Separate Account Seven

Separate Account Eleven

	Hartford Life and Annuity Insurance Company	Separate Account One Separate Account Ten Separate Account Three Separate Account Five Separate Account Six Separate Account Seven

	Hart Life Insurance Company	Separate Account One Separate Account Two

	American Maturity Life Insurance Company	Separate Account AMLVA Separate Account One

	Servus Life Insurance Company	Separate Account One Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Jams Davey	Chief Executive Officer, President and Director	None
Kevin M. Connor*****	Director	None
Brian Murphy	Director	None
Diana Benken	Chief Financial Officer Controller/FINOP	None
Mark Sides	Chief Legal Officer Secretary	None
Christopher S. Conner	AML Compliance Officer and Chief Compliance Officer	None
Robert Arena	Director and Senior Vice President/Business Line Principal	Vice President
Peter Delehanty	Senior Vice President/IIP Marketing	None
John N. Giamalis**	Treasurer	None
Stephen T. Joyce	Director	None
Kenneth A. McCullum	Senior Vice President	None
Vernon Meyer	Senior Vice President	Vice President
D. Keith Sloane	Senior Vice President	None
Jared A. Collins***	Vice President	None
Stuart M. Carlisle	Vice President	None
Anne Frasca	Vice President / Operations	None
Kevin J. Kirk****	Vice President/Distribution	None
Peter J. Michalik	Vice President/Operations	None
Jamie Ohl	Senior Vice President/Business Line Principal	None
Kathleen B. Kavanaugh*****	Vice President/Marketing	None
Martin A. Swanson	Vice President /Marketing	None
Diane E. Tatelman	Vice President	None
Timothy M. Baker	Assistant Vice President	None
Scott Bredikis	Assistant Vice President	None
Richard E. Cady	Assistant Vice President	None
Michael J. Fixer**	Assistant Treasurer and Assistant Vice President	None
Jason S. Frain	Assistant Vice President	None
Susan M. Hess	Assistant Vice President	None
Alice Longworth	Assistant Vice President	None
Elizabeth Schroeder	Assistant Vice President	None
Laura Quade	Assistant Vice President	None
Jeffrey T. Coghan	Assistant Vice President	None
Kathryn Ann Stelter	Assistant Vice President	None
Michael R. Dressen	Assistant Secretary and Compliance Officer	None
Glen J. Kvadus	Assistant Secretary	None
Patricia A. Lavoie	Assistant Secretary	None
Melinda L. Robidoux	Privacy Officer	None

*	Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
**	Principal business address is Hartford Plaza, Hartford, CT 06115.
***	Principal business address is 31 St. James Avenue, Suite 600, Boston, MA 02116-4190
****	Principal business address is 50 Glenlake Parkway, Atlanta, GA 30328.
*****	Principal business address is 1500 Liberty Ridge Drive, Wayne, PA 19087.

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 29th day of April, 2009.

HARTFORD HLS SERIES FUND II, INC.

By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ John C. Walters	President, Chief Executive Officer and	April 29, 2009
John C. Walters	Director

/s/ Tamara L. Fagely	Controller & Treasurer	April 29, 2009
Tamara L. Fagely	(Chief Accounting Officer & Chief Financial Officer)

*	Director	April 29, 2009
Lynn S. Birdsong

*	Chairman of the Board and Director	April 29, 2009
Robert M. Gavin, Jr.

*	Director	April 29, 2009
Duane E. Hill

*	Director	April 29, 2009
Sandra S. Jaffee

*	Director	April 29, 2009
William P. Johnston

*	Director	April 29, 2009
Lemma W. Senbet

*	Director	April 29, 2009
Thomas M. Marra

*	Director	April 29, 2009
Phillip O. Peterson

*	Director	April 29, 2009
Lowndes A. Smith

/s/ Edward P. Macdonald	April 29, 2009
* By Edward P. Macdonald
Attorney-in-fact

* Pursuant to Power of Attorney dated February 4, 2009

EXHIBIT INDEX

Exhibit No.

d.(v)	Amendment to Investment Management Agreement
i.	Opinion and Consent of Counsel
j.	Consent of Independent Registered Public Accounting Firm